This is filed pursuant to Rule 497(c).
File Nos. 33-7812 and 811-04791

Alliance
Municipal
Income
Portfolios


The Alliance Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.



Prospectus and Application


February 1, 1999

      o     National Portfolio
      o     Insured National Portfolio
      o     Arizona Portfolio
      o     California Portfolio
      o     Insured California Portfolio
      o     Florida Portfolio
      o     Massachusetts Portfolio
      o     Michigan Portfolio
      o     Minnesota Portfolio
      o     New Jersey Portfolio
      o     New York Portfolio
      o     Ohio Portfolio
      o     Pennsylvania Portfolio
      o     Virginia Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                     AllianceCapital [LOGO] (R)

                                TABLE OF CONTENTS

                                                                          Page


RISK/RETURN SUMMARY.......................................................  3
Investment Objectives, Policies and Principal Risks.......................  4
Principal Investment Strategies and
     Return Information...................................................  5
Summary of Principal Risks................................................ 19

FEES AND EXPENSES OF THE PORTFOLIOS....................................... 20

GLOSSARY.................................................................. 23

DESCRIPTION OF THE PORTFOLIOS............................................. 23
Investment Objectives and Policies ....................................... 23
How the Portfolios Pursues Their Objectives                                24
Description of Investment Practices....................................... 25
Additional Risk Considerations............................................ 29

MANAGEMENT OF THE PORTFOLIOS.............................................. 31

PURCHASE AND SALE OF SHARES............................................... 31
How The Portfolios Value Their Shares..................................... 31
How to Buy Shares......................................................... 31
How to Exchange Shares.................................................... 32
How To Sell Shares........................................................ 32

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................ 32

DISTRIBUTION ARRANGEMENTS................................................. 34

GENERAL INFORMATION....................................................... 36

FINANCIAL HIGHLIGHTS...................................................... 37



The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY


The following is a summary of certain key information about the Alliance Municipal Income Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.



The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in that Portfolio on page 4. A further discussion of these and other risks is on page 19.


More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


      o how the Portfolio's average annual returns for one, five, and 10 years (or, over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).


A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:


      o     You may lose money by investing in the Portfolios.


      o An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES, POLICIES AND PRINCIPAL RISKS



The investment objective of each Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term municipal securities. The average weighted maturity of the Portfolios' securities normally will range between 10 and 25 years.


The investment objective of Insured California Portfolio is to provide as high a level of current income exempt from Federal income tax and California personal property tax as is consistent with preservation of capital.


Under their investment policies, the Portfolios will invest:

      o At least 75% of their total assets in municipal securities rated BBB or Baa or above (or, if unrated, determined by Alliance to be of comparable quality);

      o In municipal securities with a remaining average weighted maturity of 10-30 years; and


      o     At least 65% of their total assets in income producing securities.


In addition, under their policies, the Portfolios may invest:


      o More than 25% of their assets in revenue bonds (generally bonds without the pledge of credit of the issuer);

      o In zero coupon municipal securities, and in variable, floating, and inverse floating rate municipal securities; and

      o     In options, futures, forwards, and swaps.


The principal risks of investing in the Portfolios are similar. Each Portfolio is subject to interest rate risk, credit risk, municipal market risk, diversification risk, leveraging risk, derivatives risk, liquidity risk and management risk. See page 19 for a discussion of each of these risks.

PRINCIPAL INVESTMENT STRATEGIES AND RETURN INFORMATION

NATIONAL PORTFOLIOS


National Portfolio



The National Portfolio invests principally in municipal securities paying interest wholly exempt from federal income taxes, except the Alternative Minimum Tax ("AMT"). The Portfolio may invest 25% or more of its total assets in municipal securities whose issuers are located in the same state.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.23%      5.12%        7.88%
-------------------------------------------------------
Class B                 1.99%      5.30%        6.48%*
-------------------------------------------------------
Class C                 3.99%      5.31%        6.07%*
-------------------------------------------------------
Lipper General
Municipal Debt
Funds                   5.32%      5.43%        7.68%**
  Since inception of Class B***                 6.52%
  Since inception of Class C***                 6.05%
-------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

   [The following table was depicted as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
10.10    7.39   12.43   10.43   13.32   -9.64   22.27    4.33   10.00    5.72
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio


The Insured National Portfolio invests principally in municipal securities paying interest wholly exempt from federal income taxes, including the AMT. The Portfolio normally invests at least 65% of its total assets in insured securities. The Portfolio may invest 25% or more of its total assets in municipal securities whose issuers are located in the same state.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.16%      5.22%        7.68%
-------------------------------------------------------
Class B                 1.91%      5.41%        6.52%*
-------------------------------------------------------
Class C                 3.88%      5.41%        6.05%*
-------------------------------------------------------
Lipper Insured
Municipal Debt
Funds                   5.31%      5.32%        7.42%**
  Since inception of Class B***                 6.36%
  Since inception of Class C***                 5.96%
-------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

Calendar Year End

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 9.77    6.87   12.23    9.18   13.04   -9.20   22.45    4.60    9.66    5.62


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

CALIFORNIA PORTFOLIOS


Insured California Portfolio


The Insured California Portfolio invests substantially all its assets in a portfolio of municipal securities paying interest exempt from federal income tax and California personal income tax. The Portfolio normally invests at least:


o 80% of its total assets in municipal securities paying interest exempt from the AMT;

o 65% of its total assets in insured securities (and its current policy is to invest at least 80% in insured securities); and

o 65% of its total assets in bonds issued by California or its political subdivisions.


The Portfolio may invest in municipal securities that are not issued by California governmental entities if the securities pay interest exempt from federal income tax and California personal income tax. While the Portfolio normally invests substantially all of its total assets in California municipal securities, it may invest in securities paying interest exempt only from federal income tax if Alliance believes that California municipal securities meeting the Portfolio's quality standards are not available.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.64%      4.84%        7.40%
-------------------------------------------------------
Class B                 2.37%      4.96%        6.15%*
-------------------------------------------------------
Class C                 4.37%      4.96%        5.68%*
-------------------------------------------------------
Lipper California
Insured Municipal
Debt Funds              5.74%      5.52%        7.96%**
  Since inception of Class B***                 6.81%
  Since inception of Class C***                 6.21%
-------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

Calendar Year End

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 9.17    7.78   10.54    9.55   13.13  -11.03   24.16    2.57   10.03    6.12


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

California Portfolio


The California Portfolio invests substantially all its assets in a portfolio of municipal securities paying interest exempt from federal income tax and California personal income tax. The Portfolio normally invests at least:


o     80% of its total assets in municipal securities;

o 65% of its total assets in municipal securities issued by California or its political subdivisions; and


o 65% of its total assets in municipal securities paying interest subject to the AMT.



The Portfolio may invest in municipal securities that are not issued by California governmental entities if the securities pay interest exempt from federal income tax and California personal income tax. While the Portfolio normally invests substantially all of its total assets in California municipal securities, it may invest in securities paying interest exempt only from federal income tax if Alliance believes that California municipal securities meeting the Portfolio's quality standards are not available.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                            10 Years
                                           (or Since
                       1 Year    5 Years   Inception)
-------------------------------------------------------
Class A                 1.81%      5.60%        7.87%
-------------------------------------------------------
Class B                 2.64%      5.74%        6.78%*
-------------------------------------------------------
Class C                 4.64%      5.74%        6.38%*
-------------------------------------------------------
Lipper California
Municipal Debt
Funds                   5.77%      5.67%        7.62%**
  Since inception of Class B***                 6.70%
  Since inception of Class C***                 6.26%
-------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
10.29    7.41   10.99   9.42    12.90  -10.10   23.95    4.36   10.89    6.35
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

OTHER STATE PORTFOLIOS

ARIZONA PORTFOLIO
FLORIDA PORTFOLIO
MASSACHUSETTS PORTFOLIO
MICHIGAN PORTFOLIO
MINNESOTA PORTFOLIO
NEW JERSEY PORTFOLIO
NEW YORK PORTFOLIO
OHIO PORTFOLIO
PENNSYLVANIA PORTFOLIO
VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------


These Portfolios invest substantially all their assets in a portfolio of municipal securities paying interest exempt from federal income tax and personal income tax in the named state, or, for the Florida Portfolio, the Florida intangible tax. The Portfolios may invest without limit in bonds paying interest subject to the AMT. The New York Portfolio will invest at least 65% of its assets in bonds paying interest subject to the AMT. The Portfolios normally will invest at least:

o 65% of their total assets in the municipal securities of each Portfolio's named state; and

o 80% of their net assets in municipal securities paying interest exempt from federal income tax.

A Portfolio may invest in a state's municipal securities that are not issued by that state's governmental entities if the securities pay interest exempt from federal income tax and state personal income tax (or the Florida intangible tax). While a Portfolio normally invests substantially all of its total assets in the municipal securities of the Portfolio's state, it may invest in securities paying interest exempt only from federal income tax if Alliance believes that state municipal securities meeting the Portfolio's quality standards are not available.

Arizona Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             2.71%      7.38%
------------------------------------------------------
Class B                             3.61%      7.67%
------------------------------------------------------
Class C                             5.51%      7.65%
------------------------------------------------------
Lipper Arizona
Municipal Debt
Funds                               5.48%      7.34%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/1/94 for Class A, Class B, and Class C shares.

**    Index return from 6/30/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    18.11    5.18   10.48    7.29
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%, 1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year    5 Years   Inception*
------------------------------------------------------
Class A                 1.69%      5.14%       5.74%
------------------------------------------------------
Class B                 2.50%      5.29%       5.80%
------------------------------------------------------
Class C                 4.50%      5.29%       5.80%
------------------------------------------------------
Lipper Florida
Municipal Debt
Funds                   5.53%       5.28%      5.74%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a   -11.77   24.37    4.00   10.78    6.22
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             2.23%      8.65%
------------------------------------------------------
Class B                             3.03%      8.89%
------------------------------------------------------
Class C                             5.03%      8.90%
------------------------------------------------------
Lipper Massachusetts
Municipal Debt
Funds                               5.42%      7.04%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 3/29/94 for Class A, Class B, and Class C shares.

**    Index return from 3/31/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    18.63    8.00   11.82    6.79
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.12%, 1st quarter, 1996.

Michigan Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             1.92%      7.09%
------------------------------------------------------
Class B                             2.61%      7.28%
------------------------------------------------------
Class C                             4.61%      7.28%
------------------------------------------------------
Lipper Michigan
Municipal Debt
Funds                               5.23%      5.85%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 2/25/94 for Class A, Class B, and Class C shares.

**    Index return from 2/28/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    24.02    4.78   11.49    6.41
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 2.01%       4.77%      5.36%
------------------------------------------------------
Class B                 2.81%       4.91%      5.41%
------------------------------------------------------
Class C                 4.81%       4.91%      5.41%
------------------------------------------------------
Lipper Minnesota
Municipal Debt
Funds                   5.55%       5.26%      5.64%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    -8.78   17.81    4.70   10.05    6.56
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 2.48%       5.10%      5.75%
------------------------------------------------------
Class B                 3.31%       5.24%      5.79%
------------------------------------------------------
Class C                 5.31%       5.24%      5.79%
------------------------------------------------------
Lipper New Jersey
Municipal Debt
Funds                   5.60%       5.23%      5.61%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a   -10.13   21.48    4.02   10.22    7.05
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                            10 Years
                                           (or Since
                       1 Year     5 Years  Inception)
------------------------------------------------------
Class A                 1.43%       5.07%      7.73%
------------------------------------------------------
Class B                 2.16%       5.20%      6.30%*
------------------------------------------------------
Class C                 4.16%       5.20%      5.82%*
------------------------------------------------------
Lipper New York
Municipal Debt
Funds                   5.64%       5.17%      7.57%**
------------------------------------------------------
  Since inception of Class B***                6.32%
  Since inception of Class C***                5.81%
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 1/4/93 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
10.56    6.17   12.26   10.68   12.76  -10.13   21.22    4.25   11.20    5.89
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.92%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 1.47%       4.98%      5.66%
------------------------------------------------------
Class B                 2.27%       5.13%      5.72%
------------------------------------------------------
Class C                 4.27%       5.13%      5.72%
------------------------------------------------------
Lipper Ohio
Municipal Debt
Funds                   5.39%       5.34%      5.78%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a   -10.36   20.07    4.62   11.65    5.99
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.30%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception*
------------------------------------------------------
Class A                 1.80%       5.53%      6.11%
------------------------------------------------------
Class B                 2.54%       5.67%      6.15%
------------------------------------------------------
Class C                 4.64%       5.69%      6.17%
------------------------------------------------------
Lipper Pennsylvania
Municipal Debt
Funds                   5.04%       5.32%      5.74%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 6/25/93 for Class A, Class B, and Class C shares.

**    Index return from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    -9.83   20.07    5.64   10.60    6.36
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                                   1 Year  Inception*
------------------------------------------------------
Class A                             2.50%      7.97%
------------------------------------------------------
Class B                             3.31%      8.23%
------------------------------------------------------
Class C                             5.32%      8.23%
------------------------------------------------------
Lipper Virginia
Municipal Debt
Funds                               5.56%      7.20%**
------------------------------------------------------

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 4/29/94 for Class A, Class B, and Class C shares.

**    Index return from 4/30/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  89      90      91      92      93      94      95      96      97      98
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a     n/a    20.15    7.17   11.52    7.08
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was up 0.01%, 1st quarter, 1996.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.


o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline.

      The Portfolios may experience increased market risk to the extent they invest in:

      -- lower rated securities or comparable unrated securities;

      -- debt securities with longer maturities;

      -- debt securities paying no interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).


o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios' investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


o Diversification Risk. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risks. The State Portfolios are not "diversified." This means they can invest in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value. Similarly, these Portfolios are more vulnerable to events adversely affecting each Portfolio's state, including economic, political, or regulatory occurrences. To the extent that the National Portfolios invest heavily in a particular state's municipal securities, the National Portfolios also will be vulnerable to events adversely affecting that state.



o Leveraging Risk. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.


o Derivatives Risk. All Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios are subject to liquidity risk because derivatives and securities involving substantial market and/or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.

o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results.

                       FEES AND EXPENSES OF THE PORTFOLIOS


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                    Class A Shares  Class B Shares  Class C Shares
                                                    --------------  --------------  --------------

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)            None            3.0% during     1.0% during
                                                                    the 1st year,   the 1st year,
                                                                    decreasing      0% thereafter
                                                                    1.0% annually
                                                                    to 0% after
                                                                    the 3rd year*

Exchange Fee                                        None            None            None

* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets) and EXAMPLES


The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other Portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
National Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  490   $  439     $  139      $  238    $  138
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  627   $  534     $  434      $  431    $  431
   Other Expenses          .15%      .16%    .19%      After 5 Yrs.   $  777   $  750     $  750      $  745    $  745
                          ----      ----    ----       After 10 Yrs.  $1,213   $1,273(a)  $1,273(a)   $1,635    $1,635
   Total Portfolio
     Operating Expenses   1.08%     1.79%   1.82%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.42)%    (.42)%  (.46)%
   Net Expenses            .66%     1.37%   1.36%
                          ====      ====    ====

Insured National
Portfolio                 Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .60%      .60%    .60%      After 1st Yr.  $  523   $  474     $  174      $  273    $  173
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  730   $  639     $  539      $  536    $  536
   Other Expenses          .22%      .27%    .23%      After 5 Yrs.   $  954   $  928     $  928      $  923    $  923
                          ----      ----    ----       After 10 Yrs.  $1,598   $1,659(a)  $1,659(a)   $2,009    $2,009
   Total Portfolio
     Operating Expenses   1.12%     1.87%   1.83%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.12)%    (.16)%  (.13)%
   Net Expenses           1.00%     1.71%   1.70%
                          ====      ====    ====

Arizona Portfolio         Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  501   $  451     $  151      $  251    $  151
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  664   $  568     $  468      $  468    $  468
   Other Expenses          .62%      .67%    .71%      After 5 Yrs.   $  840   $  808     $  808      $  808    $  808
                          ----      ----    ----       After 10 Yrs.  $1,350   $1,405(a)  $1,405(a)   $1,768    $1,768
   Total Portfolio
     Operating Expenses   1.55%     2.30%   2.34%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.77)%    (.82)%  (.86)%
   Net Expenses            .78%     1.48%   1.48%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------



+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.


             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
California Portfolio      Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  495   $  446     $  146      $  245    $  145
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  645   $  552     $  452      $  449    $  449
   Other Expenses          .11%      .12%    .13%      After 5 Yrs.   $  809   $  782     $  782      $  776    $  776
                         -----     -----   -----       After 10 Yrs.  $1,281   $1,342(a)  $1,342(a)   $1,702    $1,702
   Total Portfolio
     Operating Expenses   1.04%     1.75%   1.76%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.32)%    (.32)%  (.34)%
   Net Expenses            .72%     1.43%   1.42%
                          ====      ====    ====

Insured California
Portfolio                 Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .55%      .55%    .55%      After 1st Yr.  $  528   $  479      $  179     $  278    $  178
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  745   $  654      $  554     $  551    $  551
   Other Expenses          .20%      .21%    .20%      After 5 Yrs.   $  980   $  954      $  954     $  949    $  949
                         -----     -----   -----       After 10 Yrs.  $1,653   $1,714(a)   $1,714(a)  $2,062    $2,062
   Total Portfolio
     Operating Expenses   1.05%     1.76%   1.75%
                         =====     =====   =====

Florida Portfolio         Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  496    $  446     $  146      $  246    $  146
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  648    $  552     $  452      $  452    $  452
   Other Expenses          .34%      .34%    .36%      After 5 Yrs.   $  814    $  782     $  782      $  782    $  782
                         -----     -----   -----       After 10 Yrs.  $1,293    $1,347(a)  $1,347(a)   $1,713    $1,713
   Total Portfolio
     Operating Expenses   1.27%     1.97%   1.99%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.54)%    (.54)%   (.56)%
   Net Expenses            .73%     1.43%    1.43%
                          ====      ====    ====

Massachusetts Portfolio   Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  495   $  445     $   145     $  245    $  145
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  645   $  549     $   449     $  449    $  449
   Other Expenses          .58%      .59%    .58%      After 5 Yrs.   $  809   $  776     $   776     $  776    $  776
                         -----     -----   -----       After 10 Yrs.  $1,281   $1,336(a)  $ 1,336(a)  $1,702    $1,702
   Total Portfolio
     Operating Expenses   1.51%     2.22%   2.21%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.79)%    (.80)%  (.79)%
   Net Expenses            .72%     1.42%   1.42%
                          ====      ====    ====

Michigan Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  519    $  469    $  169      $  269    $  169
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  718    $  623    $  523      $  523    $  523
   Other Expenses          .96%      .98%    .96%      After 5 Yrs.   $  933    $  902    $  902      $  902    $  902
                         -----     -----   -----       After 10 Yrs.  $1,553    $1,608(a) $1,608(a)   $1,965    $1,965
   Total Portfolio
     Operating Expenses   1.89%     2.61%   2.59%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.93)%    (.95)%  (.93)%
   Net Expenses            .96%     1.66%   1.66%
                          ====      ====    ====

Minnesota Portfolio       Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  498   $  449     $  149      $  248    $  148
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  654   $  562     $  462      $  459    $  459
   Other Expenses          .87%      .89%    .85%      After 5 Yrs.   $  824   $  797     $  797      $  792    $  792
                         -----     -----   -----       After 10 Yrs.  $1,316   $1,376(a)  $1,376(a)   $1,735    $1,735
   Total Portfolio
     Operating Expenses   1.80%     2.52%   2.48%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)    (1.05)%   (1.06)% (1.03)%
   Net Expenses            .75%     1.46%   1.45%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------



+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.


             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
New Jersey Portfolio      Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  505   $  456     $  156      $  255    $  155
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  676   $  583     $  483      $  480    $  480
   Other Expenses          .36%      .37%    .36%      After 5 Yrs.   $  861   $  834     $  843      $  829    $  829
                         -----     -----   -----       After 10 Yrs.  $1,395   $1,456(a)  $1,456(a)   $1,813    $1,813
   Total Portfolio
     Operating Expenses   1.29%     2.00%   1.99%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.47)%    (.47)%  (.47)%
   Net Expenses            .82%     1.53%   1.52%
                          ====      ====    ====

New York Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  485   $  434     $  134      $  233    $  133
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  612   $  518     $  418      $  415    $  415
   Other Expenses          .15%      .17%    .19%      After 5 Yrs.   $  751   $  723     $  723      $  718    $  718
                         -----     -----   -----       After 10 Yrs.  $1,155   $1,215(a)  $1,215(a)   $1,579    $1,579
   Total Portfolio
     Operating Expenses   1.08%     1.80%   1.82%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.47)%    (.48)%  (.51)%
   Net Expenses            .61%     1.32%   1.31%
                          ====      ====    ====

Ohio Portfolio            Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  498   $  449     $  149      $  248    $  148
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  654   $  562     $  462      $  459    $  459
   Other Expenses          .42%      .42%    .41%      After 5 Yrs.   $  824   $  797     $  797      $  792    $  792
                         -----     -----   -----       After 10 Yrs.  $1,316   $1,376(a)  $1,376(a)   $1,735    $1,735
   Total Portfolio
     Operating Expenses   1.35%     2.05%   2.04%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.60)%    (.59)%  (.59)%
   Net Expenses            .75%     1.46%   1.45%
                          ====      ====    ====

Pennsylvania Portfolio    Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  518   $  469     $  169      $  268    $  168
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  715   $  623     $  523      $  520    $  520
   Other Expenses          .36%      .37%    .36%      After 5 Yrs.   $  928   $  902     $  902      $  897    $  897
                         -----     -----   -----       After 10 Yrs.  $1,542   $1,603(a)  $1,603(a)   $1,955    $1,955
   Total Portfolio
     Operating Expenses   1.29%     2.00%   1.99%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.34)%    (.34)%  (.34)%
   Net Expenses            .95%     1.66%   1.65%
                          ====      ====    ====

Virginia Portfolio        Class A  Class B  Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                   -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.  $  491   $  439     $  139      $  239    $  139
   Rule 12b-1 Fees         .30%     1.00%   1.00%      After 3 Yrs.   $  630   $  534     $  434      $  434    $  434
   Other Expenses         1.16%     1.21%   1.22%      After 5 Yrs.   $  782   $  750     $  750      $  750    $  750
                         -----     -----   -----       After 10 Yrs.  $1,224   $1,278(a)  $1,278(a)   $1,646    $1,646
   Total Portfolio
     Operating Expenses   2.09%     2.84%   2.85%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)    (1.42)%   (1.47)% (1.48)%
   Net Expenses            .67%     1.37%   1.37%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------


+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES


AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.


High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's, SP-2 or higher by S&P, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.


Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."


Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.


Municipal securities are debt obligations issued by (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and (ii) in the case of each of the State Portfolios, the named state and its respective political subdivisions, agencies and instrumentalities. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.



Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.


Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

COMPANIES AND RATING AGENCIES

ACA is American Capital Access Corporation.

AGI is Asset Guaranty Insurance Company.

AMBAC is AMBAC Indemnity Corporation.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

FGIC is Financial Guaranty Insurance Company.

FSA is Financial Security Assurance, Inc.

MBIA is Municipal Bond Investors Assurance Corporation.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

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                          DESCRIPTION OF THE PORTFOLIOS
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This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.



Please note that:



o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.



o The description of a Portfolio's risks may include risks defined in the Summary of Principal Risks above. Additional information about the risks of investing in a Portfolio can be found in the discussions under Additional Risk Considerations.



o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.



o Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote and
   (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Portfolio (other than the Insured California Portfolio) is to earn the highest level of current income, by investing principally in tax-exempt, high-yielding, predominantly medium-quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from federal and state tax, as is consistent with preservation of capital.

HOW THE PORTFOLIOS PURSUE THEIR OBJECTIVES


National and Insured National Portfolios. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the AMT. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities. The National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

o the National Portfolio invests principally (and is permitted to invest without limit) in AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds; and

o as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities.



State Portfolios. Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities. Substantially all the interest from these securities is exempt from federal and state personal income tax, or in the case of Florida, the Florida intangible personal property tax. Florida currently imposes no income tax on individuals. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each State Portfolio other than the Insured California Portfolio may invest without limit in AMT-Subject bonds.

California and Insured California Portfolios. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject bonds. Additionally under normal circumstances, the California Portfolio will also invest at least 65% of its total assets in securities issued by California or its political subdivisions.

As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in bonds issued by California or its political subdivisions, at least 80% of its total assets in insured securities and not to invest in AMT-Subject bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured securities.

New York Portfolio. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be invested in AMT-Subject bonds issued by New York State and its political subdivisions. In addition, the Portfolio will invest at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax.

Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania, and Virginia Portfolios. As a matter of fundamental policy, each of these Portfolios normally will invest (i) at least 65% of its total assets in municipal securities of the named state and (ii) at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.


Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper. The average weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.


Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Interest on AMT-Subject bonds is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than AMT-Exempt bonds of comparable quality and maturity.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.


The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P, Duff & Phelps or Fitch. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch or, if unrated, as determined by Alliance to be of equivalent quality. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.



Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

During the following Portfolios' fiscal years ended in 1998, on a weighted average basis, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:


                                                          AMT-
               A AND                                    SUBJECT
PORTFOLIO      ABOVE    BBB      BB        B       NR    BONDS
---------      -----    ---      --        -       --    -----

National        71%     18%       0%       0%      11%    69%
Insured
  National     100       0        0        0        0      0
Arizona         77       0        0        0       23     42
California      79       5        0        0       16     69
Insured
  California   100       0        0        0        0      0
Florida         67      12        0        0       21     56
Massachusetts   89       4        0        0        7     54
Michigan        88       2        0        0       10     27
Minnesota       79      11        0        0       10     44
New Jersey      76      16        0        0        8     66
New York        92       7        0        0        1     74
Ohio            62      34        1        0        3     72
Pennsylvania    65      28        0        0        7     65
Virginia        82       0        0        0       18     58


Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce those Portfolios' current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.


The Insured National and Insured California Portfolios may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P, Duff & Phelps or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P, Duff & Phelps or Fitch. Alliance is familiar with six such insurers, MBIA, FGIC, AMBAC, FSA, AGI and ACA. MBIA, FGIC, AMBAC, FSA have been rated AAA, with respect to their claims-paying ability, AGI has been rated AA and ACA has been rated A. Further information with respect to MBIA, FGIC, AMBAC, FSA, AGI and ACA is provided in the Portfolio's SAI.



DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was noted in the previous section.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.


Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments."


The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.


o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.


o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.


Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.


Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.


Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.


Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.



Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.


Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.


Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.



Illiquid Securities. The Portfolios will limit their investments in illiquid securities to 15% (10% for National, Insured National, New York, California, and Insured California) of their net assets. Illiquid securities generally include,
(i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.



Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).



Temporary Defensive Position. For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.



Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.


ADDITIONAL RISK CONSIDERATIONS


Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.



In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.



Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.


Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.


Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Portfolios' major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.


With respect to the Year 2000, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent, and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolios.


The Portfolios and Alliance have been advised by the Portfolios' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Portfolios and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND PORTFOLIO MANAGER Each Portfolio's Adviser is Alliance Capital Management, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 1998 totaling more than $286 billion (of which approximately $118 billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.5 million shareholder accounts. As of December 31, 1998, Alliance was retained as investment manager for over 35 of the FORTUNE 100 Companies.



Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:



                                Fee as a
                              percentage of
                              average daily       Fiscal
Portfolio                      net assets*      Year Ending
---------                     --------------    -----------
National Portfolio .........      .20%            10/31/98
Insured National
  Portfolio ................      .50%            10/31/98
California Portfolio .......      .30%            10/31/98
Insured California
  Portfolio ................      .55%            10/31/98
Arizona Portfolio ..........       0               9/30/98
Florida Portfolio ..........      .09%             9/30/98
Massachusetts
  Portfolio ................       0               9/30/98
Michigan Portfolio .........       0               9/30/98
Minnesota Portfolio ........       0               9/30/98
New Jersey Portfolio .......      .16%             9/30/98
New York Portfolio .........      .15%            10/31/98
Ohio Portfolio .............      .03%             9/30/98
Pennsylvania Portfolio .....      .28%             9/30/98
Virginia Portfolio .........       0               9/30/98


Fees are stated net of any waivers and/or reimbursements. See the "Fee
      Table" at the beginning of the Prospectus for more information about fee waivers.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden, and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is a Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.


The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.


--------------------------------------------------------------------------------

                          PURCHASE AND SALE OF SHARES

--------------------------------------------------------------------------------


HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the section of the Prospectus under Distribution Arrangements for details.

HOW TO BUY SHARES


You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

      Minimum investment amounts are:

      o Initial:                             $ 250
      o Subsequent:                          $  50
      o Automatic Investment Program:        $  25

If you are an existing portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form. Call (800) 221-5672 to arrange a transfer from your bank account.

Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


HOW TO EXCHANGE SHARES


You may exchange your Portfolio shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Portfolios may change, suspend, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).



o Selling Shares Through Your Broker



Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolios and may charge you for this service.


o Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:


                             Alliance Fund Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone request must be made by 4:00 p.m. Eastern time for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder
         Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed
         $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS

The Portfolios will declare dividends on shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Portfolios pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.


There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes


Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject for federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations.


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.


The Portfolios expect that distributions will consist either of net income (or short-term capital gains) or long-term capital gains. For federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. A Portfolio's distributions also may be subject to certain state and local taxes.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. If a shareholder holds shares for six months or less and during that time receives a distribution of net capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.


Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California and Insured California Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.


Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.


Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) and corporation income taxes.

New York Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes.

Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District Income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual income, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------

                            DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------


Share Classes. The Portfolios offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE


You can purchase Class A shares at NAV with an initial sales charge, as follows:


                          Initial Sales Charge
                          --------------------
                                                Commission
                                                    to
                           as % of             Dealer/Agent
                             Net      as % of     as % of
                           Amount    Offering    Offering
Amount Purchased          Invested     Price       Price
----------------          --------   --------  ------------

Up to $100,000              4.44%      4.25%       4.00%
$100,000 up to $250,000     3.36       3.25        3.00
$250,000 up to $500,000     2.30       2.25        2.00
$500,000 up to $1,000,000   1.78       1.75        1.50


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the SAI about these options.



CLASS B SHARES--DEFERRED SALESCHARGE ALTERNATIVE


You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                   Year Since Purchase       CDSC
                   -------------------       ----
                   First                       3%
                   Second                      2%
                   Third                       1%
                   Fourth                    None

If you exchange your shares for the Class B shares of another Alliance Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase, If you purchase shares by exchange for the Class B shares of another Alliance Fund, the conversion period runs from the date of your purchase.

CLASS C SHARES--ASSET-BASED SALESCHARGE ALTERNATIVE


You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


Class C shares do not convert to any other class of shares of the Portfolio.


Asset-Based Sales Charge or Rule 12b-1 Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                             Rule 12b-1 Fee
                                            (as a percent of
                                            aggregate average
                                            daily net assets)
                                            -----------------

                     Class A                       .30%
                     Class B                      1.00%
                     Class C                      1.00%


Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Choosing a class of shares. The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.


Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolio's SAI for further information about CDSC waivers.


Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Portfolios. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Portfolios. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging, and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number,
(800) 221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call (800) 227-4618.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Portfolio's independent auditors, whose reports, along with each Portfolio's financial statements, are included in the SAI, which is available upon request.


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset                   or Losses on                Dividends   Distributions
                                Value,                     Securities     Total from   from Net    in Excess of   Distributions
                              Beginning  Net Investment  (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period  Income (Loss)++  and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
National Portfolio
  Class A
  Year ended 10/31/98 ......   $10.94       $0.55(a)         $0.18          $0.73      $(0.55)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    10.51        0.57(a)          0.44           1.01       (0.58)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.58             0.06           0.64       (0.58)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.58             1.04           1.62       (0.58)         0.00            0.00
  Year ended 10/31/94 ......    11.05        0.57            (1.37)         (0.80)      (0.57)        (0.03)          (0.24)
  Class B
  Year ended 10/31/98 ......   $10.94       $0.46(a)         $0.19          $0.65      $(0.46)       $(0.05)         $ 0.00
  Year ended 10/31/97 ......    10.51        0.50(a)          0.44           0.94       (0.50)        (0.01)           0.00
  Year ended 10/31/96 ......    10.45        0.51             0.06           0.57       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.51             1.04           1.55       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    11.05        0.50            (1.38)         (0.88)      (0.50)        (0.02)          (0.24)
  Class C
  Year ended 10/31/98 ......   $10.94       $0.47(a)         $0.18          $0.65      $(0.47)       $(0.04)         $ 0.00
  Year ended 10/31/97 ......    10.51        0.50(a)          0.44           0.94       (0.50)        (0.01)           0.00
  Year ended 10/31/96 ......    10.45        0.51             0.06           0.57       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.51             1.04           1.55       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    11.05        0.50            (1.38)         (0.88)      (0.50)        (0.02)          (0.24)

Insured National Portfolio
  Class A
  Year ended 10/31/98 ......   $10.49       $0.44(a)         $0.28          $0.72      $(0.44)       $(0.05)         $(0.20)
  Year ended 10/31/97 ......    10.28        0.50(a)          0.37           0.87       (0.50)        (0.02)          (0.14)
  Year ended 10/31/96 ......    10.07        0.51             0.22           0.73       (0.52)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.51             1.13           1.64       (0.51)        (0.02)           0.00
  Year ended 10/31/94 ......    10.76        0.53            (1.40)         (0.87)      (0.53)        (0.01)          (0.39)
  Class B
  Year ended 10/31/98 ......   $10.49       $0.37(a)         $0.28          $0.65      $(0.37)       $(0.05)         $(0.20)
  Year ended 10/31/97 ......    10.28        0.42(a)          0.38           0.80       (0.42)        (0.03)          (0.14)
  Year ended 10/31/96 ......    10.07        0.44             0.22           0.66       (0.45)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.45             1.12           1.57       (0.45)        (0.01)           0.00
  Year ended 10/31/94 ......    10.76        0.46            (1.40)         (0.94)      (0.46)        (0.01)          (0.39)
  Class C
  Year ended 10/31/98 ......   $10.49       $0.37(a)         $0.28          $0.65      $(0.37)       $(0.05)         $(0.20)
  Year ended 10/31/97 ......    10.28        0.42(a)          0.38           0.80       (0.42)        (0.03)          (0.14)
  Year ended 10/31/96 ......    10.07        0.44             0.22           0.66       (0.45)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.45             1.12           1.57       (0.45)        (0.01)           0.00
  Year ended 10/31/94 ......    10.76        0.46            (1.40)         (0.94)      (0.46)        (0.01)          (0.39)

Arizona Portfolio
  Class A
  Year ended 9/30/98 .......   $10.78       $0.54(a)         $0.45          $0.99      $(0.54)       $(0.02)         $(0.18)
  Year ended 9/30/97 .......    10.32        0.57(a)          0.48           1.05       (0.57)         0.00           (0.02)
  Year ended 9/30/96 .......    10.29        0.55(a)          0.14           0.69       (0.55)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.56             0.53           1.09       (0.56)        (0.01)           0.00
  6/1/94+ to 9/30/94 .......    10.00        0.20            (0.23)         (0.03)      (0.20)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $10.78       $0.45(a)         $0.47          $0.92      $(0.45)       $(0.04)         $(0.18)
  Year ended 9/30/97 .......    10.32        0.50(a)          0.48           0.98       (0.50)         0.00           (0.02)
  Year ended 9/30/96 .......    10.29        0.47(a)          0.14           0.61       (0.47)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.49             0.53           1.02       (0.49)        (0.01)           0.00
  6/1/94+ to 9/30/94 .......    10.00        0.18            (0.24)         (0.06)      (0.17)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.78       $0.45(a)         $0.47          $0.92      $(0.45)       $(0.04)         $(0.18)
  Year ended 9/30/97 .......    10.32        0.50(a)          0.48           0.98       (0.50)         0.00           (0.02)
  Year ended 9/30/96 .......    10.30        0.47(a)          0.13           0.60       (0.47)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.49             0.54           1.03       (0.49)        (0.01)           0.00
  6/1/94+ to 9/30/94 .......    10.00        0.17            (0.23)         (0.06)      (0.17)         0.00            0.00

California Portfolio
  Class A
  Year ended 10/31/98 ......   $11.04       $0.56(a)         $0.32          $0.88      $(0.56)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......    10.59        0.58(a)          0.45           1.03       (0.58)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.58             0.14           0.72       (0.58)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.59             1.02           1.61       (0.59)         0.00            0.00
  Year ended 10/31/94 ......    10.90        0.59            (1.41)         (0.82)      (0.59)         0.00           (0.06)
  Class B
  Year ended 10/31/98 ......   $11.04       $0.48(a)         $0.33          $0.81      $(0.48)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    10.59        0.51(a)          0.45           0.96       (0.51)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.51             0.14           0.65       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.51             1.02           1.53       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    10.90        0.52            (1.41)         (0.89)      (0.52)         0.00           (0.06)


                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                         -------------------------------------------------------

                                    Total        Net Asset                                   Ratio of    Ratio of Net
                                  Dividends       Value,                   Net Assets,       Expenses   Income/Loss to
                                     and          End of      Total       End of Period     to Average     Average       Portfolio
Fiscal Year or Period           Distributions     Period     Return(b)   (000's omitted)    Net Assets    Net Assets   Turnover Rate
---------------------           -------------    ---------  -----------  ---------------    ----------  -------------- ---------
National Portfolio
  Class A
  Year ended 10/31/98 ......       $(0.58)        $11.09        6.82%       $364,429          0.66%(c)       4.98%          56%
  Year ended 10/31/97 ......        (0.58)         10.94        9.88         329,540          0.69(c)        5.40           72
  Year ended 10/31/96 ......        (0.58)         10.51        6.32         325,288          0.69(c)        5.55          137
  Year ended 10/31/95 ......        (0.58)         10.45       17.73         338,311          0.71(c)        5.84          118
  Year ended 10/31/94 ......        (0.84)          9.41       (7.65)        338,814          0.62(c)        5.61          110
  Class B
  Year ended 10/31/98 ......       $(0.51)        $11.08        6.05%       $197,517          1.37%(c)       4.28%          56%
  Year ended 10/31/97 ......        (0.51)         10.94        9.16         190,530          1.40(c)        4.69           72
  Year ended 10/31/96 ......        (0.51)         10.51        5.61         214,994          1.40(c)        4.85          137
  Year ended 10/31/95 ......        (0.51)         10.45       16.91         252,357          1.42(c)        5.13          118
  Year ended 10/31/94 ......        (0.76)          9.41       (8.34)        250,391          1.32(c)        4.91          110
  Class C
  Year ended 10/31/98 ......       $(0.51)        $11.08        6.06%       $108,325          1.36%(c)       4.28%          56%
  Year ended 10/31/97 ......        (0.51)         10.94        9.18          89,792          1.39(c)        4.70           72
  Year ended 10/31/96 ......        (0.51)         10.51        5.62          96,134          1.39(c)        4.85          137
  Year ended 10/31/95 ......        (0.51)         10.45       16.93         108,068          1.41(c)        5.16          118
  Year ended 10/31/94 ......        (0.76)          9.41       (8.33)        133,249          1.31(c)        4.89          110

Insured National Portfolio
  Class A
  Year ended 10/31/98 ......       $(0.69)        $10.52        7.15%       $179,003          1.00%(d)       4.21%          27%
  Year ended 10/31/97 ......        (0.66)         10.49        8.77         170,631          1.02(d)        4.85           98
  Year ended 10/31/96 ......        (0.52)         10.28        7.43         160,425          1.02(d)        5.04          157
  Year ended 10/31/95 ......        (0.53)         10.07       18.72         165,548          1.01(d)        5.37          171
  Year ended 10/31/94 ......        (0.93)          8.96       (8.69)        153,656          0.66(d)        5.40          149
  Class B
  Year ended 10/31/98 ......       $(0.62)        $10.52        6.48%       $ 48,751          1.71%(d)       3.49%          27%
  Year ended 10/31/97 ......        (0.59)         10.49        8.07          45,542          1.75(d)        4.12           98
  Year ended 10/31/96 ......        (0.45)         10.28        6.74          52,156          1.73(d)        4.32          157
  Year ended 10/31/95 ......        (0.46)         10.07       17.91          58,990          1.72(d)        4.65          171
  Year ended 10/31/94 ......        (0.86)          8.96       (9.38)         51,439          1.37(d)        4.71          149
  Class C
  Year ended 10/31/98 ......       $(0.62)        $10.52        6.48%       $ 21,992          1.70%(d)       3.51%          27%
  Year ended 10/31/97 ......        (0.59)         10.49        8.07          19,057          1.72(d)        4.15           98
  Year ended 10/31/96 ......        (0.45)         10.28        6.74          22,763          1.72(d)        4.34          157
  Year ended 10/31/95 ......        (0.46)         10.07       17.91          22,265          1.71(d)        4.69          171
  Year ended 10/31/94 ......        (0.86)          8.96       (9.38)         24,112          1.36(d)        4.68          149

Arizona Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.74)        $11.03        9.54%       $ 21,185          0.78%(e)       4.92%          45%
  Year ended 9/30/97 .......        (0.59)         10.78       10.54           9,225          0.78(e)        5.42          193
  Year ended 9/30/96 .......        (0.66)         10.32        6.84           4,409          0.78(e)        5.33          244
  Year ended 9/30/95 .......        (0.57)         10.29       11.56           2,379          0.78(e)        5.56           85
  6/1/94+ to 9/30/94 .......        (0.20)          9.77       (0.35)            930          0.78(e)*       5.82*          81
  Class B
  Year ended 9/30/98 .......       $(0.67)        $11.03        8.84%       $ 13,698          1.48%(e)       4.21%          45%
  Year ended 9/30/97 .......        (0.52)         10.78        9.80           6,531          1.48(e)        4.73          193
  Year ended 9/30/96 .......        (0.58)         10.32        6.10           5,199          1.48(e)        4.62          244
  Year ended 9/30/95 .......        (0.50)         10.29       10.78           3,166          1.48(e)        4.89           85
  6/1/94+ to 9/30/94 .......        (0.17)          9.77       (0.58)          1,677          1.48(e)*       5.13*          81
  Class C
  Year ended 9/30/98 .......       $(0.67)        $11.03        8.83%       $  4,708          1.48%(e)       4.19%          45%
  Year ended 9/30/97 .......        (0.52)         10.78        9.80           1,775          1.48(e)        4.70          193
  Year ended 9/30/96 .......        (0.58)         10.32        6.00             710          1.48(e)        4.61          244
  Year ended 9/30/95 .......        (0.50)         10.30       10.89             481          1.48(e)        4.90           85
  6/1/94+ to 9/30/94 .......        (0.17)          9.77       (0.58)            485          1.48(e)*       4.70*          81

California Portfolio
  Class A
  Year ended 10/31/98 ......       $(0.58)        $11.34        8.20%       $550,626          0.72%(f)       4.99%          22%
  Year ended 10/31/97 ......        (0.58)         11.04       10.07         470,444          0.78(f)        5.43           20
  Year ended 10/31/96 ......        (0.58)         10.59        7.15         460,444          0.77(f)        5.57           49
  Year ended 10/31/95 ......        (0.59)         10.45       17.55         478,535          0.74(f)        5.90           39
  Year ended 10/31/94 ......        (0.65)          9.43       (7.73)        470,308          0.64(f)        5.78           45
  Class B
  Year ended 10/31/98 ......       $(0.51)        $11.34        7.46%       $207,751          1.43%(f)       4.30%          22%
  Year ended 10/31/97 ......        (0.51)         11.04        9.29         166,672          1.48(f)        4.72           20
  Year ended 10/31/96 ......        (0.51)         10.59        6.37         164,895          1.47(f)        4.87           49
  Year ended 10/31/95 ......        (0.51)         10.45       16.64         166,759          1.45(f)        5.19           39
  Year ended 10/31/94 ......        (0.58)          9.43       (8.43)        160,879          1.35(f)        5.07           45
--------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 46.



                                     38 & 39


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset       Net         or Losses on                Dividends   Distributions
                                Value,     Investment      Securities     Total from   from Net    in Excess of   Distributions
                              Beginning      Income      (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period     (Loss)++     and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
California Portfolio (continued)
  Class C
  Year ended 10/31/98 ......   $11.04       $0.48(a)         $0.32          $0.80      $(0.48)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    10.59        0.51(a)          0.45           0.96       (0.51)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.51             0.14           0.65       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.51             1.02           1.53       (0.51)         0.00            0.00
  Year ended 10/31/94 ......    10.90        0.52            (1.41)         (0.89)      (0.52)         0.00           (0.06)

Insured California Portfolio
  Class A
  Year ended 10/31/98 ......   $13.89       $0.64(a)         $0.39          $1.03      $(0.64)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    13.39        0.69(a)          0.50           1.19       (0.68)        (0.01)           0.00
  Year ended 10/31/96 ......    13.32        0.69             0.06           0.75       (0.68)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.68             1.54           2.22       (0.68)        (0.01)           0.00
  Year ended 10/31/94 ......    14.25        0.69            (1.99)         (1.30)      (0.69)         0.00           (0.47)
  Class B
  Year ended 10/31/98 ......   $13.89       $0.54(a)         $0.39          $0.93      $(0.54)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    13.39        0.59(a)          0.50           1.09       (0.59)         0.00            0.00
  Year ended 10/31/96 ......    13.32        0.60             0.05           0.65       (0.58)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.58             1.54           2.12       (0.58)        (0.01)           0.00
  Year ended 10/31/94 ......    14.25        0.60            (2.00)         (1.40)      (0.59)         0.00           (0.47)
  Class C
  Year ended 10/31/98 ......   $13.89       $0.54(a)         $0.39          $0.93      $(0.54)       $(0.03)         $ 0.00
  Year ended 10/31/97 ......    13.39        0.59(a)          0.50           1.09       (0.59)         0.00            0.00
  Year ended 10/31/96 ......    13.32        0.60             0.05           0.65       (0.58)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.58             1.54           2.12       (0.58)        (0.01)           0.00
  Year ended 10/31/94 ......    14.25        0.60            (2.00)         (1.40)      (0.59)         0.00           (0.47)

Florida Portfolio
  Class A
  Year ended 9/30/98 .......   $10.14       $0.52(a)         $0.37          $0.89      $(0.52)       $(0.03)         $ 0.00
  Year ended 9/30/97 .......     9.73        0.55(a)          0.41           0.96       (0.55)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.54(a)          0.16           0.70       (0.54)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.55             0.69           1.24       (0.55)         0.00            0.00
  Year ended 9/30/94 .......    10.25        0.55            (1.35)         (0.80)      (0.55)         0.00           (0.01)
  Class B
  Year ended 9/30/98 .......   $10.14       $0.46(a)         $0.36          $0.82      $(0.46)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.74        0.48(a)          0.40           0.88       (0.48)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.47(a)          0.17           0.64       (0.47)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.47             0.70           1.17       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.25        0.48            (1.35)         (0.87)      (0.48)         0.00           (0.01)
  Class C
  Year ended 9/30/98 .......   $10.14       $0.46(a)         $0.36          $0.82      $(0.46)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.74        0.49(a)          0.39           0.88       (0.48)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.47(a)          0.17           0.64       (0.47)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.47             0.70           1.17       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.25        0.48            (1.35)         (0.87)      (0.48)         0.00           (0.01)

Massachusetts Portfolio
  Class A
  Year ended 9/30/98 .......   $11.19       $0.54(a)         $0.45          $0.99      $(0.54)       $(0.06)         $(0.19)
  Year ended 9/30/97 .......    10.85        0.58(a)          0.57           1.15       (0.58)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.50        0.60(a)          0.44           1.04       (0.59)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.58             0.41           0.99       (0.58)        (0.03)           0.00
  3/29/94+ to 9/30/94 ......    10.00        0.31             0.11           0.42       (0.30)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $11.19       $0.46(a)         $0.45          $0.91      $(0.46)       $(0.07)         $(0.19)
  Year ended 9/30/97 .......    10.84        0.51(a)          0.58           1.09       (0.51)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.49        0.52(a)          0.45           0.97       (0.52)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.52             0.39           0.91       (0.52)        (0.02)           0.00
  3/3/94+ to 9/30/94. ......    10.00        0.27             0.11           0.38       (0.26)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $11.19       $0.47(a)         $0.44          $0.91      $(0.47)       $(0.06)         $(0.19)
  Year ended 9/30/97 .......    10.84        0.51(a)          0.58           1.09       (0.51)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.49        0.52(a)          0.45           0.97       (0.52)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.52             0.39           0.91       (0.52)        (0.02)           0.00
  3/29/94+ to 9/30/94 ......    10.00        0.25             0.13           0.38       (0.26)         0.00            0.00

Michigan Portfolio
  Class A
  Year ended 9/30/98 .......   $10.52       $0.48(a)         $0.44          $0.92      $(0.48)       $(0.05)         $(0.29)
  Year ended 9/30/97 .......    10.12        0.53(a)          0.55           1.08       (0.53)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.52(a)          0.22           0.74       (0.52)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.52             0.78           1.30       (0.52)        (0.03)           0.00
  2/25/94+ to 9/30/94 ......    10.00        0.33            (0.65)         (0.32)      (0.33)         0.00            0.00



                                Less Distributions                                          Ratios/Supplemental Data
                                ------------------                         ---------------------------------------------------------

                                      Total        Net Asset                                 Ratio of    Ratio of Net
                                    Dividends       Value,                   Net Assets,     Expenses   Income/Loss to
                                       and          End of      Total       End of Period   to Average     Average       Portfolio
Fiscal Year or Period             Distributions     Period     Return(b)   (000's omitted)  Net Assets    Net Assets   Turnover Rate
---------------------             -------------    ---------  -----------  ---------------  ----------  -------------- -------------
California Portfolio (continued)
  Class C
  Year ended 10/31/98 ......         $(0.51)        $11.33        7.36%       $124,115        1.42%(f)       4.29%          22%
  Year ended 10/31/97 ......          (0.51)         11.04        9.29          90,742        1.48(f)        4.73           20
  Year ended 10/31/96 ......          (0.51)         10.59        6.38          90,917        1.47(f)        4.87           49
  Year ended 10/31/95 ......          (0.51)         10.45       16.64          87,793        1.44(f)        5.22           39
  Year ended 10/31/94 ......          (0.58)          9.43       (8.43)        103,622        1.34(f)        5.06           45

Insured California Portfolio
  Class A
  Year ended 10/31/98 ......         $(0.67)        $14.25        7.60%       $113,102        1.05%          4.52%           0%
  Year ended 10/31/97 ......          (0.69)         13.89        9.18         103,647        1.11           5.09           35
  Year ended 10/31/96 ......          (0.68)         13.39        5.79         101,542        1.08           5.19          118
  Year ended 10/31/95 ......          (0.69)         13.32       19.29         103,940        1.04(g)        5.34          103
  Year ended 10/31/94 ......          (1.16)         11.79       (9.73)         94,857        0.82(g)        5.29          100
  Class B
  Year ended 10/31/98 ......         $(0.57)        $14.25        6.84%       $ 29,957        1.76%          3.82%           0%
  Year ended 10/31/97 ......          (0.59)         13.89        8.37          27,976        1.81           4.39           35
  Year ended 10/31/96 ......          (0.58)         13.39        4.99          26,696        1.79           4.49          118
  Year ended 10/31/95 ......          (0.59)         13.32       18.35          27,816        1.74(g)        4.61          103
  Year ended 10/31/94 ......          (1.06)         11.79      (10.43)         24,591        1.53(g)        4.60          100
  Class C
  Year ended 10/31/98 ......         $(0.57)        $14.25        6.84%       $ 16,013        1.75%          3.82%           0%
  Year ended 10/31/97 ......          (0.59)         13.89        8.37          13,436        1.81           4.39           35
  Year ended 10/31/96 ......          (0.58)         13.39        4.99          12,826        1.78           4.49          118
  Year ended 10/31/95 ......          (0.59)         13.32       18.35          14,323        1.74(g)        4.64          103
  Year ended 10/31/94 ......          (1.06)         11.79      (10.43)         12,472        1.52(g)        4.59          100

Florida Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.55)        $10.48        8.97%       $ 44,440        0.73%(h)       5.14%          65%
  Year ended 9/30/97 .......          (0.55)         10.14       10.14          17,516        0.73(h)        5.58          204
  Year ended 9/30/96 .......          (0.55)          9.73        7.45          14,297        0.73(h)        5.52          237
  Year ended 9/30/95 .......          (0.55)          9.58       14.44          11,956        0.73(h)        5.91          146
  Year ended 9/30/94 .......          (0.56)          8.89       (8.03)          8,227        0.38(h)        5.70          185
  Class B
  Year ended 9/30/98 .......         $(0.48)        $10.48        8.22%       $ 40,740        1.43%(h)       4.46%          65%
  Year ended 9/30/97 .......          (0.48)         10.14        9.24          24,820        1.43(h)        4.87          204
  Year ended 9/30/96 .......          (0.48)          9.74        6.78          22,235        1.43(h)        4.81          237
  Year ended 9/30/95 .......          (0.48)          9.58       13.56          20,660        1.42(h)        5.22          146
  Year ended 9/30/94 .......          (0.49)          8.89       (8.72)         18,048        1.08(h)        4.99          185
  Class C
  Year ended 9/30/98 .......         $(0.48)        $10.48        8.22%       $ 31,524        1.43%(h)       4.48%          65%
  Year ended 9/30/97 .......          (0.48)         10.14        9.23          25,722        1.43(h)        4.89          204
  Year ended 9/30/96 .......          (0.48)          9.74        6.78          30,121        1.43(h)        4.81          237
  Year ended 9/30/95 .......          (0.48)          9.58       13.56          30,787        1.42(h)        5.27          146
  Year ended 9/30/94 .......          (0.49)          8.89       (8.72)         42,405        1.08(h)        4.97          185

Massachusetts Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.79)        $11.39        9.18%       $ 23,026        0.72%(i)       4.87%          69%
  Year ended 9/30/97 .......          (0.81)         11.19       11.14           9,461        0.72(i)        5.40          134
  Year ended 9/30/96 .......          (0.69)         10.85       10.25           3,211        0.62(i)        5.62          246
  Year ended 9/30/95 .......          (0.61)         10.50       10.19           1,337        0.60(i)        5.67          155
  3/29/94+ to 9/30/94 ......          (0.30)         10.12        4.14             565        0.60(i)*       5.98*         146
  Class B
  Year ended 9/30/98 .......         $(0.72)        $11.38        8.40%       $ 20,400        1.42%(i)       4.16%          69%
  Year ended 9/30/97 .......          (0.74)         11.19       10.52           7,230        1.42(i)        4.73          134
  Year ended 9/30/96 .......          (0.62)         10.84        9.52           3,683        1.32(i)        4.93          246
  Year ended 9/30/95 .......          (0.54)         10.49        9.32           1,754        1.30(i)        4.90          155
  3/3/94+ to 9/30/94. ......          (0.26)         10.12        3.78             725        1.30(i)*       5.13*         146
  Class C
  Year ended 9/30/98 .......         $(0.72)        $11.38        8.40%       $ 18,050        1.42%(i)       4.18%          69%
  Year ended 9/30/97 .......          (0.74)         11.19       10.52           7,815        1.42(i)        4.75          134
  Year ended 9/30/96 .......          (0.62)         10.84        9.52           4,514        1.31(i)        4.88          246
  Year ended 9/30/95 .......          (0.54)         10.49        9.32           2,556        1.30(i)        4.85          155
  3/29/94+ to 9/30/94 ......          (0.26)         10.12        3.78             774        1.30(i)*       4.00*         146

Michigan Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.82)        $10.62        9.08%       $  8,640        0.96%(j)       4.57%         134%
  Year ended 9/30/97 .......          (0.68)         10.52       11.05           5,836        0.96(j)        5.24          161
  Year ended 9/30/96 .......          (0.72)         10.12        7.54           6,123        0.96(j)        5.21          242
  Year ended 9/30/95 .......          (0.55)         10.10       14.40           5,158        1.36(j)        5.27          151
  2/25/94+ to 9/30/94 ......          (0.33)          9.35       (3.24)          2,473        0.93(j)*       5.83*         222
--------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 46.


                                     40 & 41


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset       Net         or Losses on                Dividends   Distributions
                                Value,     Investment      Securities     Total from   from Net    in Excess of   Distributions
                              Beginning      Income      (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period     (Loss)++     and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
Michigan Portfolio (continued)
  Class B
  Year ended 9/30/98 .......   $10.52       $0.40(a)         $0.44          $0.84      $(0.40)       $(0.06)         $(0.29)
  Year ended 9/30/97 .......    10.12        0.46(a)          0.55           1.01       (0.46)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.45(a)          0.22           0.67       (0.45)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.45             0.78           1.23       (0.45)        (0.03)           0.00
  2/25/94+ to 9/30/94 ......    10.00        0.29            (0.65)         (0.36)      (0.29)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.52       $0.41(a)         $0.43          $0.84      $(0.41)       $(0.05)         $(0.29)
  Year ended 9/30/97 .......    10.12        0.46(a)          0.55           1.01       (0.46)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.45(a)          0.22           0.67       (0.45)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.45             0.78           1.23       (0.45)        (0.03)           0.00
  2/25/94+ to 9/30/94 ......    10.00        0.29            (0.65)         (0.36)      (0.29)         0.00            0.00

Minnesota Portfolio
  Class A
  Year ended 9/30/98 .......   $ 9.97       $0.50(a)         $0.27          $0.77      $(0.50)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.58        0.53(a)          0.39           0.92       (0.53)         0.00            0.00
  Year ended 9/30/96 .......     9.49        0.53(a)          0.11           0.64       (0.53)        (0.02)           0.00
  Year ended 9/30/95 .......     9.19        0.53             0.32           0.85       (0.53)        (0.02)           0.00
  Year ended 9/30/94 .......    10.28        0.55            (1.09)         (0.54)      (0.55)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $ 9.97       $0.42(a)         $0.28          $0.70      $(0.42)       $(0.03)         $ 0.00
  Year ended 9/30/97 .......     9.58        0.46(a)          0.39           0.85       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.49        0.46(a)          0.11           0.57       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.18        0.46             0.33           0.79       (0.46)        (0.02)           0.00
  Year ended 9/30/94 .......    10.28        0.48            (1.10)         (0.62)      (0.48)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $ 9.97       $0.43(a)         $0.27          $0.70      $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.58        0.46(a)          0.39           0.85       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.50        0.46(a)          0.10           0.56       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.19        0.46             0.33           0.79       (0.46)        (0.02)           0.00
  Year ended 9/30/94 .......    10.27        0.48            (1.08)         (0.60)      (0.48)         0.00            0.00

New Jersey Portfolio
  Class A
  Year ended 9/30/98 .......   $10.15       $0.51(a)         $0.32          $0.83      $(0.51)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.72        0.51(a)          0.44           0.95       (0.51)        (0.01)           0.00
  Year ended 9/30/96 .......     9.65        0.51(a)          0.11           0.62       (0.51)        (0.04)           0.00
  Year ended 9/30/95 .......     9.07        0.54             0.59           1.13       (0.54)        (0.01)           0.00
  Year ended 9/30/94 .......    10.29        0.55            (1.22)         (0.67)      (0.55)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $10.16       $0.43(a)         $0.32          $0.75      $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.72        0.44(a)          0.45           0.89       (0.44)        (0.01)           0.00
  Year ended 9/30/96 .......     9.66        0.44(a)          0.10           0.54       (0.45)        (0.03)           0.00
  Year ended 9/30/95 .......     9.07        0.47             0.60           1.07       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.28        0.48            (1.21)         (0.73)      (0.48)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.16       $0.43(a)         $0.32          $0.75      $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.72        0.44(a)          0.45           0.89       (0.44)        (0.01)           0.00
  Year ended 9/30/96 .......     9.66        0.44(a)          0.10           0.54       (0.45)        (0.03)           0.00
  Year ended 9/30/95 .......     9.07        0.47             0.60           1.07       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.28        0.48            (1.21)         (0.73)      (0.48)         0.00            0.00

New York Portfolio
  Class A
  Year ended 10/31/98 ......   $10.10       $0.51(a)         $0.21          $0.72      $(0.51)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......     9.66        0.53(a)          0.46           0.99       (0.54)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.55             0.04           0.59       (0.55)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.55             0.90           1.45       (0.55)         0.00            0.00
  Year ended 10/31/94 ......    10.17        0.55            (1.40)         (0.85)      (0.55)        (0.01)          (0.04)
  Class B
  Year ended 10/31/98 ......   $10.10       $0.44(a)         $0.21          $0.65      $(0.44)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......     9.66        0.46(a)          0.46           0.92       (0.47)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.48             0.04           0.52       (0.48)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.48             0.90           1.38       (0.48)         0.00            0.00
  Year ended 10/31/94 ......    10.17        0.48            (1.41)         (0.93)      (0.47)        (0.01)          (0.04)
  Class C
  Year ended 10/31/98 ......   $10.10       $0.44(a)         $0.21          $0.65      $(0.44)       $(0.02)         $ 0.00
  Year ended 10/31/97 ......     9.66        0.46(a)          0.46           0.92       (0.47)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.48             0.04           0.52       (0.48)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.48             0.90           1.38       (0.48)         0.00            0.00
  Year ended 10/31/94 ......    10.17        0.48            (1.41)         (0.93)      (0.47)        (0.01)          (0.04)



                                Less Distributions                                          Ratios/Supplemental Data
                                ------------------                         ---------------------------------------------------------

                                      Total        Net Asset                                 Ratio of    Ratio of Net
                                    Dividends       Value,                   Net Assets,     Expenses   Income/Loss to
                                       and          End of      Total       End of Period   to Average     Average       Portfolio
Fiscal Year or Period             Distributions     Period     Return(b)   (000's omitted)  Net Assets    Net Assets   Turnover Rate
---------------------             -------------    ---------  -----------  ---------------  ----------  -------------- -------------
Michigan Portfolio (continued)
  Class B
  Year ended 9/30/98 .......         $(0.75)        $10.61        8.26%       $  9,411        1.66%(j)       3.87%         134%
  Year ended 9/30/97 .......          (0.61)         10.52       10.30           5,300        1.66(j)        4.53          161
  Year ended 9/30/96 .......          (0.65)         10.12        6.80           3,553        1.66(j)        4.51          242
  Year ended 9/30/95 .......          (0.48)         10.10       13.58           2,424        2.06(j)        4.57          151
  2/25/94+ to 9/30/94 ......          (0.29)          9.35       (3.65)          1,722        1.63(j)*       4.93*         222
  Class C
  Year ended 9/30/98 .......         $(0.75)        $10.61        8.26%       $  8,983        1.66%(j)       3.88%         134%
  Year ended 9/30/97 .......          (0.61)         10.52       10.30           5,089        1.66(j)        4.55          161
  Year ended 9/30/96 .......          (0.65)         10.12        6.80           3,940        1.66(j)        4.50          242
  Year ended 9/30/95 .......          (0.48)         10.10       13.58           2,886        2.06(j)        4.69          151
  2/25/94+ to 9/30/94 ......          (0.29)          9.35       (3.65)          2,778        1.63(j)*       4.92*         222

Minnesota Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.52)        $10.22        7.94%       $  6,261        0.75%(k)       4.92%          30%
  Year ended 9/30/97 .......          (0.53)          9.97        9.93           4,120        0.75(k)        5.44          131
  Year ended 9/30/96 .......          (0.55)          9.58        6.95           3,165        0.72(k)        5.54          195
  Year ended 9/30/95 .......          (0.55)          9.49        9.63           2,414        0.71(k)        5.71          117
  Year ended 9/30/94 .......          (0.55)          9.19       (5.35)          2,125        0.09(k)        5.71          143
  Class B
  Year ended 9/30/98 .......         $(0.45)        $10.22        7.17%       $ 13,867        1.46%(k)       4.19%          30%
  Year ended 9/30/97 .......          (0.46)          9.97        9.13           8,517        1.46(k)        4.75          131
  Year ended 9/30/96 .......          (0.48)          9.58        6.15           8,291        1.42(k)        4.82          195
  Year ended 9/30/95 .......          (0.48)          9.49        8.90           7,299        1.42(k)        4.97          117
  Year ended 9/30/94 .......          (0.48)          9.18       (6.15)          6,150        0.80(k)        5.00          143
  Class C
  Year ended 9/30/98 .......         $(0.45)        $10.22        7.18%       $  7,716        1.45%(k)       4.23%          30%
  Year ended 9/30/97 .......          (0.46)          9.97        9.13           7,358        1.45(k)        4.76          131
  Year ended 9/30/96 .......          (0.48)          9.58        6.03           6,553        1.41(k)        4.82          195
  Year ended 9/30/95 .......          (0.48)          9.50        8.89           7,305        1.41(k)        5.05          117
  Year ended 9/30/94 .......          (0.48)          9.19       (5.95)          9,489        0.79(k)        4.90          143

New Jersey Portfolio
  Class A
  Year ended 9/30/98 .......         $(0.52)        $10.46        8.36%       $ 22,333        0.82%(l)       4.93%          35%
  Year ended 9/30/97 .......          (0.52)         10.15       10.01          16,309        0.82(l)        5.16           61
  Year ended 9/30/96 .......          (0.55)          9.72        6.57          15,520        0.82(l)        5.26          132
  Year ended 9/30/95 .......          (0.55)          9.65       12.91          11,612        0.82(l)        5.73           86
  Year ended 9/30/94 .......          (0.55)          9.07       (6.67)          9,257        0.20(l)        5.65          171
  Class B
  Year ended 9/30/98 .......         $(0.45)        $10.46        7.50%       $ 48,027        1.53%(l)       4.23%          35%
  Year ended 9/30/97 .......          (0.45)         10.16        9.32          38,308        1.53(l)        4.45           61
  Year ended 9/30/96 .......          (0.48)          9.72        5.66          39,099        1.53(l)        4.56          132
  Year ended 9/30/95 .......          (0.48)          9.66       12.15          34,695        1.53(l)        5.03           86
  Year ended 9/30/94 .......          (0.48)          9.07       (7.28)         30,459        0.91(l)        4.96          171
  Class C
  Year ended 9/30/98 .......         $(0.45)        $10.46        7.50%       $ 26,018        1.52%(l)       4.23%          35%
  Year ended 9/30/97 .......          (0.45)         10.16        9.32          21,404        1.52(l)        4.47           61
  Year ended 9/30/96 .......          (0.48)          9.72        5.66          22,579        1.52(l)        4.56          132
  Year ended 9/30/95 .......          (0.48)          9.66       12.14          21,255        1.52(l)        5.09           86
  Year ended 9/30/94 .......          (0.48)          9.07       (7.28)         26,472        0.90(l)        4.93          171

New York Portfolio
  Class A
  Year ended 10/31/98 ......         $(0.53)        $10.29        7.31%       $207,031        0.61%(m)       5.04%          18%
  Year ended 10/31/97 ......          (0.55)         10.10       10.52         181,745        0.65(m)        5.45           34
  Year ended 10/31/96 ......          (0.55)          9.66        6.30         179,452        0.64(m)        5.66           64
  Year ended 10/31/95 ......          (0.55)          9.62       17.10         183,987        0.75(m)        5.93           69
  Year ended 10/31/94 ......          (0.60)          8.72       (8.76)        182,170        0.66(m)        5.75           69
  Class B
  Year ended 10/31/98 ......         $(0.46)        $10.29        6.57%       $114,739        1.32%(m)       4.34%          18%
  Year ended 10/31/97 ......          (0.48)         10.10        9.72          96,119        1.35(m)        4.75           34
  Year ended 10/31/96 ......          (0.48)          9.66        5.52          96,959        1.35(m)        4.95           64
  Year ended 10/31/95 ......          (0.48)          9.62       16.19          94,400        1.45(m)        5.21           69
  Year ended 10/31/94 ......          (0.52)          8.72       (9.44)         81,941        1.36(m)        5.05           69
  Class C
  Year ended 10/31/98 ......         $(0.46)        $10.29        6.57%       $ 44,736        1.31%(m)       4.33%          18%
  Year ended 10/31/97 ......          (0.48)         10.10        9.72          38,890        1.35(m)        4.75           34
  Year ended 10/31/96 ......          (0.48)          9.66        5.52          34,562        1.34(m)        4.95           64
  Year ended 10/31/95 ......          (0.48)          9.62       16.19          32,259        1.44(m)        5.24           69
  Year ended 10/31/94 ......          (0.52)          8.72       (9.44)         34,646        1.36(m)        5.03           69
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 46.


                                     42 & 43


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset                   or Losses on                Dividends   Distributions
                                Value,                     Securities     Total from   from Net    in Excess of   Distributions
                              Beginning  Net Investment  (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period   Income (Loss)  and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
Ohio Portfolio
  Class A
  Year ended 9/30/98 .......   $10.16       $0.52(a)        $0.30           $0.82      $(0.52)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.61        0.54(a)         0.54            1.08       (0.53)         0.00            0.00
  Year ended 9/30/96 .......     9.53        0.52(a)         0.11            0.63       (0.53)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.54            0.48            1.02       (0.54)        (0.01)           0.00
  Year ended 9/30/94 .......    10.26        0.55           (1.19)          (0.64)      (0.55)         0.00           (0.01)
  Class B
  Year ended 9/30/98 .......   $10.16       $0.45(a)        $0.30           $0.75      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.61        0.48(a)         0.53            1.01       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.54        0.46(a)         0.09            0.55       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.47            0.49            0.96       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.26        0.48           (1.19)          (0.71)      (0.48)         0.00           (0.01)
  Class C
  Year ended 9/30/98 .......   $10.16       $0.45(a)        $0.30           $0.75      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.61        0.47(a)         0.54            1.01       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.54        0.46(a)         0.09            0.55       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.47            0.49            0.96       (0.47)        (0.01)           0.00
  Year ended 9/30/94 .......    10.26        0.48           (1.19)          (0.71)      (0.48)         0.00           (0.01)

Pennsylvania Portfolio
  Class A
  Year ended 9/30/98 .......   $10.33       $0.53(a)        $0.35           $0.88      $(0.53)       $(0.02)         $ 0.00
  Year ended 9/30/97 .......     9.85        0.55(a)         0.49            1.04       (0.55)        (0.01)           0.00
  Year ended 9/30/96 .......     9.64        0.49(a)         0.28            0.77       (0.53)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.54            0.48            1.02       (0.54)        (0.02)           0.00
  Year ended 9/30/94 .......    10.25        0.56           (1.06)          (0.50)      (0.56)         0.00           (0.01)
  Class B
  Year ended 9/30/98 .......   $10.33       $0.46(a)        $0.34           $0.80      $(0.46)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.86        0.47(a)         0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/96 .......     9.65        0.46(a)         0.24            0.70       (0.46)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.47            0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/94 .......    10.25        0.49           (1.06)          (0.57)      (0.49)         0.00           (0.01)
  Class C
  Year ended 9/30/98 .......   $10.33       $0.46(a)        $0.34           $0.80      $(0.46)       $(0.01)         $ 0.00
  Year ended 9/30/97 .......     9.86        0.47(a)         0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/96 .......     9.65        0.46(a)         0.24            0.70       (0.46)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.47            0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/94 .......    10.24        0.49           (1.05)          (0.56)      (0.49)         0.00           (0.01)

Virginia Portfolio
  Class A
  Year ended 9/30/98 .......   $10.90       $0.52(a)         $0.49          $1.01      $(0.52)       $(0.05)         $(0.32)
  Year ended 9/30/97 .......    10.58        0.57(a)          0.57           1.14       (0.57)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.57(a)          0.37           0.94       (0.57)         0.00           (0.08)
  Year ended 9/30/95 .......     9.69        0.56             0.61           1.17       (0.56)        (0.01)           0.00
  4/29/94+ to 9/30/94 ......    10.00        0.24            (0.31)         (0.07)      (0.24)         0.00            0.00
  Class B
  Year ended 9/30/98 .......   $10.90       $0.44(a)         $0.49          $0.93      $(0.44)       $(0.06)         $(0.32)
  Year ended 9/30/97 .......    10.57        0.50(a)          0.58           1.08       (0.50)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.50(a)          0.36           0.86       (0.50)         0.00           (0.08)
  Year ended 9/30/95 .......     9.69        0.49             0.61           1.10       (0.49)        (0.01)           0.00
  4/29/94+ to 9/30/94 ......    10.00        0.22            (0.32)         (0.10)      (0.21)         0.00            0.00
  Class C
  Year ended 9/30/98 .......   $10.90       $0.44(a)         $0.49          $0.93      $(0.44)       $(0.06)         $(0.32)
  Year ended 9/30/97 .......    10.57        0.50(a)          0.58           1.08       (0.50)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.50(a)          0.36           0.86       (0.50)         0.00           (0.08)
  Year ended 9/30/95 .......     9.70        0.49             0.60           1.09       (0.49)        (0.01)           0.00
  4/29/94+ to 9/30/94 ......    10.00        0.21            (0.30)         (0.09)      (0.21)         0.00            0.00



                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                         -----------------------------------------------------------

                                    Total        Net Asset                                   Ratio of    Ratio of Net
                                  Dividends       Value,                   Net Assets,       Expenses   Income/Loss to
                                     and          End of      Total       End of Period     to Average     Average       Portfolio
Fiscal Year or Period           Distributions     Period     Return(b)   (000's omitted)    Net Assets    Net Assets   Turnover Rate
---------------------           -------------    ---------  -----------  ---------------    ----------  -------------- -------------
Ohio Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.53)        $10.45        8.30%        $14,220          0.75%(n)       5.05%          16%
  Year ended 9/30/97 .......        (0.53)         10.16       11.60           7,596          0.75(n)        5.49          104
  Year ended 9/30/96 .......        (0.55)          9.61        6.72           6,054          0.75(n)        5.47          182
  Year ended 9/30/95 .......        (0.55)          9.53       11.63           4,170          0.75(n)        5.74          108
  Year ended 9/30/94 .......        (0.56)          9.06       (6.44)          2,810          0.04(n)        5.67          161
  Class B
  Year ended 9/30/98 .......       $(0.46)        $10.45        7.56%        $37,289          1.46%(n)       4.34%          16%
  Year ended 9/30/97 .......        (0.46)         10.16       10.80          26,821          1.46(n)        4.81          104
  Year ended 9/30/96 .......        (0.48)          9.61        5.82          25,334          1.46(n)        4.77          182
  Year ended 9/30/95 .......        (0.48)          9.54       10.88          21,821          1.46(n)        5.08          108
  Year ended 9/30/94 .......        (0.49)          9.06       (7.13)         20,267          0.74(n)        4.95          161
  Class C
  Year ended 9/30/98 .......       $(0.46)        $10.45        7.56%        $16,685          1.45%(n)       4.36%          16%
  Year ended 9/30/97 .......        (0.46)         10.16       10.80          14,878          1.45(n)        4.81          104
  Year ended 9/30/96 .......        (0.48)          9.61        5.82          17,203          1.45(n)        4.78          182
  Year ended 9/30/95 .......        (0.48)          9.54       10.88          18,874          1.45(n)        5.14          108
  Year ended 9/30/94 .......        (0.49)          9.06       (7.13)         26,294          0.74(n)        4.89          161

Pennsylvania Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.55)        $10.66        8.72%        $35,632          0.95%(o)       5.10%          70%
  Year ended 9/30/97 .......        (0.56)         10.33       10.85          24,948          0.95(o)        5.44           85
  Year ended 9/30/96 .......        (0.56)          9.85        8.17          21,104          1.00(o)        5.40          185
  Year ended 9/30/95 .......        (0.56)          9.64       11.53           8,721          1.00(o)        5.78          114
  Year ended 9/30/94 .......        (0.57)          9.18       (5.02)          7,149          0.45(o)        5.73          156
  Class B
  Year ended 9/30/98 .......       $(0.47)        $10.66        7.98%        $39,465          1.66%(o)       4.39%          70%
  Year ended 9/30/97 .......        (0.49)         10.33        9.95          30,078          1.66(o)        4.72           85
  Year ended 9/30/96 .......        (0.49)          9.86        7.38          30,440          1.71(o)        4.69          185
  Year ended 9/30/95 .......        (0.49)          9.65       10.78          28,559          1.71(o)        5.09          114
  Year ended 9/30/94 .......        (0.50)          9.18       (5.72)         25,637          1.16(o)        5.01          156
  Class C
  Year ended 9/30/98 .......       $(0.47)        $10.66        7.98%        $17,531          1.65%(o)       4.41%          70%
  Year ended 9/30/97 .......        (0.49)         10.33        9.95          15,486          1.65(o)        4.73           85
  Year ended 9/30/96 .......        (0.49)          9.86        7.37          13,996          1.70(o)        4.69          185
  Year ended 9/30/95 .......        (0.49)          9.65       10.78          15,052          1.70(o)        5.09          114
  Year ended 9/30/94 .......        (0.50)          9.18       (5.63)         18,198          1.15(o)        4.99          156

Virginia Portfolio
  Class A
  Year ended 9/30/98 .......       $(0.89)        $11.02        9.65%        $10,315          0.67%(p)       4.84%          62%
  Year ended 9/30/97 .......        (0.82)         10.90       11.32           3,530          0.67(p)        5.39          258
  Year ended 9/30/96 .......        (0.65)         10.58        9.39           2,455          0.67(p)        5.39          298
  Year ended 9/30/95 .......        (0.57)         10.29       12.46           1,855          0.67(p)        5.59          128
  4/29/94+ to 9/30/94 ......        (0.24)          9.69       (0.71)          1,249          0.57(p)*       5.62*          65
  Class B
  Year ended 9/30/98 .......       $(0.82)        $11.01        8.85%        $15,973          1.37%(p)       4.14%          62%
  Year ended 9/30/97 .......        (0.75)         10.90       10.70           5,020          1.37(p)        4.68          258
  Year ended 9/30/96 .......        (0.58)         10.57        8.57           3,345          1.37(p)        4.70          298
  Year ended 9/30/95 .......        (0.50)         10.29       11.67           1,193          1.37(p)        4.80          128
  4/29/94+ to 9/30/94 ......        (0.21)          9.69       (1.01)            224          1.27(p)*       4.97*          65
  Class C
  Year ended 9/30/98 .......       $(0.82)        $11.01        8.85%        $ 4,597          1.37%(p)       4.11%          62%
  Year ended 9/30/97 .......        (0.75)         10.90       10.70           1,207          1.37(p)        4.66          258
  Year ended 9/30/96 .......        (0.58)         10.57        8.58             642          1.37(p)        4.73          298
  Year ended 9/30/95 .......        (0.50)         10.29       11.56             122          1.37(p)        4.81          128
  4/29/94+ to 9/30/94 ......        (0.21)          9.70       (0.91)             43          1.27(p)*       4.67*          65
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 46.


                                     44 & 45

+     Commencement of operations and/or distribution.
++ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1996, 1997 and 1998.
*     Annualized.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent defered sales charges are not reflected in the calculation of total investment returns.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.08%, 1.11%, 1.10%, 1.09% and 1.09% for Class A shares, 1.79%,
      1.79%, 1.81%, 1.80% and 1.80% for Class B shares and 1.82%, 1.81%, 1.80%,
      1.78% and 1.79% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.15%, 1.12%, 1.12% and 1.11% for Class A shares, 1.87%, 1.86%, 1.83%, 1.83% and 1.82% for Class B shares and 1.83%, 1.84%,
      1.82%, 1.82% and 1.81% for Class C shares.
(e) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 1.55%, 2.71%, 3.69%, 4.88% and 7.71%* for Class A shares, 2.30%, 3.40%, 4.40%, 5.58% and 8.41%* for Class B shares and
      2.34%, 3.39%, 4.41%, 5.58% and 8.41%* for Class C shares.
(f) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.05%, 1.05%, 1.04% and 1.05% for Class A shares, 1.75%,
      1.76%, 1.75%, 1.75% and 1.75% for Class B shares and 1.76%, 1.74%, 1.75%,
      1.74% and 1.75% for Class C shares.
(g) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.11%, 1.08%, 1.09% and 1.08% for Class A shares, 1.76%, 1.81%, 1.79%, 1.80% and 1.78% for Class B shares and 1.75%, 1.81%,
      1.78%, 1.79% and 1.77% for Class C shares.
(h) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.27%, 1.35%, 1.33%, 1.33% and 1.27% for Class A shares, 1.97%,
      2.05%, 2.03%, 2.03% and 1.98% for Class B shares and 1.99%, 2.03%, 2.02%,
      2.03% and 1.97% for Class C shares.
(i) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.51%, 2.40%, 3.15%, 6.44% and 13.20%* for Class A shares, 2.22%, 3.07%, 3.85%,7.14% and 13.90%* for Class B shares and 2.21%, 3.09%,
      3.84%, 7.14% and 13.90%* for Class C shares.
(j) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.89%, 2.46%, 2.77%, 3.43% and 3.97%* for Class A shares, 2.61%,
      3.23%, 3.48%, 4.12% and 4.67%* for Class B shares and 2.59%, 3.20%, 3.48%,
      4.13% and 4.67%* for Class C shares.
(k) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.80%, 2.22%, 2.19%, 2.30% and 2.12% for Class A shares, 2.52%,
      2.91%, 2.89%, 3.02% and 2.83% for Class B shares and 2.48%, 2.89%, 2.88%,
      3.00% and 2.82% for Class C shares.
(l) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.34%, 1.35%, 1.35% and 1.33% for Class A shares, 2.00%,
      2.04%, 2.05%, 2.06% and 2.03% for Class B shares and 1.99%, 2.03%, 2.04%,
      2.06% and 2.02% for Class C shares.
(m) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.08%, 1.12%, 1.11%, 1.12% and 1.11% for Class A shares, 1.80%,
      1.84%, 1.82%, 1.83% and 1.82% for Class B shares and 1.82%, 1.82%, 1.81%,
      1.82% and 1.81% for Class C shares.
(n) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.35%, 1.52%, 1.48%, 1.51% and 1.42% for Class A shares, 2.05%,
      2.22%, 2.18%, 2.21% and 2.13% for Class B shares and 2.04%, 2.20%, 2.16%,
      2.20% and 2.12% for Class C shares.
(o) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.40%, 1.45%, 1.47% and 1.46% for Class A shares, 2.00%, 2.09%, 2.15%, 2.17% and 2.16% for Class B shares and 1.99%, 2.10%,
      2.14%, 2.17% and 2.15% for Class C shares.
(p) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 2.09%, 3.57%, 5.18%, 8.96% and 12.29%* for Class A shares, 2.84%,
      4.29%, 5.88%, 9.66% and 12.99%* for Class B shares and 2.85%, 4.25%,
      5.88%, 9.66% and 12.99%* for Class C shares.

For more information about the Portfolios, the following documents are available upon request:


o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

o Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:


By mail:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, NJ 07096


By phone:          For Information: (800) 221-5672
                   For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:         at the Commission's Public Reference Room in Washington, D.C.

By phone:          1-800-SEC-0330

By mail:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

On the Internet:   www.sec.gov

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

Alliance Municipal Bond
Funds Subscription
Application

     National Portfolio
     Insured National Portfolio
     Arizona Portfolio
     California Portfolio
     Insured California Portfolio
     Florida Portfolio
     Massachusetts Portfolio
     Michigan Portfolio
     Minnesota Portfolio
     New Jersey Portfolio
     New York Portfolio
     Ohio Portfolio
     Pennsylvania Portfolio
     Virginia Portfolio

To Open Your New Alliance Account...

Please complete the application and mail it to:

          Alliance Fund Services, Inc.
          P.O. Box 1520
          Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:

          Alliance Fund Services, Inc.
          500 Plaza Drive
          Secaucus, New Jersey 07094

Section 1 Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

      o     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      o     Transfer on Death:

            o     Ensure that your state participates

      o     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required) Complete in full.

      o     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled `Indicate three digit fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). (3) Check off a distribution option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.

Section 4 Your Shareholder Options

(Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization (Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                       For Literature Call: (800) 227-4618

The Alliance Municiapl Bond Funds Subscription Application

--------------------------------------------------------------------------------
1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------

|_| Individual Account [ |_| Male |_| Female ] - or - |_| Joint Account - or -

|_| Transfer On Death [ |_| Male |_| Female ] - or - Gift/Transfer to a Minor

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Owner or Custodian  (First Name)      (MI)  (Last Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
(First Name) Joint Owner*,            (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|
Social Security Number of Owner or Minor
(required to open account)

If Uniform Gift/Transfer
to Minor Account:
|_| |_| Minor's State of Residence

If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other
                                                 -------------------------------

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trustee if applicable         (MI)  (Last Name)
(First Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity continued

|_| |_| |_| |_| |_| |_| |_| |_|      |_| |_| |_| |_| |_| |_| |_| |_| |_|
Trust Dated (MM, DD, YYYY)           Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

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2. Your Address
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|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

|_| |_| |_| |_| |_| |_| |_| |_|     |_| |_| |_| - |_| |_| |_| - |_| |_| |_| |_|
If Non-U.S., Specify Country        Daytime Phone Number

|_| U.S. Citizen  |_| Resident Alien  |_| Non-Resident Alien


90064GEN-TAMBFApp-P1                                  Alliance Capital [LOGO](R)

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3. Your Initial Investment
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I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

---------------------------------------
Broker/Dealer Use Only:  Wire Confirm #

   |_| |_| |_| |_| |_| |_| |_| |_|
---------------------------------------

Dividend and Capital Gain Distribution Options:

R     Reinvest distributions into my fund account.

C Send my distributions in cash to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete
      Section 4E for payment to a third party).

D Direct my distributions to another Alliance fund. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund.

-----------  -------------   ----------------------  ---------------------------
  Make all                                               Distribution Options
  checks*    Indicate three                                  *Check One
payable to:    digit Fund    Indicate Dollar Amount  ---------------------------
  Alliance       number                               Dividends    Capital Gains
   Funds     located below                            R   C   D     R   C   D
-----------  -------------   ----------------------  -----------   -------------
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|


----------------------
  Total Investment       $ |__________________|
----------------------

*     Cash and money orders are not accepted

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Alliance Municipal Bond Fund Names and Numbers
--------------------------------------------------------------------------------

                              -------------     --------------     ------------
                                                  Contingent
                              Initial Sales     Deferred Sales     Asset-Based
                                 Charge             Charge         Sales Charge
                                   A                   B                C
                              -------------     --------------     ------------
National Portfolio                 84                 284              384
--------------------------------------------------------------------------------
Insured National Portfolio         86                 286              386
--------------------------------------------------------------------------------
Arizona Portfolio                 114                 214              314
--------------------------------------------------------------------------------
California Portfolio               85                 285              385
--------------------------------------------------------------------------------
Insured California Portfolio       91                 291              391
--------------------------------------------------------------------------------
Florida Portfolio                  65                 265              365
--------------------------------------------------------------------------------
Massachusetts Portfolio           115                 215              315
--------------------------------------------------------------------------------
Michigan Portfolio                117                 217              317
--------------------------------------------------------------------------------
Minnesota Portfolio                61                 261              361
--------------------------------------------------------------------------------
New Jersey Portfolio               69                 269              369
--------------------------------------------------------------------------------
New York Portfolio                 83                 283              383
--------------------------------------------------------------------------------
Ohio Portfolio                     80                 280              380
--------------------------------------------------------------------------------
Pennsylvania Portfolio             67                 267              367
--------------------------------------------------------------------------------
Virginia Portfolio                121                 221              321

90064GEN-TAMBFApp-P2

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4. Your Shareholder Options
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A. Automatic Investment Plans (AIP)

|_| Withdraw From My Bank Account Via EFT* I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_| Direct My Distributions As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

|_| Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

               |_| |_| , |_| |_| |_|.00    |_| |_|
               Amount ($25 minimum)        Day of Exchange**

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

      You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

      Instructions:     o     Review the information in the Prospectus about
                              telephone transaction services.

                        o If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

--------------------------------------------------------------------------------
      For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------

90064GEN-TAMBFApp-P3

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4. Your Shareholder Options (CONTINUED)
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C.    Systematic Withdrawal Plans (SWP)

      In order to establish a SWP, you must reinvest all dividends and capital gains.

      |_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      Please send my SWP proceeds to:

      |_|   My Address of Record (via check)

      |_| The Payee and address specified in section 4E (via check) (Medallion Signature Guarantee required)

      |_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)

      |_|   Automatic Investments (Section 4A)

      |_|   Telephone Transactions (Section 4B)

      |_|   Withdrawals (Section 4C)

--------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

* The above services cannot be established without a pre-printed voided check.

      For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in
      Section 5.

|_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank's ABA Routing Number

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank Account Number

|_| Checking Account  |_| Savings Account

90064GEN-TAMBFApp-P4

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4. Your Shareholder Options (CONTINUED)
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E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

    |_| Distributions (section 3)   |_| Systematic Withdrawals (section 4C)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name (First Name)                     (MI)  (Last Name)


|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right to Accumulation section or the Statement of Intent section.

        |_|  A.  Right of Accumulation

             Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

             ________________________   ________________________

             ________________________   ________________________
             Tax ID or Account Number   Tax ID or Account Number

             ________________________

             ________________________
             Tax ID or Account Number

        |_|  B.  Statement of Intent

             I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

             |_|  $100,000   |_|  $250,000   |_|  $500,000   |_|  $1,000,000

             If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

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Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

____________________________________    ______________________________________
Dealer/Agent Firm                       Authorized Signature

___________________________      |_|    ______________________________________
Representative First Name        MI     Last Name

____________________________________    ______________________________________
Dealer/Agent Firm Number                Representative Number

____________________________________    ______________________________________
Branch Number                           Branch Telephone Number

______________________________________________________________________________
Branch Office Address

____________________________________    |_| |_|   ____________________________
City                                    State     Zip Code

90064GEN-TAMBFApp-P5

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5. Shareholder Authorization -- This section MUST be completed
--------------------------------------------------------------------------------

      Telephone Exchanges and Redemptions by Check

      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service

      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

      I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


-----------------------------------------------------------      -------------
Signature                                                        Date


-----------------------------------------------------------      -------------
Signature                                                        Date


--------------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

90064GEN-TAMBFApp-P6                                  Alliance Capital [LOGO](R)

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Signature Card
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Alliance Capital [LOGO](R)

Medallion Signature Guarantee (see reverse)

Dealer/Bank Name:_______________________________________________________________

                                                                ----------------
FUND ACCT. NO.:*______________________________________________    *Information
                                                                  Necessary to
FUND NAME:*___________________________________________________  Complete Request
                                                                ----------------
ACCOUNT NAME(S) AS REGISTERED:

________________________________________________________________________________

________________________________________________________________________________

SHAREHOLDER ADDRESS:

________________________________________________________________________________

________________________________________________________________________________

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:*

________________________________________________________________________________

AUTHORIZED SIGNATURES:

1. _____________________________________________________________________________

2. _____________________________________________________________________________

3. _____________________________________________________________________________

Joint Accounts check one:     |_| Either owner is authorized to sign Redemption
                                  Checks
                              |_| All owners are required to sign Redemption
                              Checks (If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY       Subject to conditions on reverse side.

--------------------------------------------------------------------------------
Signature Card
--------------------------------------------------------------------------------

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

      (1) if pertaining to an Alliance deposit account (the "Account") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

      (2) if pertaining to an Alliance Mutual Fund (the "Fund") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Information Statement for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

Medallion Signature Guarantee - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

Alliance  Fund  Services
Attn: Checkwriting Department
P.O. Box 1520
Secaucus, NJ 07096-1520

This is filed pursuant to Rule 497(c).
File Nos. 33-7812 and 811-04791

(LOGO)                      ALLIANCE MUNICIPAL INCOME FUND, INC.

________________________________________________________________

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio and New York Portfolio (the "Portfolios") of the Alliance Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the Prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Copies of such Prospectus(es) may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Investment Policies and Restrictions........................
Management of the Fund......................................
Expenses of the Fund........................................
Purchase of Shares..........................................
Redemption and Repurchase of Shares.........................
Shareholder Services........................................
Net Asset Value.............................................
Dividends, Distributions and Taxes..........................
Brokerage and Portfolio Transactions........................
General Information.........................................
Report of Independent Auditors and Financial
  Statements................................................
Appendix A: Bond and Commercial Paper Ratings...............  A-1
Appendix B: Futures Contracts and Related Options...........  B-1
Appendix C:  Options on Municipal and U.S.
  Government Securities.....................................  C-1

__________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
________________________________________________________________

         Alliance Municipal Income Fund, Inc. (the "Fund") is an open-end investment company comprising the diversified National and Insured National Portfolios and the non-diversified California, Insured California and New York Portfolios. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

Alternative Minimum Tax

         Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the
Portfolios: Municipal Securities -- Further Information" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from official statements made available in March 1997 in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations.
In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO

         The following is based on information obtained from an Official Statement of the State of New York, dated December 15, 1998, relating to $85,000,000 Environmental Quality 1986 Variable Interest Rate General Obligation Bonds, Series 1998G, an Official Statement of the City of New York, dated December 15, 1998, relating to $117,035,000 Tax-Exempt and $21,835,000 Taxable General Obligation Bonds, Fiscal 1999 Series E, and the Annual

Information Statement of the State of New York dated June 26,
1998.

New York Local Government Assistance Corporation

         In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. Issuance of the entire $4.7 billion bond authorization as of March 31, 1996 eliminated the need for the State's annual spring borrowing.

         The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

         The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16-1/2 million jobs have been added nationally.
The State economy has also continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         The State Division of Budget ("DOB") forecasts that national economic growth during both 1998 and 1999 will be slower than it was during 1997. The financial and economic turmoil which started in Asia and has spread to other parts of the world is expected to continue to negatively affect U.S. trade balances throughout most of 1999. In addition, growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 1999 as consumer confidence retreats from historic highs and the stock market ceases to provide large amounts of extra discretionary income.

         The forecast of the State's economy shows continued expansion during the 1998 calendar year, with continued growth projected in 1998 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to rise from 4.7 percent in 1997 to 5.0 percent in 1998, but then drop to 3.4 percent in 1999, in part because growth in bonus payments is expected to moderate significantly. Overall employment is expected to grow 2.0 percent in 1998, the strongest growth in a decade, but is expected to drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, less robust profitability in the financial sector and continued restructuring in the manufacturing, health care, and banking sectors.

1998-99 Fiscal Year

         Total receipts for the 1998-99 fiscal year are projected to reach $37.84 billion on a cash-basis. Personal income tax receipts for 1998-99 are projected to reach $21.44 billion, nearly $3.7 billion above the amount reported for 1997-98. This estimate reflects an anticipated slowing in the growth of financial sector bonuses and the resultant impact on withholding. Business tax collections, reflecting collection experience in September and reduced expectations for profits in the balance of the year, are expected to reach $4.79 billion, approximately $257 million below the amount recorded for the 1997-98 fiscal year. Receipts from user taxes and fees are expected to total $7.21 billion, an increase of approximately $170 million above the amount reported for 1997-98. Collections from other taxes are projected at $1.07 billion. Miscellaneous receipts are projected to reach $1.47 billion. Transfers to the General Fund from other funds are expected to be over $1.86 billion, including $1.54 billion of sales tax receipts net of the debt service requirements of the LGAC.

         Projected General Fund disbursements on a cash-basis are expected to total $36.78 billion. The State projects disbursements of $25.14 billion in grants to local governments for the year, an increase of $1.88 billion over 1997-98. A $830 million increase in cash disbursements for school aid over the prior year is responsible for nearly half the year-over-year growth in this category. Other significant increases include Medicaid ($144 million), handicapped education programs ($108 million) and children and families programs ($66 million).
School aid is also the largest program in terms of total spending in this category, with disbursements of $9.7 billion expected in 1998-99. It is followed by Medicaid ($5.6 billion), welfare ($1.6 billion), services for children and families ($927 million) and general purpose aid to local governments ($837 million). State operations, which account for the costs of running State agencies, are estimated at $6.7 billion for the current fiscal year, $511 million higher than during 1997-98. This year-to-year growth reflects the continuing phase-in of wage increases under existing collective bargaining agreements, the impact of binding arbitration settlements and the costs of funding an additional payroll cycle in 1998-99. General state charges, which account primarily for fringe benefits of State employees, are projected to total $2.22 billion in 1998-99, a modest decrease from 1997-
98. Short- and long-term debt service is projected at $2.14 billion, an increase of $111 million over 1997-98. For the first time, the State plans to make a $50 million deposit to the Debt Reduction Reserve Fund. Capital projects and all other transfers are estimated at $592 million, a decrease of $61 million from 1997-98, reflecting the non-recurring nature of certain items included in the prior fiscal year.

         The financial plan projects a closing balance, on a cash basis, in the General Fund of $1.7 billion. The balance consists of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99), and $158 million in the Community Projects Fund.

         Total spending from all governmental funds is projected at $71.54 billion. Spending is projected at $34.07 billion for the General Fund (excluding transfers), $29.98 billion for the special revenue funds, $4.14 billion for the capital projects funds, and $3.36 billion for the debt service funds. State funds spending is estimated to total $48.58 billion.

1997-98 Fiscal Year

         The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

         The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF") and the Community Projects Fund ("CPF"). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

         General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 or 4.41 percent.

1996-97 Fiscal Year

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

         The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation during the fiscal year. The remaining $75 million reflects amounts then on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of

0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

State Financial Practices: GAAP Basis

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan on an accrual basis in conformance with generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

1998-99 Fiscal Year

         On March 31, 1998, the State recorded its firstever accumulated positive balance in its General Fund on a GAAP basis. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

         The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

1997-98 Fiscal Year

         The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

         The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus resulted in part from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. These gains were partially offset by an increases in payables to local governments of $270 million and tax refunds payable of $147 million.

         Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million, or 5.0 percent, spurred by increased consumer spending. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

         Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in education and social services. Education expenditures grew
$391 million (3.6 percent), mainly due mainly to an increase in State support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) to fund growth in these programs. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

         Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds
($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

         An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

         Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased
$341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

         An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

         1996-97 Fiscal Year

         The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

         The State reported a General Funds operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

         Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of an increase in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

         Expenditures increase $830 million (2.6 percent) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

         Net other financing sources increased $475 million (62.6 percent) due mainly to bond proceeds provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

         An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

         Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refunds.

         An operating surplus of $98 million was reported to the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund balance decreased to a deficit of $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

         Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing section.

         In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1998-99 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy
("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

         The State also provides for contingent
contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1998-99 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system to a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority.
The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

         The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State.
State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997, the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

OSDC and Control Board Reports

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. Some of these reports have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases to provide necessary services.

         On July 20, 1998, the staff of the Control Board issued a report reviewing the June 1998 Financial Plan. The report noted that the City is likely to end the 1999 fiscal year in balance. However, the report identified risks of $510 million, $291 million and $637 million for fiscal years 2000 through 2002, respectively, which, when combined with the City's projected gaps, result in estimated gaps of $2.8 billion, $3.4 billion and $3.3 billion for fiscal years 2000 through 2002, respectively, before making provision for any increased labor costs which may occur when the current contracts with City employees expire in calendar year 2000. With respect to the 1999 fiscal year, the report noted the possibility that non-property tax receipts could be $400 million greater than forecast in the June 1998 Financial Plan, but that gap-closing actions assumed in the June Financial Plan totaling $402 million have not yet been specified by the City. Finally, the report noted that because of the sensitivity of the City's tax base to the health of the financial services sector, the City needs to be cautious about the outlook of the securities industry.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $500 million of short-term obligations in the 1998-99 fiscal year to finance the its projected cash flow needs for that year. The City issued $1.075 billion of short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the States budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct and rehabilitate its infrastructure and physical assets, including mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City-funded commitments, which were $344 million in 1979, are projected to reach $4.8 billion in 1999, and City-funded expenditures, which more than tripled between fiscal years 1980 and 1985, are forecast at $3.3 billion in the 1999 fiscal year; total expenditures are forecast at $3.8 billion in 1999.

         In connection with the June 1998 Financial Plan, the City has outlined a gap-closing program for the fiscal years 2000, 2001 and 2002 to eliminate the respective $2.2 billion, $2.9 billion and $2.4 billion projected remaining budget deficits for such fiscal years. The City has not specified this program in detail.

         The City's projected budget gaps for the 2001 and 2002 fiscal years do not reflect the savings expected to result from the prior years programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2000 budget are not taken into account in projecting the budget gaps for the 2001 and 2002 fiscal years.

         Although the City has maintained balanced budgets in each of its last eighteen fiscal years and is projected to achieve balanced operating results for the 1999 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budge in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

         Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.97 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

         The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         The appropriation and allocation of general purpose local government aid among localities, including the City, is currently the subject of investigation by a State commission. While the distribution on general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

Certain Municipal Indebtedness

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than the City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

         The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claim where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1998-99 State Financial Plan. The State believes that the proposed 1998-99 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 1998-99 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1998-99 State Financial Plan.

Medicaid

         In several cases, plaintiffs seek reimbursement for services provided to Medicaid recipients who were also eligible for Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E.F.S. Medical Supplies v. Dowling, Kellogg
v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and Hospital Corp. v. Perales. The State contends that these claims are time-barred. In a judgment dated September 5, 1996, the Supreme Court, Albany County, dismissed Matter of New York State Radiological Society v. Wing as time-barred. By order dated November 26, 1997, the Appellate Division, Third Department, affirmed that judgment. By decision dated June 9, 1998, the

Court of Appeals denied leave to appeal. The time in which to seek further review has expired in the latter case.

         Several cases, including Port Jefferson Health Care Facility et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law Section 2807-d, which imposes a tax on the gross receipts that hospitals and residential health care facilities receive from patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law Section 2807-d(2)(b)(ii) and Section 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997, enforced the terms of the decision. The state appealed that order. By decision and order dated
August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review.

         Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Year 2000

         The State is currently addressing Year 2000 data processing compliance issues. In 1996, the State created the Office of Technology ("OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance. The State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. The State's budget provides funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as part of the project.

         OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be made Year 2000 compliant in a timely manner and that there will not be an adverse effect upon State operations or State finances as a result.

CALIFORNIA PORTFOLIO

         The following is based on information obtained from an Official Statement dated December 9, 1998 relating to
$600,000,000 State of California General Obligation Bonds and the
Governor's Budget Summary 1999-2000.

Limits on Spending and Taxes

         Under California (the "State") constitutional amendments, the State is subject to an annual appropriations limit. The limit may be exceeded in cases of emergency. The State's yearly appropriations limit is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

         On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute, which changed State funding of public education below the university level and the operation of the State appropriations limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98, K-14 schools are guaranteed the greater of a fixed percentage of General Fund revenues and the prior year's appropriation adjusted for growth.

         During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement in this case provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The 1998-99 Budget Act appropriated $250 million as repayment of prior years' loans to schools, as part of the settlement in this case.

Short-Term Borrowing of California

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including
repayment of maturing Notes and Warrants.   The State issued $1.7
billion of revenue anticipation notes for the 1998-99 Fiscal Year, which notes are to mature on June 30, 1999.

         The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. As of March 1, 1997 the Finance Committees had authorized the issuance of approximately $3.356 billion of commercial paper notes, but as of that date only $367.78 million aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.

         The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

1998-99 Fiscal Year Budget

         When the Governor released his proposed 1998-99 Fiscal
Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount.

         The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were

"set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

         The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion.

         After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the State's budget reserve (the Speical Fund for Economic Uncertainties or SFEU) at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

         The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill that provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25% at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

         In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters' tax credit ($133 million), and various targeted business tax credits ($106 million).

         Other significant elements of the 1998-99 Budget Act are as follows:

         1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of California Teachers' Association v. Gould.

         2.   Funding for higher education increased
substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

         3. The Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

         4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and a rising prison population.

         5. The Budget also included new funding for resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

         6. The State received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

         After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact that the Governor signed include $235 million for certain water system improvements in southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance ($40 million of which was included in the 1998-99 Budget Act and an additional $120 million reflected in Proposition 1A), and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for educational programs that were part of his $250 million veto "set aside," and $32 million for local governments fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

         Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected in the Budget Act. In November 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.

1995-96 through 1997-98 Fiscal Years

         The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

         The economy grew strongly during these fiscal years and, as a result, the General Fund received substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than initially forecast when the related budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

         The following were major features of the 1997-98 Budget
Act:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues that exceeded initial budgeted amounts. Part of the nearly $1.75 billion of increased spending was allocated to prior fiscal years.

         2. The Budget Act reflected payment of $1.228 billion to satisfy a court judgment in a lawsuit regarding payments to the State pension fund, and brought funding of the State's pension contribution back to the quarterly basis that existed prior to the deferral actions that were invalidated by the courts.

         3. Funding from the General Fund for the University of California and the California State University system was increased by about 6 percent ($121 million and $107 million respectively), and there was no increase in student fees.

         4. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal Fiscal Year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         5. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

Fiscal Years Prior to 1995-96

         Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund programs--K-14 education, health, welfare and corrections--at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to retire the deficit in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

Economic Overview

         California's economy is the largest among the 50 states and one of the largest in the world. Recent economic expansion has been marked by strong growth in high technology business services (including computer software), construction, computers and electronic components.

         As 1998 unfolded, the impact of Asia's recession on California began to emerge. Aerospace and electronics manufacturing employment peaked in March, and by November had lost almost 15,000 jobs, or nearly 3 percent of the industries' workforce. Total nonfarm employment started 1998 with annual growth above 3.5 percent, but more recently the year-to-year pace has slowed to approximately 2.7 percent.

         Overall, however, California's economy continued to expand in 1998. Non-farm employment growth averaged 3.2 percent and personal income was up more than 6 percent. The jobless rate was below 6 percent most of the year. Non-residential construction activity remained quite strong, with building permit value up almost 18 percent. Homebuilding continued on a moderate recovery path, with permits for new houses reaching 126,000 units, a 13.5 percent increase over 1997.

Litigation

         The State is currently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are significant lawsuits involving the State as of December 9, 1998:

         On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

         On July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.

         In Hayes v. Commission on State Mandates, certain local school districts sought reimbursements for special education programs for handicapped children. The State Board of Control, which was succeeded by the Commission on State Mandates (COSM), decided in favor of the local school districts. The decision was appealed by the Director of Finance in the trial court and was remanded to the COSM for redetermination. The COSM expanded the claim to include supplemental claims filed by seven additional educational institutions. The potential liability to the State has been estimated at more than $1 billion. A final consolidated decision was expected to be issued in late 1998.

         In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. Present estimates of the cleanup range from $300 million to $800 million.

         The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The State's potential liability to all plaintiffs in this lawsuit ranges from $800 million to $1.5 billion.

Year 2000

         The State's reliance on information technology in every aspect of its operations has made Year 2000 related information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000.

         In the July Quarterly Report, the DOIT estimates total Year 2000 costs identified by the departments under its supervision at about $239 million, of which more than $100 million was projected to be expended in fiscal years 1998-99 and 1999-2000. The October Quarterly Report indicated the total costs were then estimated to be at least $290 million, and the estimate would likely increase in the future. These costs are part of much larger overall IT costs incurred annually by State departments and do not include costs for remediation for embedded technology, desktop systems and additional costs resulting from discoveries in the testing process. For fiscal year 1998-99, the Legislature created a $20 million fund for unanticipated Year 2000 costs, which can be increased if necessary.

         Although the DOIT reports that State departments are making substantial progress overall toward the goal of Year 2000 compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State Treasurer's Office and the State Controller's Office report that they are both on schedule to complete their Year 2000 remediation projects by December 31, 1998, allowing full testing during 1999..

Insurance Feature

         The insurance feature is generally described in the Prospectus under "--Insurance Feature of the Insured National and Insured California Portfolios". Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

         The Insured National Portfolios and Insured California may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "A" or better by S&P or Moody's. The Adviser is aware of six such insurers, Municipal Bond Insurance Association Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Ambac Assurance Corporation ("AMBAC"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc., a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA"), American Capital Access Corporation ("ACA"), and Asset Guaranty Insurance Company ("AGI"), a wholly-owned subsidiary of Enhance Financial Services Group Inc. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

         It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios reduces credit risk by ensuring that a Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

         The information relating to MBIA, FGIC, AMBAC, FSA, ACA and AGI contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

         MBIA. MBIA is the principal operating subsidiary of the Municipal Bond Insurance Association, Inc. ("MBIA Inc.").
Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of December 31, 1996, MBIA had total assets of $8,562 million, and total liabilities of $6,082.3 million. The address of MBIA is 113 King Street, Armonk, New York 10504.

         On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc. ("BIG"). Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

         FGIC. FGIC is a wholly-owned subsidiary of General Electric Capital Corp. ("GECC"). GECC is not obligated to pay the debts of or the claims against FGIC. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1996, FGIC had total assets of $2,654.1 million and total liabilities of $969.7 million. The address of FGIC is 115 Broadway, New York, New York 10006.

         AMBAC. AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico. As of September 30, 1997, AMBAC held, on a statutory accounting basis, total capital and claims paying resources of $3,237.9 million. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

         FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1996, FSA held, on a consolidated basis, total assets of $1,899.5 million and total liabilities of $1,005.1 million. The registered office of FSA is located at 350 Park Avenue, New York, New York 10022.

         ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. ACA's principal business office is located at One Liberty Plaza, 52nd Floor, New York, New York 10006.

         AGI. AGI is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. AGI specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of June 30, 1997, AGI held total assets of $253.1 million and total liabilities of $115.7 million. AGI's principal business office is located at 335 Madison Avenue, 25th Floor, New York, New York 10017-4605.

Additional Investment Policies

         Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance Capital Management L.P. (the "Adviser") will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

         Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long- term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P, Duff & Phelps and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P, Duff & Phelps or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected.

Additionally, the Fund would reevaluate the Portfolios' investment objectives and policies.

         Futures Contracts and Options on Futures Contracts.
Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         The Fund has adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction.

The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix
C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices -- Illiquid Securities" in the Prospectus.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolios hedging its assets liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Special Risk Considerations. Securities rated Baa are considered by Moody's or BB by S&P, Duff & Phelps or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

         The ratings of fixed-income securities by Moody's, S&P, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

         Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

         Each of the National, Insured National, California and
New York Portfolios may not:

         (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

         (3) Make short sales of securities, maintain a short position or purchase securities on margin;

         (4) Participate on a joint or joint and several basis in any securities trading account;

         (5) Issue any senior security within the meaning of the Investment Company Act of 1940, as amended (the
              "Act");

         (6)  Make loans of its assets to any person, except for
              (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7 below, and (iii) entering into repurchase agreements;

         (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

         (8) Invest in commodities or commodity contracts, except that a Portfolio may invest in futures contracts and options thereon;

         (9)  Purchase or sell real estate; or

         (10) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made.

         The Insured California Portfolio may not:

         (1) Invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or in U.S. Government securities;

         (2) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Insured California Portfolio's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of the value of the Insured California Portfolio's total assets at the time of such borrowing. All borrowings at any time outstanding will be repaid before any additional investments are made. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Insured California Portfolio by enabling it to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.);

         (3)  Make loans, except to the extent the Insured
              California Portfolio's investments described in the Prospectus may be considered to be loans;

         (4) Have more than 5% of its assets invested in repurchase agreements with the same dealer; or

         (5) Purchase or sell real estate (but without limitation on the purchase of municipal securities secured by real estate or interests therein), issue senior securities, purchase commodities or commodity contracts (except that the Insured California Portfolio may invest in futures contracts), engage in short sales or purchase securities on margin except that this paragraph (5) shall not limit the Insured California Portfolio from borrowing or pledging assets as provided in paragraph (1).

         (6) Underwrite securities issued by other persons or purchase any securities as to which it would be deemed an underwriter under the Securities Act except to the extent the Insured California Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         Additional investment restrictions are set forth under "Investment Objectives and Policies-Investment Restrictions" in the Fund's Prospectus.

         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

         Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Financial Highlights" in the Prospectus for the portfolio turnover rates for each of the Portfolios.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which more than $118 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have more than 3.5 million shareholder accounts. As of December 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of December 31, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $468,750 in respect of such services during the fiscal year of the Fund ended in 1998.

         Under the terms of the Advisory Agreement, the National, New York and California Portfolios pay the Adviser an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Advisory Agreement provides for a fee at an annual rate of up to .625% of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Advisory Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly.

         For the fiscal year ended October 31, 1996, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,179,489, $1,447,924, $1,946,292, $4,527,101 and
$800,847 respectively.  Of such amounts, $2,760,334, $250,000,
$1,468,820, $2,025,214 and $0 was waived by the Adviser.

         For the fiscal year ended October 31, 1997, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,829,514, $1,466,189, $1,937,934, $4,430,718 and
$777,943,respectively.  Of such amounts, $2,507,326, $293,238,
$1,472,830, $1,953,318, and $-0- was waived by the Adviser.

         For the fiscal year ended October 31, 1998, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,969,624, $1,508,814, $2,106,298, $4,932,710, and
$843,236 respectively.  Of such amounts, $2,699,344, $301,762,
$1,600,787, $2,565,009, and $-0- was waived by the Adviser.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement for each Portfolio until September 30, 1999 at their Meeting held on July 16, 1998.

         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to Alliance Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund Inc., Alliance High Yield Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Institutional Funds, Inc. Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income
Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM

Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,1  53, is the President, Chief Operating
Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         RUTH BLOCK, 67, was formerly Executive Vice President and Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is 75 Briar Woods Trail, Stamford, Connecticut, 06903.

         DAVID H. DIEVLER, 68, is an independent consultant. He was formerly a Senior Vice President of ACMC, with which he was associated until 1994. His address is P.O. Box 167, Spring Lake,
New Jersey, 07762.

         JOHN H. DOBKIN, 56, is President of Historic Hudson
Valley(historic preservation) since prior to 1994. Previously he was a Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, Jr., 66, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he has been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06831.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank
Guggenheim Foundation with which he has been associated since prior to 1994.  He was formerly President of New York University,
____________________

1.  An interested person of the Fund as defined in the 1940 Act.

the New York Botanical Garden and Rector of the United Nations
University.  His address is 25 Cleveland Lane, Princeton, NJ
08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, NY 10005.

         DONALD J. ROBINSON, 64, was formerly a partner at Orrick, Herrington & Sutcliff and is currently Senior Counsel to that law firm. His address is 98 Hell's Peak Road, Weston, VT
05161.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         SUSAN P. KEENAN 41, Senior Vice President, is a Senior
Vice President of ACMC with which she has been associated since prior to 1994.

         WAYNE D. LYSKI, 57, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET, 38, Senior Vice President, is an
Executive Vice President of ACMC since prior to 1994.

         WILLIAM E. OLIVER 46, Vice President, is a Vice
President of ACMC since prior to 1994.  Previously, he was a Vice
President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

         DAVID M. DOWDEN 32, Vice President, is a Vice President of ACMC, with which he has been associated since prior to 1994.
Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

         TERRANCE T. HULTS 31, Vice President, is Vice President of ACMC, with which he has been associated since prior to 1994. Previously, he was an Associate and trader in the Municipal Derivative Products Department at Merrill Lynch Capital Markets.

         EDMUND P. BERGAN, JR., 48, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1994.

         DOMENICK PUGLIESE, 37, Assistant Secretary, is Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994, and Vice President and Associate General Counsel of Prudential Securities since prior to 1994.

         ANDREW L. GANGOLF, 44, Assistant Secretary, has been a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         EMILIE D. WRAPP, 42, Assistant Secretary, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         MARK D. GERSTEN 48, Treasurer and Chief Financial
Officer, is a Vice President of AFD and a Senior Vice President of AFS, with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                Total Number
                                                  Total Number  of Investment
                                                  of Funds in   Portfolios
                                                  the Alliance  within the
                                    Total         Fund Complex, Funds,
                                    Compensation  Including the Including
                                    from the      Fund, as to   the Fund, as
                                    Alliance      which the     to which the
                      Aggregate     Fund Complex, Trustee is    Trustee is a
                      Compensation  Including     a Director    Director or
Name of Director      from the Fund the Fund      or Trustee    Trustee

John D. Carifa         -0-          -0-           50            114
Ruth Block            $4,765        $180,763      37             77
David H. Dievler      $4,770        $216,288      43             80
John H. Dobkin        $3,925        $185,363      41             91
William H. Foulk, Jr. $3,950        $241,003      45            109
Dr. James M. Hester   $4,775        $172,913      37             74
Clifford L. Michel    $4,775        $187,763      38             90
Donald J. Robinson    $4,695        $193,709      41            103

______________________

As of January 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         During the fiscal year ended October 31, 1998, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,051,097, $527,472, $583,416,
$1,500,586, and $328,458, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $3,749,832. Of the $7,740,861 paid by the Fund and the Adviser with respect to the Class A shares under the Agreement, $404,996 was spent on advertising, $51,424 on the printing and mailing of prospectuses for persons other than current shareholders, $4,263,397 for compensation to broker-dealers and other financial intermediaries (including, $888,487 to the Fund's Principal Underwriters), $993,174 for compensation to sales personnel and $2,027,870 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the fiscal year ended October 31, 1998, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,890,577, $459,261, $1,042,356,
$1,844,807 and $296,948, respectively, which constituted approximately 1.0% of the aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,891,837. Of the $7,425,786 paid by the Fund and the Adviser with respect to the Class B shares under the Agreement, $197,612 was spent on advertising, $26,679 on the printing and mailing of prospectuses for persons other than current shareholders, $5,552,748 for compensation to broker-dealers and other financial intermediaries (including, $462,476 to the Fund's Principal Underwriters), $370,903 for compensation to sales personnel, $637,219 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $640,625 was spent on interest on Class B shares financing.

         During the fiscal year ended October 31, 1998, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $957,165, $196,603, $383,001, $1,045,574 and $141,348, respectively, which constituted approximately 1.0% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,715,426. Of the $4,439,117 paid by the Fund and the Adviser with respect to the Class C shares under the Agreement, $124,372 was spent on advertising, $18,781 on the printing and mailing of prospectuses for persons other than current shareholders, $3,355,182 for compensation to broker-dealers and other financial intermediaries (including, $295,259 to the Fund's Principal Underwriters), $216,916 for compensation to sales personnel, $408,360 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $315,506 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until September 30, 1999 at their meeting held on July 16, 1998.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission may payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Unreimbursed distribution expenses incurred as of October 31, 1998, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

         Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)
         ________________________________________________________
                            Class B                Class C
National               $3,389,508 (1.7%)      $3,086,618 (2.8%)
Insured National       $1,969,302 (4.0%)      $1,028,413 (4.7%)
California             $5,195,159 (2.5%)      $2,883,110 (2.3%)
Insured California     $1,693,728 (5.7%)      $  696,256 (4.3%)
New York               $3,508,627 (3.1%)      $1,552,297 (3.5%)

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended October 31, 1998, the Fund paid Alliance Fund Services, Inc. $1,051,636 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB
Richard Ellis, Inc.   Generally, a fee-based program must charge
an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealer, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing

House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc. formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares2

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for
____________________

2. Advisor Class shares are sold only to investors described above in this section under "--General."

the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended October 31, 1996, 1997 and 1998, the aggregate amount of underwriting commission payable with respect to shares of the National Portfolio were $1,002,148, $1,125,797 and $1,767,149; the Insured National
Portfolio were $141,083 $393,163, and $543,431; the New York Portfolio were $771,571, $713,011 and $1,518,128; the California Portfolio were $1,784,420, $2,050,508 and $3,131,732; and the

Insured California Portfolio were $288,199, $266,043 and $432,441; of that amount, the Principal Underwriter, received the amounts of $50,984, $12,822, and $67,020 for the National Portfolio; $17,440, $19,944, and $5,051 for the Insured National Portfolio; $29,267, $29,137 and $9,677 for the New York Portfolio; $78,399, $73,095, and $31,667_ for the California Portfolio; and, $14,356, $-0-, and $-0- for the Insured California Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended in 1996, 1997 and 1998, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $264,900, $109,119 and $109,957 for the National Portfolio, $99,819, $29,576 and $30,044 for the Insured National Portfolio, $224,923, $113,659 and $100,769 for the California Portfolio, $39,020, $29,098 and $17,320 for the Insured California Portfolio and $115,061, $78,379 and $95,159 for the New York Portfolio. During the fiscal years ended in 1996, 1997 and 1998, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $1,118, $19,971 and $24,916 for the National Portfolio, $194, $9,128 and $2,888 for the Insured National Portfolio, $958, $25,188 and $27,881 for the California Portfolio, $0, $964 and $2,687 for the Insured California Portfolio and $1,122, $15,274 and $22,830 for the New York Portfolio.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                              Discount or
                                              Commission
                              As % of         to Dealers
                   As % of    the             or Agents
                   Net        Public          As % of
Amount of          Amount     Offering        Offering
Purchase           Invested   Price           Price

Less than
   $100,000. . .   4.44%      4.25%           4.00%
$100,000 but
    less than
    $250,000. . .  3.36       3.25            3.00
$250,000 but
    less than
    $500,000. . .  2.30       2.25            2.00
$500,000 but
    less than
    $1,000,000.* . 1.78       1.75            1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemption, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling

Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge, or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio

  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of share of such other registered investment companies as may be designated from time to time by the Principal Underwriter and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                  Contingent Deferred
                                  Sales Charge as a %
                                  of Dollar Amount
         Year Since Purchase      Subject to Charge

         First                         3.0%
         Second                        2.0%
         Third                         1.0%
         Fourth                        None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub- account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. Prior to March 1, 1998, this service can be employed only once in any 30 day period (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Prior to March 1, 1998, this service can be employed only once in any 30 day period (except for certain omnibus accounts). Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions-General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or

Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________


         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the

Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against
Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Funds net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

General

         Each Portfolio of the Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's fiscal year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

         Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A

Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios

    California Portfolio and Insured California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio and Insured California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from municipal securities issued by the State of California or its political subdivisions. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax.

    New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from New York municipal securities or
(ii) attributable to interest on U.S. government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and provided that, at the close of each quarter of the Portfolio's year, at least 50% of its total assets consist of obligations of the U.S. and its possessions. Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended
October 31, 1995, 1996 and 1997 the Fund incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The authorized capital stock of the Fund consists solely of 45,350,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for each of the Insured National and National Portfolios and 9,050,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. Shares issued are fully paid and non-assessable.
All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act and in the Fund's By-Laws, will be available to shareholders of the Fund. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

         At June 30, 1998, there were outstanding 197,049,458 voting shares of common stock of the Fund, including, 32,190,345 Class A shares, 17,064,628 Class B shares and 8,788,621 Class C shares of the National Portfolio; 16,814,615 Class A shares, 4,378,502 Class B shares and 1,920,367 Class C shares of the Insured National Portfolio; 19,271,661 Class A shares, 10,343,548 Class B shares and 3,745,703 Class C shares of the New York Portfolio; 44,977,511 Class A shares, 16,799,870 Class B shares and 9,695,052 Class C shares of the California Portfolio; and 7,838,361 Class A shares, 2,212,396 Class B shares and 1,008,778
Class C shares of the Insured California Portfolio.

         The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 8, 1999.

                              NO. OF
                              SHARES    % OF     % OF     % OF
NAME AND ADDRESS              OF CLASS  CLASS A  CLASS B  CLASS C

                      CALIFORNIA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith for the
Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr.
2nd Floor
Jacksonville, FL 32246-6485   7,342,594 15%

Merrill Lynch, Pierce,
Fenner & Smith for the
Sole Benefit of its
Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   5,219,129          27%

                       INSURED CALIFORNIA

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   707,777   9%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   414,497            20%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   458,953                     39%

                       NATIONAL PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   2,439,568 7%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   2,709,742          15%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   4,769,552                   47%

                   INSURED NATIONAL PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   850,787   5%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   655,024            14%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   1,336,327                   60%

                       NEW YORK PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   1,807,741 9%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   2,030,764          17%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Adminstration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   2,347,625                   52%

Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc. an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

         From time to time, a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income rate. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B, and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one, five and ten year periods (or the period since the Portfolio's inception). A Portfolio's actual distribution rate is computed separately for Class A, Class B and Class C shares. A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid.

Yield Calculations

                                   30 Day Tax
                    30 Day Tax     Equivalent Yield
                    (period ended  (period ended     Distribution
                    10/31/98)      10/31/98)         Rate

Fund

Insured National
    Class A         4.00%          6.62%             4.22%
    Class B         3.47%          5.75%             3.78%
    Class C         3.48%          5.76%             3.78%

National
    Class A         4.68%          7.75%             4.99%
    Class B         4.17%          6.90%             4.59%
    Class C         4.18%          6.92%             4.60%

New York
    Class A         4.59%          8.47%             4.84%
    Class B         4.08%          7.53%             4.36%
    Class C         4.09%          7.54%             4.36%

California
    Class A         4.50%          8.21%             4.94%
    Class B         3.98%          7.27%             4.48%
    Class C         3.99%          7.24%             4.48%

Insured
California
    Class A         3.89%          7.10%             4.29%
    Class B         3.35%          6.12%             3.78%
    Class C         3.36%          6.13%             3.78%


Total Return Calculations


              One Year period  Five Year period  Ten Year period
Fund          ended 10/31/98   ended 10/31/98    ended 10/31/98

Insured National
    Class A        2.56%          5.38%               7.66%
    Class B        3.48%          5.59%               6.63*
    Class C        5.48%          5.59%               6.13*

National
    Class A        2.23%          5.37%               7.85%
    Class B        3.05%          5.55%               6.55*
    Class C        5.06%          5.56%               6.07*

New York
    Class A        2.73%          5.22%               7.68%
    Class B        3.57%          5.36%               6.36*
    Class C        5.57%          5.36%               5.85*

California
    Class A        3.60%          5.80%               7.92%
    Class B        4.46%          5.94%               6.91*
    Class C        6.36%          5.92%               6.47*

Insured
California
    Class A        3.01%          5.09%               7.32%
    Class B        3.84%          5.20%               6.25*
    Class C        5.84%          5.20%               5.75*

         The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were: federal--39.6%, New York State--6.85%, New York City--3.4% and California--9.30%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax-exempt by one minus the applicable marginal income tax rate (39.6% in the case of the National and the Insured National Portfolios; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York, California, and Insured California Portfolios) and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

         The Morningstar ratings and the Lipper rankings may be used in advertisements and sales literature relating to such Portfolios.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

    REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
________________________________________________________________

ALLIANCE MUNICIPAL INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1997


ALLIANCE CAPITAL




NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MUNICIPAL BONDS-97.7%
        LONG TERM MUNICIPAL BONDS-88.2%
        ALABAMA-0.2%
AAA     West Jefferson PCR
        (Alabama Power) MBIA Ser 93C
        6.05%, 5/01/23                           $1,010      $ 1,035,402
        ARIZONA-6.2%
NR      Goodyear
        Assess Dist #1 (Palm Valley) Ser 96C
        7.25%, 7/01/16                            4,940        5,159,237
AA+     Maricopa Cnty
        Util Rev (Citizen's Util) Ser 95 AMT
        6.20%, 5/01/30                            7,705        8,223,315
AAA     Maricopa Cnty
        MFHR (Tempe Grove Apts)
        GNMA Ser 96A AMT
        6.20%, 1/20/39                            5,320        5,577,967
AA-     Mohave Cnty IDR
        (Cargill/No Star Steel Proj)
        Ser 95A AMT
        6.70%, 3/01/20                            8,770        9,735,489
AA+     Mohave Cnty IDR
        Util Rev (Citizen's Util) Ser 93B AMT
        5.80%, 11/15/28                           2,000        2,055,120
AA+     Phoenix Sr Lien
        (Civic Plaza Bldg Corp) Ser 94
        6.00%, 7/01/12                            1,015        1,081,117
NR      Prescott Comm Fac Dist
        (Hassayampa) Ser 96
        7.75%, 7/01/21                            4,785        4,881,466
NR      Scottsdale GO
        (McDowell Ranch) Ser 97
        6.50%, 7/15/22                            1,300        1,313,000
                                                             ------------
                                                              38,026,711

        CALIFORNIA-4.5%
AA-     California Poll Ctl Fin Auth
        PCR (Pacific Gas & Elec) Ser 93A AMT
        5.875%, 6/01/23                          12,145       12,468,664
A+      California Poll Ctl Fin Auth
        PCR (So Calif Edison) Ser 92B AMT
        6.40%, 12/01/24                          $3,000        3,248,130
AA-     Long Beach Harbor Rev
        Ser 93 AMT
        5.125%, 5/15/18                           5,000        4,806,550
NR      Sacramento Comm Fac Dist
        #97-1 (No. Natomas Proj)
        Series 97A
        6.70%, 9/01/17                            6,805        6,818,678
                                                             ------------
                                                              27,342,022

        COLORADO-6.1%
Aa2*    Arapahoe Cnty
        (E-470 Public Highway Auth)
        7.00%, Prere: 8/31/05                    11,830       14,011,452
BBB     Denver City & Cnty
        (Arpt System Rev) Ser 92C
        6.75%, 11/15/22                           9,500       10,332,239
BB+     Denver City & Cnty Arpt Auth
        (United Airlines) Ser 92A AMT
        6.875%, 10/01/32                         11,775       12,855,238
                                                             ------------
                                                              37,198,929

        FLORIDA-13.1%
NR      Collier Cnty Comm Fac Dist
        (Fiddler's Creek) Ser 96
        7.50%, 5/01/18                            3,275        3,432,364
NR      Collier Cnty IDR
        (Southern St Util) Ser 96 AMT
        6.50%, 10/01/25                          12,605       13,363,191
AAA     Dade Cnty Arpt Rev
        (Miami Int'l) MBIA Ser 95B AMT
        6.00%, 10/01/24                           6,550        6,935,664
AAA     Escambia Cnty HFA
        SFMR (Multi County) GNMA Ser 95B AMT
        6.25%, 4/01/28                            9,690       10,137,775


7



NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA     Jacksonville Wtr & Swr
        (United Waterworks)
        AMBAC Ser 95 AMT
        6.35%, 8/01/25                           $1,500      $ 1,641,855
NR      Northern Palm Beach Cnty
        Imp Dist #9A (ABACOA) Ser 96A
        7.20%, 8/01/16                            3,070        3,315,201
        7.30%, 8/01/27                           15,600       16,839,888
AA-     Orlando Util Comm
        (Wtr & Elec) Ser 93B
        6.809%, 10/06/17 (b)                      4,550        4,742,283
A+      Palm Beach Cnty Hlth Fac
        (Lourdes-McKeen Residence) Ser 96
        6.625%, 12/01/26                          1,210        1,313,322
NR      St. John's Cnty Comm Dev
        (Julington Creek Plantation) Ser 97
        6.70%, 5/01/07                            3,090        3,186,130
        7.125%, 5/01/19                           8,695        8,991,238
Baa2*   Volusia Cnty Ed Fac Auth
        (Embry-Riddle Aero Univ) Ser 96A
        6.125%, 10/15/26                          3,870        4,021,549
AA      Volusia Cnty Hlth Fac Auth
        (John Knox Village)
        Ser 96A Asset Gty
        6.00%, 6/01/17                            1,885        1,975,103
                                                             ------------
                                                              79,895,563

        GEORGIA-5.3%
AAA     Atlanta
        Arpt Fac Rev MBIA AMT
        Zero coupon, 1/01/10                     60,535       32,587,807

        INDIANA-7.0%
BB+     Indianapolis Arpt Auth
        (United Airlines) Ser 95A AMT
        6.50%, 11/15/31                          39,670       42,474,272

        MARYLAND-0.2%
NR      Maryland Ind Dev Fin Auth Eco Dev
        (Med Waste Assoc) Ser 89 AMT
        8.75%, 11/15/10                           1,405        1,464,628

        MASSACHUSETTS-6.5%
AAA     Massachusetts HFA
        MFHR (Harbor Point Dev)
        AMBAC Ser 96A AMT
        6.40%, 12/01/15                           1,330        1,421,624
AAA     Massachusetts HFA
        MFHR (Rental Hsg) AMBAC Ser 95E AMT
        6.00%, 7/01/37                            2,680        2,755,656
A3*     Massachusetts Ind Fin Auth
        Ed Fac (Brooks School) Ser 93
        5.95%, 7/01/23                            1,050        1,080,429
AAA     Massachusetts Ind Fin Auth
        MFHR (Heights Crossing)
        FHA Ser 95 AMT
        6.15%, 2/01/35                            5,790        5,980,259
AAA     Massachusetts Port Auth
        (Boston Fuel Corp)
        MBIA Ser 97 AMT
        6.00%, 7/01/36                           20,960       21,777,860
AAA     Massachusetts Port Auth
        (USAir Proj) MBIA Ser 96A AMT
        5.875%, 9/01/23                           6,285        6,459,220
                                                             ------------
                                                              39,475,048

        MICHIGAN-3.6%
AAA     Kent Cnty GO Arpt Rev
        (Kent Cnty Int'l) Ser 95 AMT
        6.10%, 1/01/25                            4,240        4,442,417
AAA     Michigan HDA
        MFHR (Rental Hsg Rev )
        AMBAC Ser 97A AMT
        6.10%, 10/01/33                           8,400        8,714,076
AA+     Michigan HDA
        SFMR (Mortgage Rev) Ser 96B AMT
        6.20%, 6/01/27                            5,270        5,532,288
A-      Michigan Strategic Fund
        PCR (General Motors Corp) Ser 95
        6.20%, 9/01/20                            2,765        2,962,117
                                                             ------------
                                                              21,650,898


8



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MINNESOTA-3.6%
A       Bass Brook PCR
        (Minnesota Pwr & Light) Ser 92
        6.00%, 7/01/22                           $1,305      $ 1,345,964
AAA     Duluth GO
        Arpt Lease Rev Ser 95C AMT
        6.25%, 8/01/14                            4,085        4,330,999
AA+     Minnesota HFA
        SFMR (Home Mortgage) Ser 93-C2 AMT
        6.15%, 7/01/23                            2,350        2,424,941
AA+     Minnesota HFA
        SFMR (Home Mortgage) Ser 96F AMT
        6.30%, 1/01/28                            3,760        3,946,534
AA+     Minnesota HFA
        SFMR (Home Mortgage) Ser 96G AMT
        6.25%, 7/01/26                            8,500        8,889,215
AA+     Rochester Hosp Rev
        (Mayo Med Ctr) Ser 92H
        8.022%, 11/15/15 (b)                      1,000        1,126,800
                                                             ------------
                                                              22,064,453

        NEW JERSEY-2.5%
AAA     New Jersey Eco Dev Auth
        PCR (Pub Svc Elec & Gas)
        MBIA Ser 94A AMT
        6.40%, 5/01/32                            1,450        1,549,717
A+      New Jersey Eco Dev Auth
        Swr Rev (Anheuser-Busch) Ser 95 AMT
        5.85%, 12/01/30                           5,590        5,827,295
AAA     New Jersey Eco Dev Auth
        Wtr Fac (NJ American Wtr Co)
        FGIC AMT
        6.875%, 11/01/34                          1,635        1,832,966
AAA     New Jersey Hsg & Mtg Fin Agy
        MFHR (Pooled Loan)
        AMBAC Ser 96A AMT
        6.25%, 5/01/28                            1,275        1,342,129
AA-     New Jersey Hwy Auth
        (Garden State Pkwy)
        6.25%, 1/01/14                            1,250        1,329,687
AAA     Vineland
        Sewer Rev: Landis Sewer Auth Ser 93
        7.16%, 9/19/19                            3,250        3,662,100
                                                             ------------
                                                              15,543,894

        NEW YORK-2.9%
AAA     Niagara Frontier Trans
        Arpt Rev (Gtr Buffalo Int'l)
        AMBAC Ser 94A AMT
        6.25%, 4/01/24                            1,550        1,649,820
AAA     NYS Energy Res & Dev Auth
        PCR (NYS Elec & Gas)
        MBIA Ser 88A AMT
        5.95%, 12/01/27                           6,700        6,894,032
AA-     Port Auth of NY & NJ
        Cons Rev (95th Ser) AMT
        6.125%, 7/15/29                           8,835        9,395,051
                                                             ------------
                                                              17,938,903

        OHIO-8.4%
AAA     Cleveland Arpt Rev
        (Cleveland Int'l)
        FGIC Ser 94A AMT
        6.25%, 1/01/20                           10,000       10,683,000
AAA     Columbus Arpt Rev
        (Port Columbus Int'l)
        MBIA Ser 94A AMT
        6.25%, 1/01/24                            4,000        4,259,520
A       Cuyahoga Cnty Hosp Rev
        (Meridia Hlth Sys) Ser 95
        6.25%, 8/15/24                            2,885        3,098,577
BBB     Dayton Spec Fac
        (Emery Air Freight) Ser 96D AMT
        6.20%, 10/01/09                           5,680        6,074,874
BBB+    Ohio Air Quality Dev Auth
        PCR (Columbus So Pwr) Ser 85B
        6.25%, 12/01/20                           2,695        2,819,832
AA-     Ohio Air Quality Dev Auth
        PCR (Dayton Power & Light) Ser 92B
        6.40%, 8/15/27                            2,000        2,157,960
AAA     Ohio Air Quality Dev Auth
        PCR (JMG Funding/Ohio Pwr Co)
        AMBAC Ser 94B AMT
        6.375%, 4/01/29                           7,850        8,402,169


9



NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                       AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA     Ohio HFA
        SFMR (Residental Mtg)
        GNMA Ser 97 AMT
        6.15%, 3/01/29                           $4,835      $ 5,113,689
A       Ohio Wtr Dev Auth Solid
        Waste (North Star/BHP) AMT
        6.45%, 9/01/20                            5,245        5,639,319
Aa3     Toledo-Lucas Cnty Port Auth
        (Cargill Inc Proj)
        5.90%, 12/01/15                           3,000        3,122,310
                                                             ------------
                                                              51,371,250

        PENNSYLVANIA-2.8%
BBB     Pennsylvania Eco Dev Auth
        Waste Wtr (Sun Co) Ser 94A AMT
        7.60%, 12/01/24                             935        1,067,368
AAA     Pennsylvania Higher Ed
        Student Loan Rev
        AMBAC Ser 88D AMT
        6.05%, 1/01/19                            7,625        7,902,702
AAA     Philadelphia Aprt Sys Rev
        AMBAC Ser 95A AMT
        6.10%, 6/15/25                            6,500        6,832,215
AA      Potter Cnty Hosp Rev
        (Charles Cole Mem) Ser 96 Asset Gty
        6.05%, 8/01/24                            1,005        1,046,788
                                                             ------------
                                                              16,849,073

        RHODE ISLAND-1.1%
AA+     Rhode Island Hsg & Mtg Fin Corp
        SFMR (Home Ownership)
        Ser 92-7A AMT
        6.75%, 10/01/25                           6,030        6,399,398

        SOUTH DAKOTA-1.6%
AA+     South Dakota HDA
        SFMR (Home Ownership)
        Ser 93-II AMT
        6.15%, 5/01/26                            9,600        9,842,592

        TENNESSEE-0.2%
BBB     Memphis Shelby Cnty
        Spec Fac (Federal Express)
        Ser 93 AMT
        6.20%, 7/01/14                            1,000        1,042,530

        TEXAS-3.4%
BBB-    Alliance Arpt Auth
        Fac Imp (American Airlines)
        Ser 90 AMT
        7.50%, 12/01/29                         $11,690      $12,800,667
BB-     Houston Arpt Rev
        (Continental Airlines) Ser 97B AMT
        6.125%, 7/15/27                           8,000        8,178,000
                                                             ------------
                                                              20,978,667

        VIRGINIA-5.8%
A       Alexandria Redev & Hsg
        MFHR (Buckingham Village) Ser 96A AMT
        6.15%, 1/01/29                            3,545        3,680,206
A+      Giles Cnty IDR
        (Hoechst-Celanese Corp)
        Ser 96 AMT
        6.45%, 5/01/26                            3,325        3,645,497
AAA     Harrisonburg Redev & Hsg Auth
        MFHR (Greens of Salem Run)
        FSA Ser 97 AMT
        6.30%, 4/01/29                            3,565        3,794,693
AA      Henrico Cnty IDR
        (Henrico Cnty Reg Jail) Ser 94
        7.125%, 8/01/21                           2,000        2,304,040
A       Henrico Cnty Swr Rev
        (Browning-Ferris) Ser 97A AMT
        5.875%, 3/01/17                           2,290        2,382,356
A+      Henry Cnty Hosp Rev
        (Martinsville & Henry Mem Hsp)
        Ser 97
        6.00%, 1/01/27                            1,250        1,299,362
A-      Isle of Wight Cnty
        Solid Waste (Union Camp Corp)
        Ser 94 AMT
        6.55%, 4/01/24                            3,545        3,878,088
A+      James Cnty Swr Rev
        (Anheuser-Busch Proj) Ser 97 AMT
        6.00%, 4/01/32                            3,740        3,886,421


10



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
Aa2     Prince William Cnty
        Hosp Rev (Potomac Hosp Grp)
        Ser 95
        6.75%, 10/01/15                          $1,820     $  2,003,875
NR      Staunton Ed Fac
        (Mary Baldwin College) Ser 96
        6.75%, 11/01/21                           1,150        1,200,773
AA      Virginia Beach
        Hosp Rev (Sentara Bayside)
        6.30%, 11/01/21                             555          587,012
AA+     Virginia HDA SFMR
        (Commonwealth Mtg) Ser 96B AMT
        6.375%, 1/01/26                           5,000        5,319,700
AA      Virginia Res Auth Swr Rev
        (Hopewell Fac) Ser 95A AMT
        6.00%, 10/01/25                           1,375        1,423,689
                                                            -------------
                                                              35,405,712

        WASHINGTON-0.8%
BBB+    Pilchuck Dev Pub Corp
        Spec Fac (BF Goodrich) Ser 93 AMT
        6.00%, 8/01/23                            4,500        4,591,485

        WISCONSIN-2.4%
AAA     Wisconsin GO
        MBIA Ser 96B AMT
        6.20%, 11/01/26                          13,930       14,755,910
        TOTAL LONG TERM MUNICIPAL BONDS
          (cost $511,403,739)                                537,935,147

        SHORT TERM MUNICIPAL NOTES-9.5%
        ARIZONA-1.6%
A-1     Apache Cnty
        PCR (Tuscon Elec) Ser 81B VRDN
        3.75%, 10/01/21 (a)                       9,500        9,500,000

        SOUTH CAROLINA-2.5%
A-1+    Berkeley Cnty IDR
        (Nucor Corp Proj) Ser 97 AMT VRDN
        3.75%, 4/01/30 (a)                       15,000       15,000,000

        VIRGINIA-3.9%
P-1*    Bedford Cnty IDR
        (Nekoosa Pkg) Ser 95A AMT VRDN
        4.00%, 12/01/25 (a)                       9,350        9,350,000
A-1+    Peninsula Ports Auth IDR
        (Ziegler Coal Proj)
        Ser 97 AMT VRDN
        4.25%, 5/01/22 (a)                       14,400       14,400,000
                                                             ------------
                                                              23,750,000

        WASHINGTON-1.5%
A-1     Yakima Cnty IDR
        (Macro Plastics Inc) AMT VRDN
        3.80%, 12/01/26 (a)                       9,400        9,400,000

        TOTAL SHORT TERM MUNICIPAL NOTES
          (cost $57,650,000)                                  57,650,000

        TOTAL INVESTMENTS-97.7%
          (cost $569,053,739)                                595,585,147
        Other assets less liabilities-2.3%                    14,277,218

        NET ASSETS-100%                                     $609,862,365


See footnote summary on page 21.
See Glossary of Terms on page 21.
See notes to financial statements.


11



INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MUNICIPAL BONDS-98.9%
        LONG TERM MUNICIPAL BONDS-82.6%
        ALASKA-17.0%
AAA     Alaska Hsg Fin Corp
        MFHR (Mtg Rev) MBIA Ser 96A
        6.00%, 12/01/15                         $ 1,400      $ 1,461,180
        6.05%, 12/01/17                           2,000        2,095,360
AAA     Alaska Hsg Fin Corp
        SFMR (Mtg Rev) MBIA Ser 97A
        6.00%, 6/01/27                           25,000       25,949,750
        6.10%, 12/01/37                          10,000       10,421,100
                                                             ------------
                                                              39,927,390

        ARIZONA-4.0%
AAA     Glendale
        Ed Fac (Midwestern Univ)
        CONNIE LEE Ser 96A
        6.00%, 5/15/26                              640          672,614
AAA     Maricopa Cnty
        Hosp Rev (Cath Hlth West)
        MBIA Ser 93
        7.152%, 7/01/13 (b)                       1,950        2,073,942
AAA     Maricopa Cnty GO
        Kyrene Elem Sch Imp #28 FGIC Ser 95B
        6.00%, 7/01/14                            2,000        2,099,200
AAA     Tempe
        MFHR (Quadrangles) FHA Ser 93
        6.25%, 6/01/26                            4,310        4,513,217
                                                             ------------
                                                               9,358,973

        CALIFORNIA-15.8%
AAA     Mojave Wtr Agy
        Imp Dist M (Morongo Basin Pipeline)
        FGIC Ser 96
        5.80%, 9/01/22                            5,000        5,245,450
AAA     No Calif Trans Agy Elec
        Rev (Calif-Oregon Trans)
        MBIA Ser 93A
        6.609%, 4/29/24 (b)                      11,600       11,788,036
AAA     Orange Cnty
        (Saddleback Valley Sch Dist)
        FSA Ser 95A
        5.65%, 9/01/17                            2,000        2,042,140
AAA     Palm Springs ETM COP
        Ser 91B
        Zero coupon, 4/15/21                     43,025       11,705,812
AAA     So Tahoe Joint Pwr Fin Auth
        Ser 95A CAP MAC
        5.75%, 10/01/25                           4,500        4,629,780
AAA     Univ of California Regents
        Hosp Rev (UCLA Med Ctr)
        MBIA Ser 94
        5.50%, 12/01/20                           1,685        1,699,120
                                                             ------------
                                                              37,110,338

        COLORADO-2.8%
AAA     Denver City & Cnty Arpt Sys Rev
        MBIA Ser 95A
        5.70%, 11/15/25                           6,375        6,496,699

        ILLINOIS-2.1%
AAA     Metro Pier & Expo Auth
        (McCormick Place Expo)
        FGIC Ser 93A
        Zero coupon, 6/15/19                     15,850        4,989,897

        MASSACHUSETTS-9.5%
AAA     Chelsea GO
        AMBAC Ser 94
        6.00%, 6/15/14                              765          815,743
AAA     Massachusetts HFA
        MFHR (Residential Dev)
        AMBAC Ser 93A
        6.15%, 10/01/15                           3,500        3,698,485
AAA     Massachusetts HFA
        MFHR (Residential Dev)
        FNMA Coll Sec 8 Ser 92F
        6.25%, 11/15/12                           5,000        5,299,600
AAA     Massachusetts HFA
        SFMR (Residential Dev)
        FNMA Ser 92A
        6.90%, 11/15/24                           1,500        1,636,875
AAA     Massachusetts Hlth & Ed
        Fac Hosp Rev (Beth Israel) AMBAC
        8.42%, 7/01/25 (b)                        1,000        1,096,390
AAA     Massachusetts Hlth & Ed Fac Hosp Rev
        (New England Med Ctr) MBIA
        6.48%, 7/01/18 (b)                        5,000        4,953,900


12



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA     Massachusetts Muni Wholesale Elec
        (Pwr Supply Sys) MBIA Ser 92A
        6.00%, 7/01/18                           $4,800      $ 4,946,592
                                                             ------------
                                                              22,447,585

        MICHIGAN-14.4%
AAA     Detroit GO
        FGIC Ser 93
        6.35%, 4/01/14                            3,370        3,614,662
AAA     Detroit Swr Sys Rev
        FGIC Ser 93A
        7.517%, 7/01/23 (b)                      13,200       13,652,496
AAA     Grand Rapids Swr Sys Rev
        MBIA Ser 92
        6.00%, 1/01/22                            1,755        1,825,182
AAA     Kalamazoo Hosp Fin Auth
        Hosp Rev (Borgess Med Ctr)
        FGIC Ser 94A
        6.528%, 6/01/11 (b)                       7,500        7,682,700
AAA     Michigan Strategic Fund
        PCR (Detroit Edison Co.)
        MBIA Ser 95AA
        6.40%, 9/01/25                            4,275        4,635,041
AAA     Three Rivers GO
        Sch Dist MBIA Ser 96
        6.00%, 5/01/23                            2,400        2,554,416
                                                             ------------
                                                              33,964,497

        MINNESOTA-5.0%
Aaa*    Eagan
        MFHR (Woodridge Apts)
        GNMA Ser 97A
        5.95%, 2/01/32                            1,475        1,540,003
Aaa*    Little Canada
        MFHR (Cedars Lakeside Apt)
        GNMA Ser 97A
        5.95%, 2/01/32                            1,720        1,795,800
AAA     Minneapolis
        (Spec Sch Dist #1) MBIA Ser 96A
        5.90%, 2/01/17                            4,070        4,255,796
AAA     Minnesota HFA
        MFHR (Rental Hsg) MBIA Ser 95D
        6.00%, 2/01/22                            4,115        4,286,266
                                                             ------------
                                                              11,877,865

        NEBRASKA-1.5%
AAA     Nebraska Inv Fin Auth Hosp Rev
        (Bishop Clarkson Mem) MBIA Ser 91
        9.242%, 12/08/16 (b)                      3,000        3,571,170

        NEW YORK-2.6%
Aaa*    Glen Cove IDR
        (The Regency at Glen Cove)
        Ser 92B ETM
        Zero coupon, 10/15/19                    20,500        6,126,835

        OHIO-0.9%
AAA     Ohio Capital Corp
        MFHR (Sect 8 Assist) FHA MBIA Ser 95E
        6.35%, 1/01/22                            1,965        2,080,915

        PENNSYLVANIA-1.2%
AAA     Pennsylvania Conv Ctr
        MBIA Ser 94A
        6.75%, 9/01/19                            2,500        2,818,275

        VIRGINIA-4.9%
AAA     Harrisonburg Redev & Hsg Auth
        MFHR (Battery Heights Assoc)
        GNMA Ser 96A
        6.25%, 4/20/36                            5,185        5,486,767
AAA     Loudoun Cnty Hosp Rev
        (Loudoun Hosp Ctr) FSA Ser 95
        5.80%, 6/01/20                            2,500        2,575,750
AAA     Newport News
        Hlth Fac (Mennowood) GNMA Ser 96A
        6.25%, 8/01/36                            2,180        2,317,863
AAA     Richmond Met Auth
        (Expressway Rev) FGIC Ser 92B
        6.25%, 7/15/22                            1,000        1,056,890
                                                             ------------
                                                              11,437,270

        WEST VIRGINIA-0.9%
AAA     West Virginia Pkwys Eco Dev
        (Parkway Rev) FGIC Ser 93
        7.555%, 5/16/19 (b)                       2,100        2,232,426


13



INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        TOTAL LONG TERM MUNICIPAL BONDS
          (cost $182,742,091)                               $194,440,135

        SHORT TERM MUNICIPAL NOTES-16.3%
        FLORIDA-4.6%
A-1+    Tampa Occup License Tax Rev
        FGIC Ser 96A VRDN
        3.65%, 10/01/18 (a)                     $10,900       10,900,000

        ILLINOIS-4.6%
A-1+    Illinois Dev Fin Auth
        PCR (Com Edison Co)
        AMBAC Ser 96A VRDN
        3.65%, 12/01/06 (a)                      10,800       10,800,000

        PENNSYLVANIA-4.8%
A-1+    Emmaus GO
        FSA Ser 96 VRDN
        3.85%, 12/01/28 (a)                      11,300       11,300,000

        TEXAS-2.3%
A-1+    North Central Hlth Fac
        (Presbyterian Med Ctr)
        MBIA Ser 85C VRDN
        4.05%, 12/01/15 (a)                      $5,300     $  5,300,000

        TOTAL SHORT TERM MUNICIPAL NOTES
          (cost $38,300,000)                                  38,300,000

        TOTAL INVESTMENTS-98.9%
          (cost $221,042,091)                                232,740,135
        Other assets less liabilities-1.1%                     2,490,855

        NET ASSETS-100%                                     $235,230,990


See footnote summary on page  21.
See Glossary of Terms on page 21.
See notes to financial statements.


14



NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        NEW YORK MUNICIPAL BONDS-100.2%
        LONG TERM MUNICIPAL BONDS-95.3%
A-      Essex County IDR
        (Int'l Paper) Ser 95A AMT
        5.80%, 12/01/19                          $7,000      $ 7,165,830
Aaa*    Glen Cove IDR
        (The Regency at Glen Cove)
        Ser 92B ETM
        Zero coupon, 10/15/19                    19,510        5,830,954
AAA     Islip Res Rec Agy
        AMBAC Ser 94B AMT
        6.125%, 7/01/12                           2,020        2,145,826
BBB+    New York City GO
        Ser 93A
        6.25%, 8/01/18                            6,000        6,239,640
BBB+    New York City GO
        Ser 93D
        8.057%, 8/29/14 (b)                      10,000       10,794,400
AAA     New York City GO
        Ser 93E MBIA
        6.00%, 5/15/11                            5,000        5,305,800
BBB+    New York City GO
        Ser 96J
        6.00%, 2/15/24                           13,580       14,020,128
BBB+    New York City GO
        Ser 97A
        6.25%, 8/01/17                           16,750       17,714,967
BBB-    New York City IDR
        (American Airlines) Ser 94 AMT
        6.90%, 8/01/24                           12,000       13,308,480
AAA     New York City IDR
        (Japan Airlines) FSA Ser 91 AMT
        6.00%, 11/01/15                           4,400        4,678,828
A       New York City IDR
        (Terminal One LP) Ser 94 AMT
        6.125%, 1/01/24                          36,500       38,272,805
AAA     Niagara Frontier Trans Arpt Auth
        (Gtr Buffalo Int'l)
        AMBAC Ser 94A AMT
        6.25%, 4/01/24                           14,575       15,513,630
AAA     NYS Energy Res & Dev Auth
        (Brooklyn Union Gas) MBIA AMT
        7.356%, 7/08/26 (b)                       6,000        6,047,700
AAA     NYS Energy Res & Dev Auth
        (Brooklyn Union Gas)
        MBIA Ser 89B AMT
        6.75%, 2/01/24                            7,500        8,249,775
AAA     NYS Energy Res & Dev Auth
        (Rochester Gas & Elec) MBIA AMT
        6.50%, 5/15/32                            6,460        6,989,785
A+      NYS Energy Res & Dev Auth
        PCR (Consolidated Edison)
        Ser 94A AMT
        7.125%, 12/01/29                         22,000       25,278,660
AAA     NYS Energy Res & Dev Auth
        PCR (NYS Elec & Gas)
        MBIA Ser 87A AMT
        6.15%, 7/01/26                           15,000       15,999,300
BBB     NYS Envir Fac Auth IDR
        (Occidental Petroleum) Ser 93A AMT
        5.70%, 9/01/28                            6,950        6,929,289
AAA     NYS Envir Fac Corp
        Wtr Fac (Spring Valley Wtr)
        AMBAC Ser 94A AMT
        6.30%, 8/01/24                           11,800       12,590,128
AAA     NYS HFA
        MFHR (Erie/Monroe Cnty Proj) AMBAC
        Ser 89B AMT
        7.55%, 11/01/29                           9,315        9,765,287
Aa*     NYS HFA
        MFHR (Westchester/Onondaga
        /Rockland Proj)
        Ser 92F AMT
        6.70%, 8/15/25                            6,000        6,381,300
Aa2*    NYS Mtg Agy
        SFMR Ser 42 AMT
        6.65%, 4/01/26                            4,500        4,808,790
Aa2*    NYS Mtg Agy
        SFMR Ser 46 AMT
        6.65%, 10/01/25                          19,850       21,271,061


15



NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA     Onondaga Cnty
        PCR (Bristol-Myers Squibb) AMT
        5.75%, 3/01/24                          $ 4,000      $ 4,259,480
AAA     Port Auth of NY & NJ
        (JFK Int'l Proj) MBIA
        Ser 97-6 AMT
        5.75%, 12/01/22                           9,905       10,182,439
AA-     Port Auth of NY & NJ
        Cons Rev (95th Ser) AMT
        6.125%, 7/15/29                           4,035        4,290,779
AAA     Port Auth of NY & NJ
        Cons Rev (96th Ser) FGIC AMT
        6.60%, 10/01/23                          10,000       11,019,700
AAA     Troy Hsg Dev Corp
        MFHR (Ninth St #2) FHA Ser 90B
        8.10%, 2/01/24                            3,515        4,089,386
AAA     Troy Hsg Dev Corp
        MFHR (TUR Proj) FHA Ser 90C
        8.10%, 2/01/24                            2,390        2,780,550

        TOTAL LONG TERM MUNICIPAL BONDS
          (cost $280,124,351)                                301,924,697

        SHORT TERM MUNICIPAL NOTES-4.9%
A-1+    New York City Cultural
        Res Trust
        (American National Museum)
        MBIA Ser 91B VRDN
        3.65%, 4/01/21 (a)                        3,800        3,800,000
A-1+    Niagara Cnty IDA
        (American Ref-Fuel Co)
        Ser 96D AMT VRDN
        3.70%, 11/15/26 (a)                       4,200        4,200,000
VMIG-1* NYS Job Dev Auth
        Ser A-1 to A-21 AMT VRDN
        4.10%, 3/01/03 (a)                        2,600        2,600,000
VMIG-1* Suffolk Cnty Wtr Auth
        BAN Ser 97 VRDN
        3.70%, 12/21/99 (a)                       5,000        5,000,000

        TOTAL SHORT TERM MUNICIPAL NOTES
          (cost $15,600,000)                                  15,600,000

        TOTAL INVESTMENTS-100.2%
          (cost $295,724,351)                                317,524,697
        Other assets less liabilities-(0.2%)                    (770,135)

        NET ASSETS-100%                                     $316,754,562


See footnote summary on page 21.
See Glossary of Terms on page 21.
See notes to financial statements.


16



CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
--------------------------------------------------------------------------
        CALIFORNIA MUNICIPAL BONDS-97.6%
        LONG TERM MUNICIPAL BONDS-95.1%
NR      California Comm Dev Auth
        (San Diego Space & Science)
        Ser 96
        7.50%, 12/01/16                         $ 3,500      $ 3,794,630
A+      California GO
        (Veterans Hsg) Ser 95 AMT
        6.40%, 2/01/20                           29,175       29,919,546
AAA     California HFA
        MFHR (Home Mtg Rev)
        MBIA Ser 91A AMT
        7.20%, 2/01/26                            3,450        3,675,147
AAA     California HFA
        MFHR (Home Mtg Rev)
        MBIA Ser 91C AMT
        7.00%, 8/01/23                            1,475        1,569,946
A+      California HFA
        MFHR (Multi-Unit Rental Hsg)
        Ser 92A AMT
        6.50%, 2/01/14                            4,865        5,125,034
AAA     California HFA
        SFMR (Home Mtg Rev)
        AMBAC Ser 96H AMT
        6.20%, 2/01/27                            8,000        8,356,320
AA-     California HFA
        SFMR (Home Mtg Rev) Ser 91G AMT
        7.05%, 8/01/27                            5,265        5,554,996
AAA     California HFA
        SFMR (Home Mtg Rev)
        Ser 95A-2 AMT AMBAC
        6.45%, 8/01/25                           13,400       14,188,992
AA-     California HFA
        SFMR (Home Mtg Rev) Ser 94E AMT
        6.70%, 8/01/25                            9,395       10,054,435
A       California Poll Ctl Fin Auth
        (Keller Canyon/Browning-Ferris Ind)
        Ser 92 AMT Asset Gty
        6.875%, 11/01/27                          5,000        5,494,550
AA-     California Poll Ctl Fin Auth
        PCR (Pacific Gas & Elec) Ser 93A AMT
        5.875%, 6/01/23                          33,200       34,084,780
AA-     California Poll Ctl Fin Auth
        PCR (Pacific Gas & Elec) Ser 93B AMT
        5.85%, 12/01/23                          56,000       57,481,200
A+      California Poll Ctl Fin Auth
        PCR (San Diego Gas & Elec)
        Ser 93A-C AMT
        5.85%, 6/01/21                           32,335       33,147,255
A+      California Poll Ctl Fin Auth
        PCR (So Calif Edison) Ser 92B AMT
        6.40%, 12/01/24                          33,030       35,761,911
A+      Chula Vista
        PCR (San Diego Gas & Elec)
        Ser 92A AMT
        6.40%, 12/01/27                          28,240       30,076,447
Aaa*    Contra Costa Cnty
        MFHR (Byron Park Proj)
        GNMA Ser 93A AMT
        6.40%, 1/20/31                           11,860       12,615,126
NR      Encinitas Comm Fac Dist #1
        (Encinitas Ranch) Ser 95A
        7.375%, 9/01/26                          23,000       24,341,820
NR      Encinitas Rec Rev
        (Encinitas Ranch Golf Course)
        Ser 96A
        7.75%, 9/01/26                           10,760       11,255,606
NR      Fairfield Assess Dist
        (No Cordelia Imp Dist) Ser 93
        7.375%, 9/02/18                           2,390        2,465,357
NR      Fontana Comm
        Fac Dist #3 (Hunters Ridge) Ser 90A
        8.70%, 10/01/15                           8,000        8,421,760
AAA     Garden Grove
        MFHR (Tudor Grove) GNMA Ser 89 AMT
        7.25%, 5/20/32                            1,150        1,179,383
AA-     Long Beach Harbor Rev
        Ser 93 AMT
        5.125%, 5/15/18                          12,325       11,848,146


17



CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA     Los Angeles Cnty Arpt Rev
        (Ontario Int'l Arpt) FGIC
        Ser 96A AMT
        6.00%, 5/15/22                          $12,780      $13,422,706
NR      Los Angeles Cnty Comm
        Fac Dist #3 (Valencia/
        Newhall Area) Ser 95A
        7.125%, 9/01/20                           5,500        5,782,645
NR      Los Angeles Cnty Comm
        Fac Dist #4 (Calabasas Area)
        Ser 92A
        7.65%, 9/01/17                            7,500        7,893,750
NR      Los Angeles Cnty Comm
        Fac Dist #92-1
        (Castaic Union SD/Northlake Proj)
        Ser 92
        9.00%, 10/01/19                           8,710        9,233,210
BB      Los Angeles Comm Redev
        MFHR (Grand Ctrl Proj) Ser 93A AMT
        5.85%, 12/01/26                           4,030        3,914,742
AAA     Los Angeles Harbor Rev
        MBIA Ser 96B AMT
        6.20%, 8/01/25                           10,000       10,707,000
AA      Los Angeles Harbor Rev
        Ser 95B AMT
        6.625%, 8/01/25                          24,000       26,026,080
NR      Novato Comm
        Fac Dist #94-1 (Hamilton Field)
        Ser 95
        7.375%, 9/01/25                           4,400        4,810,828
NR      Ontario Assess Dist #107
        (CA Commerce Ctr So)
        7.70%, 9/02/10                            6,130        6,326,466
NR      Orange Cnty
        Comm Fac Dist # 92-1:
        Las Flores/Capistrano USD Ser 97
        7.10%, 9/01/21                            3,200        3,394,304
AAA     Orange Cnty Arpt Rev
        (John Wayne Int'l)
        MBIA Ser 93 AMT
        5.50%, 7/01/18                            5,050        5,074,593
BBB-    Orange Cnty Sr Lien
        Foothill/Eastern Corridor Agy
        Ser 95A
        Zero coupon, 1/01/15                     18,500        7,030,370
        Zero coupon, 1/01/25                     15,000        3,200,550
        Zero coupon, 1/01/27                     10,000        1,904,300
        Zero coupon, 1/01/28                     10,000        1,799,000
AAA*    Orange Cnty Sr Lien
        San Joaquin Hills Transp Corridor
        Ser 93 ETM
        Zero coupon, 1/01/17                     16,000        5,797,920
        Zero coupon, 1/01/19                     20,000        6,478,400
        Zero coupon, 1/01/20                     20,000        6,115,800
        Zero coupon, 1/01/21                     20,000        5,797,200
        Zero coupon, 1/01/23                     35,000        9,116,100
        Zero coupon, 1/01/25                     18,100        4,236,124
        7.00%, Prere: 1/01/03                    13,400       14,989,240
AAA     Palm Springs ETM
        COP Ser 91B
        Zero coupon, 4/15/21                     10,000        2,720,700
AAA     Palm Springs Fin Auth
        Arpt Rev
        (Palm Springs Regional Arpt)
        MBIA Ser 92 AMT
        6.00%, 1/01/22                            6,860        7,119,720
A       Port of Oakland
        (Mitsui OSK Lines) Ser 92A AMT
        6.80%, 1/01/19                            3,700        3,924,072
AAA     Port of Oakland
        MBIA Ser 92E AMT
        6.40%, 11/01/22                          23,370       25,196,132
        6.50%, 11/01/16                           8,000        8,697,200
NR      Riverside Cnty Assess Dist #161
        (Winchester Prop) Ser 94C
        10.00%, 9/02/14                           6,825        7,402,054
NR      Riverside Comm
        Fac Dist #90-1
        (Highlander Proj) Ser 91A
        8.50%, 9/01/15                            2,000        2,093,560
NR      Sacramento
        Comm Fac Dist # 97-01
        (No. Natomas Proj) Ser 97A
        6.75%, 9/01/27                            9,370        9,388,740


18



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA     Sacramento Cnty Arpt Sys Rev
        FGIC Ser 92A AMT
        6.00%, 7/01/20                          $11,750     $ 12,191,212
AAA     Sacramento Cnty Arpt Sys Rev
        MBIA Ser 96A AMT
        5.90%, 7/01/24                            5,050        5,243,819
AAA     San Bernardino Cnty Solid Waste
        (Inland Empire) FSA Ser 96B AMT
        6.00%, 8/01/16                            2,500        2,627,025
NR      San Diego Comm
        Fac Dist #1
        (Miramar Ranch North) Ser 95B
        7.10%, 9/01/20                            7,000        7,505,330
AAA     San Francisco City & Cnty Int'l Arpt
        AMBAC Ser 94 II-6 AMT
        6.60%, 5/01/24                            5,000        5,490,750
AAA     San Francisco City & Cnty Int'l Arpt
        FGIC Ser 94 II-5 AMT
        6.50%, 5/01/24                           11,000       11,987,470
AAA     San Francisco City & Cnty Int'l Arpt
        FGIC Ser 96-II AMT
        6.25%, 5/01/26                            7,000        7,464,590
AAA     San Francisco City & Cnty Int'l Arpt
        MBIA Ser 10A AMT
        5.70%, 5/01/26                            9,385        9,555,432
AAA     San Francisco City & Cnty Int'l Arpt
        MBIA Ser 93 II-3 AMT
        6.10%, 5/01/13                            5,390        5,711,675
        6.20%, 5/01/20                           14,500       15,325,340
AAA     San Jose Arpt Rev
        (San Jose Arpt) FGIC Ser 93 AMT
        5.70%, 3/01/18                            8,825        8,971,936
AAA     So Calif HFA
        SFMR GNMA/FNMA Ser 91B AMT
        6.90%, 10/01/24                           1,635        1,734,277
AAA     So Calif HFA
        SFMR GNMA/FNMA Ser 92A AMT
        6.75%, 9/01/22                            1,425        1,511,697
A-      Vacaville Redev Agy
        MFHR (Vacaville Comm Hsg) Ser 94A
        7.85%, 11/01/24                           2,455        2,664,387
BBB+    Westminster Redev Agy
        MFHR (Rose Garden Apt) Ser 93A AMT
        6.75%, 8/01/24                            4,300        4,498,445
AAA     Yolo Cnty Hsg Auth
        MFHR (Waggener Ranch Apts)
        FHA Ser 91 AMT
        7.00%, 10/01/33                           9,000        9,763,560

        TOTAL LONG TERM MUNICIPAL BONDS
          (cost $634,369,283)                                692,252,838

        SHORT TERM MUNICIPAL NOTES-2.5%
A-1+    California Comm Dev Rev
        (Tri-Valley Growers Proj)
        Ser 95E AMT VRDN
        3.55%, 12/01/10 (a)                       3,200        3,200,000
A-1+    California Poll Ctl Fin Auth
        PCR (Shell Oil) Ser 94 AMT VRDN
        4.10%, 10/01/24 (a)                      15,100       15,100,000

        TOTAL SHORT TERM MUNICIPAL NOTES
          (cost $18,300,000)                                  18,300,000

        TOTAL INVESTMENTS-97.6%
          (cost $652,669,283)                                710,552,838
        Other assets less liabilities-2.4%                    17,305,524

        NET ASSETS-100%                                     $727,858,362


See footnote summary on page 21.
See Glossary of Terms on page 21.
See notes to financial statements.


19



INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        CALIFORNIA MUNICIPAL BONDS-98.8%
        LONG TERM MUNICIPAL BONDS-90.1%
AAA     Alhambra COP
        Assess Dist #91-1 (Police Fac)
        AMBAC Ser 92
        6.75%, 9/01/23                          $ 5,000      $ 5,443,600
AAA     Brea Pub Fin Auth
        Tax Alloc Redev Proj B
        MBIA Ser 91A
        7.00%, 8/01/15                            1,470        1,621,528
AAA     California HFA
        MFHR (Home Mtg Rev)
        AMBAC Ser 95A
        6.25%, 2/01/37                            5,000        5,274,050
AAA     Coronado Comm Dev Proj
        Tax Alloc FSA Ser 96
        6.00%, 9/01/26                            8,700        9,254,886
AAA     Fontana Pub Fin Auth
        Tax Alloc (No Fontana)
        MBIA Ser 93A
        5.625%, 9/01/24                           8,805        8,960,320
NR      Fontana Redev Agy BAN
        (Jurupa Hills Proj) Ser 94 ETM
        8.00%, 1/01/98                            5,000        5,012,600
AAA     Glendale Hlth Fac Rev
        (Glendale Mem Hosp)
        CONNIE LEE Ser 95A
        5.60%, 11/15/25                           2,000        2,013,680
AAA     La Mirada Redev Agy
        Tax Alloc (Commercial Redev)
        FSA Ser 95B
        5.90%, 8/15/24                            5,000        5,218,400
Aa*     Lancaster Redev Agy FHA
        MFHR (High Valley Apts) Ser 96A
        6.00%, 6/01/27                            4,170        4,317,076
AAA     Los Angeles Cnty
        Metro Trans Auth MBIA Ser 93A
        5.625%, 7/01/18                           3,000        3,066,120
AAA     Los Angeles Cnty Comm Redev
        Tax Alloc (Bunker Hill Proj)
        FSA Ser 93H
        5.60%, 12/01/28                           9,000        9,104,310
AAA     Los Angeles Cnty
        Transportation Commission
        FGIC Ser 91B
        6.50%, 7/01/15                            5,000        5,388,300
AAA     Madera Cnty
        Hosp Rev (Valley Children's Hosp)
        MBIA Ser 95
        6.125%, 3/15/23                           4,000        4,268,120
AAA     Mojave Wtr Agy
        Imp Dist M
        (Morongo Basin Pipeline)
        FGIC Ser 96
        5.80%, 9/01/22                            5,000        5,245,450
AAA     No Calif Trans Agy Elec Rev
        (Calif-Oregon Trans) MBIA Ser 93A
        6.609%, 4/29/24 (b)                       7,650        7,774,007
AAA     Orange Cnty
        (Loma Ridge Data Ctr Proj)
        AMBAC Ser 91
        6.00%, 6/01/19                            1,000        1,082,540
AAA     Orange Cnty Recovery
        MBIA Ser 96A
        6.00%, 7/01/26                            3,000        3,189,150
AAA     Palm Springs ETM COP
        Ser 91B
        Zero coupon, 4/15/21                     17,475        4,754,423
AAA     Rancho Wtr Dist Fin Auth
        AMBAC Ser 91
        8.974%, Prere: 9/11/01 (b)                3,000        3,578,760
AAA     Redding
        Elec Sys Rev MBIA Ser 92A
        8.66%, 7/01/22 (b)                        2,000        2,677,500
AAA     Sacramento Cnty Arpt Sys Rev
        MBIA Ser 96B
        5.75%, 7/01/26                            3,260        3,359,234
AAA     Sacramento Muni Util Dist
        Elec Rev MBIA Ser 93E
        5.75%, 5/15/22                            5,000        5,131,800
AAA     San Bernardino Cnty Redev
        (Ontario Proj #1) MBIA Ser 93
        5.80%, 8/01/23                           10,000       10,306,700


20



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA     San Bernardino Redev
        Agy Tax Alloc (Joint Pwr Fin)
        FSA Ser 95A
        5.75%, 10/01/25                         $ 5,000      $ 5,163,600
AAA     San Dimas Redev Agy
        (Creative Growth) FSA Ser 91A
        6.75%, 9/01/16                            1,000        1,088,720
AAA     San Francisco City & Cnty Int'l Arpt
        MBIA Ser 93 II-4
        6.00%, 5/01/14                            5,000        5,283,500
AAA     Shasta Lake COP
        Elec Sys Rev FSA Ser 96-2
        6.00%, 4/01/16                            2,895        3,060,970

        TOTAL LONG TERM MUNICIPAL BONDS
          (cost $122,553,650)                                130,639,344

        SHORT TERM MUNICIPAL NOTES-8.7%
A-1     Oakland IDR
        (Allen Temple Fam Life)
        Ser 97A VRDN
        3.55%, 8/01/27 (a)                        4,600        4,600,000
A-1+    Orange Cnty
        (Sanitation Dist No.1,2,3)
        AMBAC VRDN
        3.80%, 8/01/16 (a)                        3,100        3,100,000
A-1+    So Calif Pub Pwr Auth
        (Transmisson Proj) AMBAC VRDN
        3.40%, 7/01/19 (a)                        5,000        5,000,000

        TOTAL SHORT TERM MUNICIPAL NOTES
          (cost $12,700,000)                                  12,700,000

        TOTAL INVESTMENTS-98.8%
          (cost $135,253,650)                                143,339,344
        Other assets less liabilities-1.2%                     1,719,881

        NET ASSETS-100%                                     $145,059,225


#    Unaudited.

*    Moody's or Fitch Rating.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

(b) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See notes to financial statements.

     Glossary of Terms:
     AMBAC       American Municipal Bond Assurance Corporation
     AMT         Alternative Minimum Tax - (subject to)
     BAN         Bond Anticipation Note
     CAP MAC     Capital Markets Assurance Corporation
     CONNIE LEE  Connie Lee Insurance Company
     COP         Certificate of Participation
     ETM         Escrow to Maturity
     FGIC        Financial Guaranty Insurance Company
     FHA         Federal Housing Administration
     FNMA        Federal National Mortgage Association
     FSA         Financial Security Assurance, Inc.
     GNMA        Government National Mortgage Association
     GO          General Obligation
     HDA         Housing Development Authority
     HFA         Housing Finance Authority
     IDR         Industrial Development Revenue
     MBIA        Municipal Bond Investors Assurance
     MFHR        Multi-Family Housing Revenue
     NR          Rating not applied for
     PCR         Pollution Control Revenue
     SFMR        Single Family Mortgage Revenue


21



STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                                           INSURED                                     INSURED
                                                            NATIONAL       NATIONAL       NEW YORK     CALIFORNIA     CALIFORNIA
                                                         -------------  -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value (cost: National-
  $569,053,739; Ins. National-$221,042,091; New
  York-$295,724,351; California-$652,669,283;
  Ins. California-$135,253,650, respectively)            $595,585,147   $232,740,135   $317,524,697   $710,552,838   $143,339,344
  Cash                                                         83,990             -0-            -0-            -0-        21,935
  Receivable for investment securities sold                11,954,247        271,360        100,000      6,244,089             -0-
  Interest receivable                                       9,661,973      2,960,750      4,865,794     12,941,994      2,128,575
  Receivable for capital stock sold                         3,237,435        346,719        980,945      1,428,845        158,493
  Prepaid expenses                                             23,338         11,067             -0-            -0-            -0-
  Total assets                                            620,546,130    236,330,031    323,471,436    731,167,766    145,648,347

LIABILITIES
  Due to custodian                                                 -0-        25,813        320,292        379,091             -0-
  Payable for investment securities purchased               7,038,381             -0-     5,000,000             -0-            -0-
  Payable for capital stock redeemed                        2,090,026        454,212        606,576      1,099,802         78,241
  Dividends payable                                           899,142        331,364        478,221      1,084,337        211,003
  Distribution fee payable                                    320,443         98,168        160,575        335,904         61,355
  Advisory fee payable                                        102,993         99,010         40,192        183,997         67,551
  Unclaimed dividends                                          78,007             -0-            -0-        90,989         90,989
  Accrued expenses                                            154,773         90,474        111,018        135,284         79,983
  Total liabilities                                        10,683,765      1,099,041      6,716,874      3,309,404        589,122

NET ASSETS                                               $609,862,365   $235,230,990   $316,754,562   $727,858,362   $145,059,225

COMPOSITION OF NET ASSETS
  Capital stock, at par                                  $     55,771   $     22,415   $     31,352   $     65,916   $     10,446
  Additional paid-in capital                              587,507,625    219,401,181    298,914,571    682,656,328    137,180,364
  Undistributed net investment income (loss)                 (496,611)      (331,364)      (419,120)      (152,219)       116,368
  Accumulated net realized gain (loss) on
  investment transactions                                  (3,735,828)     4,440,714     (3,572,587)   (12,595,218)      (333,647)
  Net unrealized appreciation of investments               26,531,408     11,698,044     21,800,346     57,883,555      8,085,694
                                                         $609,862,365   $235,230,990   $316,754,562   $727,858,362   $145,059,225

  CLASS A SHARES
  Net assets                                             $329,540,284   $170,631,382   $181,745,387   $470,444,202   $103,647,106
  Shares of capital stock outstanding                      30,135,988     16,259,299     17,988,797     42,604,280      7,464,162

  CLASS B SHARES
  Net assets                                             $190,530,450   $ 45,542,415   $ 96,118,711   $166,672,223   $ 27,976,270
  Shares of capital stock outstanding                      17,423,816      4,339,709      9,513,629     15,094,150      2,014,717

  CLASS C SHARES
  Net assets                                             $ 89,791,631   $ 19,057,193   $ 38,890,464   $ 90,741,937   $ 13,435,849
  Shares of capital stock outstanding                       8,211,346      1,815,949      3,849,294      8,217,767        967,585

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share               $10.94         $10.49         $10.10         $11.04         $13.89
  Sales charge--4.25% of public offering price                    .49            .47            .45            .49            .62
  Maximum offering price                                       $11.43         $10.96         $10.55         $11.53         $14.51

CLASS B SHARES
  Net asset value and offering price per share                 $10.94         $10.49         $10.10         $11.04         $13.89

CLASS C SHARES
  Net asset value and offering price per share                 $10.94         $10.49         $10.10         $11.04         $13.89


See notes to financial statements.


22



STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                      ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                                   INSURED                                      INSURED
                                                    NATIONAL       NATIONAL       NEW YORK      CALIFORNIA     CALIFORNIA
                                                 -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Interest                                        $37,294,957    $13,763,261    $18,916,699    $43,981,173    $ 8,775,760

EXPENSES
  Advisory fee                                      3,829,514      1,466,189      1,937,934      4,430,718        777,943
  Distribution fee - Class A                          969,311        498,660        534,527      1,368,415        305,769
  Distribution fee - Class B                        1,995,677        482,383        946,504      1,625,675        265,870
  Distribution fee - Class C                          900,510        201,322        372,434        902,092        129,342
  Transfer agency                                     537,778        154,576        276,264        441,391         78,864
  Custodian                                           153,743        100,726         89,814        157,041         93,808
  Administrative                                       99,000         99,000         99,000         99,000         99,000
  Registration                                         78,202         62,020          6,384          5,299          3,649
  Audit and legal                                      76,306         54,705         71,608         60,851         52,868
  Taxes                                                47,835         18,642         24,225         55,635         13,641
  Printing                                             46,315         20,537         36,533         72,460         12,755
  Directors' fees                                       3,988          3,988          3,988          3,988          3,988
  Miscellaneous                                        33,394         13,080         12,479          9,430          9,371
  Total expenses                                    8,771,573      3,175,828      4,411,694      9,231,995      1,846,868
  Less advisory fee waived (see note B)            (2,507,326)      (293,238)    (1,472,830)    (1,953,318)            -0-
  Net expenses                                      6,264,247      2,882,590      2,938,864      7,278,677      1,846,868
  Net investment income                            31,030,710     10,880,671     15,977,835     36,702,496      6,928,892

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions     14,826,601      4,944,358      4,174,320      5,003,142      1,740,386
  Net change in unrealized appreciation of
    investments                                     9,340,351      3,352,744      9,967,051     24,720,704      3,440,458
  Net gain on investments                          24,166,952      8,297,102     14,141,371     29,723,846      5,180,844

NET INCREASE IN NET ASSETS FROM OPERATIONS        $55,197,662    $19,177,773    $30,119,206    $66,426,342    $12,109,736


See notes to financial statements.


23



STATEMENTS OF CHANGES IN NET ASSETS              ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                                 NATIONAL                INSURED NATIONAL
                                                     ----------------------------  ----------------------------
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                          1997           1996           1997           1996
                                                     -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                              $ 31,030,710   $ 34,751,054   $ 10,880,671   $ 11,513,311
  Net realized gain on investment transactions         14,826,601     16,964,535      4,944,358      8,542,348
  Net change in unrealized appreciation
    of investments                                      9,340,351    (13,559,055)     3,352,744     (3,328,071)
  Net increase in net assets from operations           55,197,662     38,156,534     19,177,773     16,727,588

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (17,434,356)   (18,357,293)    (8,055,946)    (8,246,992)
    Class B                                            (9,363,672)   (11,489,379)    (1,989,680)    (2,490,145)
    Class C                                            (4,232,682)    (5,041,417)      (835,045)      (998,865)
  Distributions in excess of net investment income
    Class A                                              (108,116)            --       (357,318)            --
    Class B                                              (167,843)            --       (141,497)            --
    Class C                                               (83,616)            --        (54,455)            --
  Net realized gain on investments
    Class A                                                    -0-            -0-    (2,137,301)            -0-
    Class B                                                    -0-            -0-      (675,181)            -0-
    Class C                                                    -0-            -0-      (283,681)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                        (50,361,494)   (65,588,040)    (4,760,384)   (16,451,516)
  Total decrease                                      (26,554,117)   (62,319,595)      (112,715)   (11,459,930)

NET ASSETS
  Beginning of year                                   636,416,482    698,736,077    235,343,705    246,803,635
  End of year                                        $609,862,365   $636,416,482   $235,230,990   $235,343,705


See notes to financial statements.


24



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                              NEW YORK
                                                   ----------------------------
                                                     YEAR ENDED     YEAR ENDED
                                                   OCT. 31, 1997  OCT. 31, 1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $15,977,835    $16,689,380
  Net realized gain on investment transactions        4,174,320      4,364,814
  Net change in unrealized appreciation
    of investments                                    9,967,051     (3,048,492)
  Net increase in net assets from operations         30,119,206     18,005,702

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (9,716,748)   (10,253,521)
    Class B                                          (4,491,417)    (4,792,337)
    Class C                                          (1,769,670)    (1,717,798)
  Distribution in excess of net
    investment income
    Class A                                            (212,191)            --
    Class B                                             (93,630)            --
    Class C                                             (39,023)            --

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (8,015,166)      (914,884)
  Total increase                                      5,781,361        327,162

NET ASSETS
  Beginning of year                                 310,973,201    310,646,039
  End of year                                      $316,754,562   $310,973,201


See notes to financial statements.


25



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)      ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                              CALIFORNIA                INSURED CALIFORNIA
                                                     ----------------------------  ----------------------------
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     OCT. 31, 1997  OCT. 31, 1996  OCT. 31, 1997  OCT. 31, 1996
                                                     -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 36,702,496   $ 38,549,087   $  6,928,892   $  7,251,129
  Net realized gain (loss) on investment                5,003,142     (2,028,050)     1,740,386      1,834,892
  Net change in unrealized appreciation
    transations of investments                         24,720,704     11,344,019      3,440,458     (1,363,432)
  Net increase in net assets from operations           66,426,342     47,865,056     12,109,736      7,722,589

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (24,763,762)   (26,160,727)    (5,193,881)    (5,222,731)
    Class B                                            (7,675,192)    (8,034,602)    (1,166,553)    (1,268,940)
    Class C                                            (4,263,542)    (4,353,711)      (567,563)      (605,238)
  Distribution in excess of net investment income
    Class A                                              (117,642)            --        (38,493)            --
    Class B                                               (23,966)            --           (254)            --
    Class C                                               (10,658)            --             --             --

CAPITAL STOCK TRANSACTIONS
  Net decrease                                        (17,969,648)   (26,146,521)    (1,148,149)    (5,640,530)
  Total increase (decrease)                            11,601,932    (16,830,505)     3,994,843     (5,014,850)

NET ASSETS
  Beginning of year                                   716,256,430    733,086,935    141,064,382    146,079,232
  End of year (including undistributed
    net investment income of $116,368 for
    the Insured California Portfolio)                $727,858,362   $716,256,430   $145,059,225   $141,064,382


See notes to financial statements.


26



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

If market quotations are not readily available from such pricing service, a municipal security is valued at its fair value as determined in good faith by the Fund's Adviser, Alliance Capital Management, L.P. under procedures established by the Fund's Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost which approximate market value, unless this method does not represent fair value.

2. TAXES
It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, certain portfolios had permanent differences, primarily due to distributions in excess of net tax-exempt investment income which resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital for those portfolios. These reclassifications had no affect on net assets.


27



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the National, New York and California Portfolios pay Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provides for a fee at an annual rate of up to .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of the Portfolio's average daily net assets. For the Insured California Portfolio, the Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of the Portfolio's average daily net assets. Such fees are accrued daily and paid monthly.

For the year ended October 31, 1997 the Adviser voluntarily agreed to waive part of its advisory fee for the National, Insured National, New York and California Portfolios. The aggregate amounts of such fee waivers were: National Portfolio, $2,507,326; Insured National Portfolio, $293,238; New York Portfolio, $1,472,830 and California Portfolio, $1,953,318. Pursuant to the Advisory Agreement, the Fund paid $495,000 to the Adviser representing the cost of certain legal and accounting services provided to each Portfolio by the Adviser.

Each Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Services Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to: National Portfolio, $392,417; Insured National Portfolio, $106,538; the New York Portfolio, $194,749; California Portfolio, $291,440 and Insured California Portfolio, $46,156.

Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's capital stock. The amount of front-end sales charges received by the Distributor from sales of the respective Portfolio's Class A shares for the year ended October 31, 1997 were: National Portfolio, $12,822; Insured National Portfolio, $19,944; New York Portfolio, $29,137; California Portfolio, $73,095. The amount of contingent deferred sales charge imposed upon redemptions by shareholders of Class A shares were New York $1,562; and California $4,926. National, Insured National and Insured California had no contingent deferred sales charges. The amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares were: National Portfolio, $109,119; Insured National Portfolio, $29,576; New York Portfolio, $78,379; California Portfolio, $113,659; and Insured California Portfolio, $29,098. The amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares were:National Portfolio, $19,971; Insured National Portfolio, $9,128; New York Portfolio, $15,274; California Portfolio, $25,188; and Insured California, $964.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, each Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to the Class B and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

PORTFOLIO                  CLASS B        CLASS C
---------                ----------     ----------
National                 $3,269,945     $2,600,719
Insured National          1,723,132        882,396
New York                  2,984,535      1,203,405
California                4,398,447      2,267,530
Insured California        1,488,429        577,218


28



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term securities and U.S. government securities) for the year ended October 31, 1997 were as follows:

PORTFOLIO                PURCHASES        SALES
---------              ------------   ------------
National               $431,813,674   $544,581,413
Insured National        214,156,738    253,019,567
New York                102,008,189    121,598,903
California              135,249,196    182,068,254
Insured California       45,634,615     56,619,250


There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows:

                                          GROSS UNREALIZED            NET
                                   ----------------------------   UNREALIZED
                        TAX COST   APPRECIATION  (DEPRECIATION)  APPRECIATION
                     ------------  ------------  --------------  ------------
National             $569,086,430   $27,824,085   $(1,325,368)    $26,498,717
Insured National      221,043,160    11,698,258        (1,283)     11,696,975
New York              295,745,246    21,779,451            -0-     21,779,451
California            652,669,283    57,883,555            -0-     57,883,555
Insured California    135,253,650     8,085,694            -0-      8,085,694


NOTE E: TAXES
For Federal income tax purposes at October 31, 1997, the Fund had capital loss carryforwards for the following Portfolios: $3,702,936 expiring in 2003 for the National Portfolio; $3,551,488 expiring in 2003 for the New York Portfolio; $10,543,156 expiring in 2003 and $2,052,062 expiring in 2004 for the California Portfolio; and $333,647 expiring in 2002 for the Insured California Portfolio.


29



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 3,000,000,000 shares of $.001 par value capital stock authorized, designated Class A, Class B and Class C shares. There are 200,000,000 authorized shares for each Class.

NATIONAL PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            3,200,221     5,575,925    $ 34,152,888    $ 58,487,725
Shares issued in
  reinvestment of
  dividends              965,819     1,019,710      10,298,158      10,606,458
Shares converted
  from Class B           966,203     1,147,625      10,317,831      11,942,215
Shares redeemed       (5,936,090)   (9,175,311)    (63,228,325)    (95,864,424)
Net decrease            (803,847)   (1,432,051)   $ (8,459,448)   $(14,828,026)

CLASS B
Shares sold            2,028,317     2,083,622    $ 21,665,451    $ 21,678,779
Shares issued in
  reinvestment of
  dividends              595,412       691,706       6,345,911       7,193,169
Shares converted
  to Class A            (966,312)   (1,147,625)    (10,317,831)    (11,942,215)
Shares redeemed       (4,683,031)   (5,326,953)    (49,816,107)    (55,286,254)
Net decrease          (3,025,614)   (3,699,250)   $(32,122,576)   $(38,356,521)

CLASS C
Shares sold            1,388,588     2,326,094    $ 14,824,288    $ 24,279,598
Shares issued in
  reinvestment of
  dividends              388,719       335,126       4,147,274       3,484,071
Shares redeemed       (2,709,926)   (3,859,000)    (28,751,032)    (40,167,162)
Net decrease            (932,619)   (1,197,780)   $ (9,779,470)   $(12,403,493)


INSURED NATIONAL PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,963,755     1,382,575    $ 20,121,552    $ 13,902,664
Shares issued in
  reinvestment of
  dividends and
  distributions          606,956       414,861       6,193,387       4,198,610
Shares converted
  from Class B            72,137        24,166         741,691         243,256
Shares redeemed       (1,983,414)   (2,661,772)    (20,244,010)    (26,886,521)
Net increase(decrease)   659,434      (840,170)   $  6,812,620    $ (8,541,991)


30



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

INSURED NATIONAL PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996            1997           1996
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              445,318       725,416    $  4,550,886    $  7,364,166
Shares issued in
  reinvestment of
  dividends and
  distributions          189,204       149,506       1,928,668       1,512,818
Shares converted
  to Class A             (72,158)      (24,166)       (741,691)       (243,256)
Shares redeemed       (1,295,176)   (1,637,886)    (13,217,186)    (16,598,949)
Net decrease            (732,812)     (787,130)   $ (7,479,323)   $ (7,965,221)

CLASS C
Shares sold              607,973       713,617    $  6,236,279    $  7,183,108
Shares issued in
  reinvestment of
  dividends and
  distributions          100,042        66,139       1,023,363         669,187
Shares redeemed       (1,106,023)     (777,517)    (11,353,323)     (7,796,599)
Net increase
  (decrease)            (398,008)        2,239    $ (4,093,681)   $     55,696


NEW YORK PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,656,405     1,703,514    $ 16,287,832    $ 16,329,024
Shares issued in
  reinvestment of
  dividends              622,430       661,612       6,108,602       6,340,256
Shares converted
  from Class B            68,401        25,442         672,992         280,942
Shares redeemed       (2,933,918)   (2,945,222)    (28,752,201)    (28,238,945)
Net decrease            (586,682)     (554,654)   $ (5,682,775)   $ (5,288,723)

CLASS B
Shares sold            1,571,739     1,812,208    $ 15,455,527    $ 17,384,846
Shares issued in
  reinvestment of
  dividends              335,027       323,928       3,289,276       3,102,964
Shares converted
  to Class A             (68,401)      (25,442)       (672,992)       (280,942)
Shares redeemed       (2,361,128)   (1,885,403)    (23,120,896)    (18,010,268)
Net increase
  (decrease)            (522,763)      225,291    $ (5,049,085)   $  2,196,600


31



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NEW YORK PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold            1,428,234     1,388,105    $ 14,035,181    $ 13,398,638
Shares issued in
  reinvestment of
  dividends              199,225       132,115       1,958,524       1,265,387
Shares redeemed       (1,355,750)   (1,295,305)    (13,277,011)    (12,486,786)
Net increase             271,709       224,915    $  2,716,694    $  2,177,239


CALIFORNIA PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            3,738,289     4,406,385    $ 40,219,966    $ 46,067,687
Shares issued in
  reinvestment of
  dividends            1,166,476     1,158,430      12,506,829      12,118,531
Shares converted
  from Class B           142,469       108,411       1,524,654       1,125,538
Shares redeemed       (5,919,965)   (8,003,914)    (63,313,282)    (83,570,318)
Net decrease            (872,731)   (2,330,688)    $(9,061,833)   $(24,258,562)

CLASS B
Shares sold            2,222,122     2,529,481    $ 23,864,126    $ 26,499,615
Shares issued in
  reinvestment of
  dividends              443,701       404,752       4,759,751       4,234,295
Shares converted
  to Class A            (142,456)     (108,411)     (1,524,654)     (1,125,538)
Shares redeemed       (2,999,262)   (3,207,605)    (32,131,158)    (33,548,529)
Net decrease            (475,895)     (381,783)   $ (5,031,935)   $ (3,940,157)

CLASS C
Shares sold            1,575,361     2,465,162    $ 16,866,778    $ 25,830,785
Shares issued in
  reinvestment of
  dividends              377,469       250,607       4,052,166       2,619,923
Shares redeemed       (2,319,763)   (2,530,143)    (24,794,824)    (26,398,510)
Net increase
  (decrease)            (366,933)      185,626    $ (3,875,880)   $  2,052,198


32



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

INSURED CALIFORNIA PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              579,093       827,900    $  7,766,679    $ 10,898,263
Shares issued in
  reinvestment of
  dividends              194,618       189,983       2,638,958       2,517,761
Shares converted
  from Class B            12,441         1,804         170,252          23,470
Shares redeemed         (903,548)   (1,244,117)    (12,186,021)    (16,388,925)
Net decrease            (117,396)     (224,430)   $ (1,610,132)   $ (2,949,431)

CLASS B
Shares sold              362,181       558,000    $  4,900,540    $  7,459,223
Shares issued in
  reinvestment of
  dividends               62,833        51,658         852,376         684,457
Shares converted
  to Class A             (12,440)       (1,804)       (170,252)        (23,470)
Shares redeemed         (391,053)     (703,582)     (5,261,290)     (9,300,020)
Net increase (decrease)   21,521       (95,728)   $    321,374    $ (1,179,810)

CLASS C
Shares sold              145,518       198,597    $  1,971,410    $  2,664,787
Shares issued in
  reinvestment of
  dividends               35,557        32,458         482,604         429,912
Shares redeemed         (171,093)     (349,078)     (2,313,405)     (4,605,988)
Net increase
  (decrease)               9,982      (118,023)   $    140,609    $ (1,511,289)


33



FINANCIAL HIGHLIGHTS                             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

NATIONAL PORTFOLIO

                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.51       $10.45       $ 9.41       $11.05       $10.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .57(b)       .58          .58          .57          .61
Net realized and unrealized gain (loss)
  on investment transactions                     .44          .06         1.04        (1.37)         .88
Net increase (decrease) in net asset
  value from operations                         1.01          .64         1.62         (.80)        1.49

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)        (.58)        (.58)        (.57)        (.62)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.03)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.24)        (.01)
Total dividends and distributions               (.58)        (.58)        (.58)        (.84)        (.63)
Net asset value, end of year                  $10.94       $10.51       $10.45       $ 9.41       $11.05

TOTAL RETURN
Total investment return based on
  net asset value (c)                           9.88%        6.32%       17.73%       (7.65)%      14.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $329,540     $325,288     $338,311     $338,814     $386,484
Ratio to average net assets of:
  Expenses, net of fee waivers                   .69%         .69%         .71%         .62%         .65%
  Expenses, before fee waivers                  1.11%        1.10%        1.09%        1.09%        1.08%
  Net investment income, net of
    fee waivers                                 5.40%        5.55%        5.84%        5.61%        5.69%
Portfolio turnover rate                           72%         137%         118%         110%         233%


See footnote summary on page 48.


34



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NATIONAL PORTFOLIO

                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                                                 JANUARY 4,
                                                                                                  1993(D)
                                                          YEAR ENDED OCTOBER 31,                     TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.51       $10.45       $ 9.41       $11.05       $10.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .50(b)       .51          .51          .50          .44
Net realized and unrealized gain (loss)
  on investment transactions                     .44          .06         1.04        (1.38)         .63
Net increase (decrease) in net asset
  value from operations                          .94          .57         1.55         (.88)        1.07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.50)        (.51)        (.51)        (.50)        (.45)
Distributions in excess of net
  investment income                             (.01)          -0-          -0-        (.02)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.24)          -0-
Total dividends and distributions               (.51)        (.51)        (.51)        (.76)        (.45)
Net asset value, end of period                $10.94       $10.51       $10.45       $ 9.41       $11.05

TOTAL RETURN
Total investment return based on
  net asset value (c)                           9.16%        5.61%       16.91%       (8.34)%      10.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $190,530     $214,994     $252,357     $250,391     $216,489
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.40%        1.40%        1.42%        1.32%        1.36%(e)
  Expenses, before fee waivers                  1.79%        1.81%        1.80%        1.80%        1.78%(e)
  Net investment income, net of
    fee waivers                                 4.69%        4.85%        5.13%        4.91%        4.59%(e)
Portfolio turnover rate                           72%         137%         118%         110%         233%


See footnote summary on page 48.


35



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NATIONAL PORTFOLIO

                                                                       CLASS C
                                            ----------------------------------------------------------------
                                                                                                    MAY 3,
                                                                                                   1993(D)
                                                          YEAR ENDED OCTOBER 31,                     TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.51       $10.45       $ 9.41       $11.05       $10.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .50(b)       .51          .51          .50          .26
Net realized and unrealized gain (loss)
  on investment transactions                     .44          .06         1.04        (1.38)         .36
Net increase (decrease) in net asset
  value from operations                          .94          .57         1.55         (.88)         .62

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.50)        (.51)        (.51)        (.50)        (.27)
Distributions in excess of net
  investment income                             (.01)          -0-          -0-        (.02)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.24)          -0-
Total dividends and distributions               (.51)        (.51)        (.51)        (.76)        (.27)
Net asset value, end of period                $10.94       $10.51       $10.45       $ 9.41       $11.05

TOTAL RETURN
Total investment return based on
  net asset value (c)                           9.18%        5.62%       16.93%       (8.33)%       5.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $89,792      $96,134     $108,068     $133,249     $150,953
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.39%        1.39%        1.41%        1.31%        1.36%(e)
  Expenses, before fee waivers                  1.81%        1.80%        1.78%        1.79%        1.78%(e)
  Net investment income, net of
    fee waivers                                 4.70%        4.85%        5.16%        4.89%        4.17%(e)
Portfolio turnover rate                           72%         137%         118%         110%         233%


See footnote summary on page 48.


36



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

INSURED NATIONAL PORTFOLIO

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.28       $10.07       $ 8.96       $10.76       $ 9.87

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .50(b)       .51          .51          .53          .56
Net realized and unrealized gain (loss)
  on investment transactions                     .37          .22         1.13        (1.40)         .96
Net increase (decrease) in net asset
  value from operations                          .87          .73         1.64         (.87)        1.52

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.50)        (.52)        (.51)        (.53)        (.57)
Distributions in excess of net
  investment income                             (.02)          -0-        (.02)        (.01)          -0-
Distributions from net realized gains           (.14)          -0-          -0-        (.39)        (.06)
Total dividends and distributions               (.66)        (.52)        (.53)        (.93)        (.63)
Net asset value, end of year                  $10.49       $10.28       $10.07       $ 8.96       $10.76

TOTAL RETURN
Total investment return based on
  net asset value (c)                           8.77%        7.43%       18.72%       (8.69)%      15.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $170,631     $160,425     $165,548     $153,656     $185,876
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.02%        1.02%        1.01%         .66%         .73%
  Expenses, before fee waivers                  1.15%        1.12%        1.12%        1.11%        1.11%
  Net investment income, net of
    fee waivers                                 4.85%        5.04%        5.37%        5.40%        5.40%
Portfolio turnover rate                           98%         157%         171%         149%         165%


See footnote summary on page 48.


37



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INSURED NATIONAL PORTFOLIO

                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                                                 JANUARY 4,
                                                                                                   1993(D)
                                                          YEAR ENDED OCTOBER 31,                     TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.28       $10.07       $ 8.96       $10.76       $10.10

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42(b)       .44          .45          .46          .40
Net realized and unrealized gain (loss)
  on investment transactions                     .38          .22         1.12        (1.40)         .66
Net increase (decrease) in net asset
  value from operations                          .80          .66         1.57         (.94)        1.06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.45)        (.45)        (.46)        (.40)
Distributions in excess of net
  investment income                             (.03)          -0-        (.01)        (.01)          -0-
Distributions from net realized gains           (.14)          -0-          -0-        (.39)          -0-
Total dividends and distributions               (.59)        (.45)        (.46)        (.86)        (.40)
Net asset value, end of period                $10.49       $10.28       $10.07       $ 8.96       $10.76

TOTAL RETURN
Total invesment return based on
  net asset value (c)                           8.07%        6.74%       17.91%       (9.38)%      10.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $45,542      $52,156      $58,990      $51,439      $42,954
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.75%        1.73%        1.72%        1.37%        1.45%(e)
  Expenses, before fee waivers                  1.86%        1.83%        1.83%        1.82%        1.83%(e)
  Net investment income, net of
    fee waivers                                 4.12%        4.32%        4.65%        4.71%        4.31%(e)
Portfolio turnover rate                           98%         157%         171%         149%         165%


See footnote summary on page 48.


38



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INSURED NATIONAL PORTFOLIO

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                                                    MAY 3,
                                                                                                   1993(D)
                                                           YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.28       $10.07       $ 8.96       $10.76       $10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42(b)       .44          .45          .46          .24
Net realized and unrealized gain (loss)
  on investment transactions                     .38          .22         1.12        (1.40)         .35
Net increase (decrease) in net asset
  value from operations                          .80          .66         1.57         (.94)         .59

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.45)        (.45)        (.46)        (.24)
Distributions in excess of net
  investment income                             (.03)          -0-        (.01)        (.01)          -0-
Distributions from net realized gains           (.14)          -0-          -0-        (.39)          -0-
Total dividends and distributions               (.59)        (.45)        (.46)        (.86)        (.24)
Net asset value, end of period                $10.49       $10.28       $10.07       $ 8.96       $10.76

TOTAL RETURN
Total invesment return based on
  net asset value (c)                           8.07%        6.74%       17.91%       (9.38)%       5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $19,057      $22,763      $22,265      $24,112      $28,862
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.72%        1.72%        1.71%        1.36%        1.45%(e)
  Expenses, before fee waivers                  1.84%        1.82%        1.82%        1.81%        1.83%(e)
  Net investment income, net of fee waivers     4.15%        4.34%        4.69%        4.68%        3.98%(e)
Portfolio turnover rate                           98%         157%         171%         149%         165%


See footnote summary on page 48.


39



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

NEW YORK PORTFOLIO

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 9.66       $ 9.62       $ 8.72       $10.17       $ 9.53

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .53(b)       .55          .55          .55          .57
Net realized and unrealized gain (loss)
  on investment transactions                     .46          .04          .90        (1.40)         .79
Net increase (decrease) in net asset
  value from operations                          .99          .59         1.45         (.85)        1.36

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)        (.55)        (.55)        (.55)        (.58)
Distributions in excess of net
  investment income                             (.01)          -0-          -0-        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.04)        (.14)
Total dividends and distributions               (.55)        (.55)        (.55)        (.60)        (.72)
Net asset value, end of year                  $10.10       $ 9.66       $ 9.62       $ 8.72       $10.17


TOTAL RETURN
Total investment return based on net
  asset value (c)                              10.52%        6.30%       17.10%       (8.76)%      14.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $181,745     $179,452     $183,987     $182,170     $214,259
Ratio to average net assets of:
  Expenses, net of fee waivers                   .65%         .64%         .75%         .66%         .68%
  Expenses, before fee waivers                  1.12%        1.11%        1.12%        1.11%        1.13%
  Net investment income, net of
    fee waivers                                 5.45%        5.66%        5.93%        5.75%        5.76%
Portfolio turnover rate                           34%          64%          69%          69%          63%


See footnote summary on page 48.


40


                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NEW YORK PORTFOLIO

                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                                                  JANUARY 4,
                                                                                                   1993(D)
                                                           YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $ 9.66       $ 9.62       $ 8.72       $10.17       $ 9.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)       .48          .48          .48          .41
Net realized and unrealized gain (loss)
  on investment transactions                     .46          .04          .90        (1.41)         .56
Net increase (decrease) in net asset
  value from operations                          .92          .52         1.38         (.93)         .97

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)        (.48)        (.48)        (.47)        (.41)
Distributions in excess of net
  investment income                             (.01)          -0-          -0-        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.04)          -0-
Total dividends and distributions               (.48)        (.48)        (.48)        (.52)        (.41)
Net asset value, end of period                $10.10       $ 9.66       $ 9.62       $ 8.72       $10.17

TOTAL RETURN
Total investment return based on net
  asset value (c)                               9.72%        5.52%       16.19%       (9.44)%      10.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $96,119      $96,959      $94,400      $81,941      $58,504
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.35%        1.35%        1.45%        1.36%        1.39%(e)
  Expenses, before fee waivers                  1.84%        1.82%        1.83%        1.82%        1.84%(e)
  Net investment income, net of fee waivers     4.75%        4.95%        5.21%        5.05%        4.70%(e)
Portfolio turnover rate                           34%          64%          69%          69%          63%


See footnote summary on page 48.


41



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NEW YORK PORTFOLIO

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                                                   MAY 3,
                                                                                                   1993(D)
                                                          YEAR ENDED OCTOBER 31,                     TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $ 9.66       $ 9.62       $ 8.72       $10.17       $ 9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)       .48          .48          .48          .24
Net realized and unrealized gain (loss)
  on investment transactions                     .46          .04          .90        (1.41)         .29
Net increase (decrease) in net asset
  value from operations                          .92          .52         1.38         (.93)         .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)        (.48)        (.48)        (.47)        (.25)
Distributions in excess of net
  investment income                             (.01)          -0-          -0-        (.01)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.04)          -0-
Total dividends and distributions               (.48)        (.48)        (.48)        (.52)        (.25)
Net asset value, end of period                $10.10       $ 9.66       $ 9.62       $ 8.72       $10.17

TOTAL RETURN
Total investment return based on net
  asset value (c)                               9.72%        5.52%       16.19%       (9.44)%       5.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $38,890      $34,562      $32,259      $34,646      $38,245
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.35%        1.34%        1.44%        1.36%        1.38%(e)
  Expenses, before fee waivers                  1.82%        1.81%        1.82%        1.81%        1.84%(e)
  Net investment income, net of fee waivers     4.75%        4.95%        5.24%        5.03%        4.42%(e)
Portfolio turnover rate                           34%          64%          69%          69%          63%


See footnote summary on page 48.


42



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

CALIFORNIA PORTFOLIO

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.59       $10.45       $ 9.43       $10.90       $10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .58(b)       .58          .59          .59          .61
Net realized and unrealized gain (loss)
  on investment transactions                     .45          .14         1.02        (1.41)         .85
Net increase (decrease) in net asset
  value from operations                         1.03          .72         1.61         (.82)        1.46

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)        (.58)        (.59)        (.59)        (.61)
Distributions from net realized gains             -0-          -0-          -0-        (.06)        (.01)
Total dividends and distributions               (.58)        (.58)        (.59)        (.65)        (.62)
Net asset value, end of year                  $11.04       $10.59       $10.45       $ 9.43       $10.90

TOTAL RETURN
Total investment return based on net
  asset value (c)                              10.07%        7.15%       17.55%       (7.73)%      14.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $470,444     $460,444     $478,535     $470,308     $531,293
Ratio to average net assets of:
  Expenses, net of fee waivers                   .78%         .77%         .74%         .64%         .74%
  Expenses, before fee waivers                  1.05%        1.05%        1.04%        1.05%        1.06%
  Net investment income, net of
    fee waivers                                 5.43%        5.57%        5.90%        5.78%        5.74%
Portfolio turnover rate                           20%          49%          39%          45%          83%


See footnote summary on page 48.


43



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CALIFORNIA PORTFOLIO

                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                                                  JANUARY 4,
                                                                                                   1993(D)
                                                           YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.59       $10.45       $ 9.43       $10.90       $10.27

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .51(b)       .51          .51          .52          .44
Net realized and unrealized gain (loss)
  on investment transactions                     .45          .14         1.02        (1.41)         .63
Net increase (decrease) in net asset
  value from operations                          .96          .65         1.53         (.89)        1.07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.51)        (.51)        (.52)        (.44)
Distributions from net realized gains             -0-          -0-          -0-        (.06)          -0-
Total dividends and distributions               (.51)        (.51)        (.51)        (.58)        (.44)
Net asset value, end of period                $11.04       $10.59       $10.45       $ 9.43       $10.90

TOTAL RETURN
Total investment return based on net
  asset value (c)                               9.29%        6.37%       16.64%       (8.43)%      10.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $166,672     $164,895     $166,759     $160,879     $126,688
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.48%        1.47%        1.45%        1.35%        1.44%(e)
  Expenses, before fee waivers                  1.76%        1.75%        1.75%        1.75%        1.78%(e)
  Net investment income, net of
    fee waivers                                 4.72%        4.87%        5.19%        5.07%        4.66%(e)
Portfolio turnover rate                           20%          49%          39%          45%          83%


See footnote summary on page 48.


44



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CALIFORNIA PORTFOLIO

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                                                   MAY 3,
                                                                                                   1993(D)
                                                           YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.59       $10.45       $ 9.43       $10.90       $10.54

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .51(b)       .51          .51          .52          .26
Net realized and unrealized gain (loss)
  on investment transactions                     .45          .14         1.02        (1.41)         .36
Net increase (decrease) in net asset
  value from operations                          .96          .65         1.53         (.89)         .62

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.51)        (.51)        (.52)        (.26)
Distributions from net realized gains             -0-          -0-          -0-        (.06)          -0-
Total dividends and distributions               (.51)        (.51)        (.51)        (.58)        (.26)
Net asset value, end of period                $11.04       $10.59       $10.45       $ 9.43       $10.90

TOTAL RETURN
Total investment return based on net
  asset value (c)                               9.29%        6.38%       16.64%       (8.43)%       5.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $90,742      $90,917      $87,793     $103,622     $117,379
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.48%        1.47%        1.44%        1.34%        1.44%(e)
  Expenses, before fee waivers                  1.74%        1.75%        1.74%        1.75%        1.78%(e)
  Net investment income, net of
    fee waivers                                 4.73%        4.87%        5.22%        5.06%        4.42%(e)
Portfolio turnover rate                           20%          49%          39%          45%          83%


See footnote summary on page 48.


45



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

INSURED CALIFORNIA PORTFOLIO

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $13.39       $13.32       $11.79       $14.25       $12.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .69(b)       .69          .68(a)       .69(a)       .70(a)
Net realized and unrealized gain (loss)
  on investment transactions                     .50          .06         1.54        (1.99)        1.30
Net increase (decrease) in net asset
  value from operations                         1.19          .75         2.22        (1.30)        2.00

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.68)        (.68)        (.68)        (.69)        (.71)
Dividends in excess of net
  investment income                             (.01)          -0-        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.47)        (.03)
Total dividends and distributions               (.69)        (.68)        (.69)       (1.16)        (.74)
Net asset value, end of year                  $13.89       $13.39       $13.32       $11.79       $14.25

TOTAL RETURN
Total investment return based on net
  asset value (c)                               9.18%        5.79%       19.29%       (9.73)%      15.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $103,647     $101,542     $103,940      $94,857     $120,734
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.11%        1.08%        1.04%         .82%         .94%
  Expenses, before fee waivers                  1.11%        1.08%        1.09%        1.08%        1.08%
  Net investment income, net of
    fee waivers                                 5.09%        5.19%        5.34%        5.29%        5.06%
Portfolio turnover rate                           35%         118%         103%         100%         186%


See footnote summary on page 48.


46



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INSURED CALIFORNIA PORTFOLIO

                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                                                  JANUARY 4,
                                                                                                   1993(D)
                                                           YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.39       $13.32       $11.79       $14.25       $13.37

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .59(b)       .60          .58(a)       .60(a)       .49(a)
Net realized and unrealized gain (loss)
  on investment transactions                     .50          .05         1.54        (2.00)         .89
Net increase (decrease) in net asset
  value from operations                         1.09          .65         2.12        (1.40)        1.38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.59)        (.58)        (.58)        (.59)        (.50)
Distributions in excess of net
  investment income                               -0-          -0-        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.47)          -0-
Total dividends and distributions               (.59)        (.58)        (.59)       (1.06)        (.50)
Net asset value, end of period                $13.89       $13.39       $13.32       $11.79       $14.25

TOTAL RETURN
Total investment return based on net
  asset value (c)                               8.37%        4.99%       18.35%      (10.43)%      10.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $27,976      $26,696      $27,816      $24,591      $21,234
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.81%        1.79%        1.74%        1.53%        1.65%(e)
  Expenses, before fee waivers                  1.81%        1.79%        1.80%        1.78%        1.79%(e)
  Net investment income, net of
    fee waivers                                 4.39%        4.49%        4.61%        4.60%        3.85%(e)
Portfolio turnover rate                           35%         118%         103%         100%         186%


See footnote summary on page 48.


47



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INSURED CALIFORNIA PORTFOLIO

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                                                    MAY 3,
                                                                                                   1993(D)
                                                           YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------   OCTOBER 31,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.39       $13.32       $11.79       $14.25       $13.78

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .59(b)       .60          .58(a)       .60(a)       .29(a)
Net realized and unrealized gain (loss)
  on investment transactions                     .50          .05         1.54        (2.00)         .48
Net increase (decrease) in net asset
  value from operations                         1.09          .65         2.12        (1.40)         .77

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.59)        (.58)        (.58)        (.59)        (.30)
Distributions in excess of net
  investment income                               -0-          -0-        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.47)          -0-
Total dividends and distributions               (.59)        (.58)        (.59)       (1.06)        (.30)
Net asset value, end of period                $13.89       $13.39       $13.32       $11.79       $14.25

TOTAL RETURN
Total investment return based on net
  asset value (c)                               8.37%        4.99%       18.35%      (10.43)%       5.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,436      $12,826      $14,323      $12,472      $15,971
Ratio to average net assets of:
  Expenses, net of fee waivers                  1.81%        1.78%        1.74%        1.52%        1.65%(e)
  Expenses, before fee waivers                  1.81%        1.78%        1.79%        1.77%        1.79%(e)
  Net investment income, net of
    fee waivers                                 4.39%        4.49%        4.64%        4.59%        3.74%(e)
Portfolio turnover rate                           35%         118%         103%         100%         186%


(a)  Net of fees voluntarily waived by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized


48



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE MUNICIPAL INCOME FUND, INC. We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund, Inc. (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund, Inc. at October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 4, 1997



FEDERAL TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In accordance with Federal tax law, the following table represents each portfolio's designation of "exempt-interest dividends" and long-term capital gain distributions paid during the fiscal year ended October 31, 1997. As required by Federal tax law, shareholders will receive notification of their portion of each portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

                           EXEMPT-INTEREST      LONG-TERM CAPITAL
PORTFOLIO                     DIVIDENDS        GAIN DISTRIBUTIONS
-------------------        ---------------     ------------------
National                     $30,101,325          $       -0-
Insured National              10,121,194           2,731,909
New York                      16,183,619                  -0-
California                    36,375,062                  -0-
Insured California             6,153,340                  -0-


49

________________________________________________________________

          APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS
_______________________________________________________________

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate.

Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for Cds with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1   (Highest Grade) Commercial paper assigned this
rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2   (Very Good Grade) issues assigned this rating
reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities - Further Information" in the Prospectuses.

________________________________________________________________

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS
________________________________________________________________

Futures Contracts

         Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

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APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
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Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Policies and Restrictions -- Additional Investment Policies -- Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.














































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